UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                     ---------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                        Date of fiscal year end: July 31
                                                 -------

                     Date of reporting period: July 31, 2010
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



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[LOGO OMITTED]     FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund

Annual Report                  July 31, 2010


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AlphaDEX(R) Sector Funds
--------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

AlphaDEX(R) Style Funds
-------------------------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                                  AlphaDEX(R)
                                 Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.


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Front Cover

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TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010

Shareholder Letter..........................................................  2
Market Overview.............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund...................  4
      First Trust Consumer Staples AlphaDEX(R) Fund.........................  6
      First Trust Energy AlphaDEX(R) Fund...................................  8
      First Trust Financials AlphaDEX(R) Fund............................... 10
      First Trust Health Care AlphaDEX(R) Fund.............................. 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund............ 14
      First Trust Materials AlphaDEX(R) Fund................................ 16
      First Trust Technology AlphaDEX(R) Fund............................... 18
      First Trust Utilities AlphaDEX(R) Fund................................ 20
      First Trust Large Cap Core AlphaDEX(R) Fund........................... 22
      First Trust Mid Cap Core AlphaDEX(R) Fund............................. 24
      First Trust Small Cap Core AlphaDEX(R) Fund........................... 26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund............ 28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund........... 30
      First Trust Multi Cap Value AlphaDEX(R) Fund.......................... 32
      First Trust Multi Cap Growth AlphaDEX(R) Fund......................... 34
Notes to Fund Performance Overview.......................................... 36
Understanding Your Fund Expenses............................................ 37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund................... 39
      First Trust Consumer Staples AlphaDEX(R) Fund......................... 42
      First Trust Energy AlphaDEX(R) Fund................................... 43
      First Trust Financials AlphaDEX(R) Fund............................... 44
      First Trust Health Care AlphaDEX(R) Fund.............................. 47
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund............ 49
      First Trust Materials AlphaDEX(R) Fund................................ 51
      First Trust Technology AlphaDEX(R) Fund............................... 53
      First Trust Utilities AlphaDEX(R) Fund................................ 55
      First Trust Large Cap Core AlphaDEX(R) Fund........................... 57
      First Trust Mid Cap Core AlphaDEX(R) Fund............................. 63
      First Trust Small Cap Core AlphaDEX(R) Fund........................... 68
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund............ 75
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund........... 79
      First Trust Multi Cap Value AlphaDEX(R) Fund.......................... 83
      First Trust Multi Cap Growth AlphaDEX(R) Fund......................... 91
Statements of Assets and Liabilities........................................ 98
Statements of Operations....................................................102
Statements of Changes in Net Assets.........................................106
Financial Highlights........................................................114
Notes to Financial Statements...............................................122
Report of Independent Registered Public Accounting Firm.....................131
Additional Information......................................................132
Board of Trustees and Officers..............................................135
Risk Considerations.........................................................137
Privacy Policy..............................................................140

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2010



Dear Shareholders:

I'm pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past twenty-four months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund for the period covered by the report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A Boewen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2010

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

[PHOTO OMITTED]         Mr. Carey is responsible for the overall management of
                        research and analysis of the First Trust product line.
                        Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered
                        Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
                        Analysts Society of Chicago and the CFA Institute. Mr.
                        Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street
                        Journal, The Wall Street Reporter, Bloomberg News
                        Service, and Registered Rep.

STATE OF THE ECONOMY
The GDP growth rate for the second quarter of 2010 was 2.4%, slightly less than the 2.6% consensus estimate from the Bloomberg survey. The U.S. economic expansion is now one year old. The economists polled in the most recent Blue Chip Economic Indicators survey see the economy expanding by 3.1% in 2010, down from an estimate of 3.3% in June. So the notion of a double-dip recession scenario is not widely held. We believe that the economy is being held back by too much legislation and the uncertainty over where taxes will be in 2011. Unless Congress passes new legislation, the Bush tax cuts will expire at the close of 2010. The Federal income tax system will then revert back to the rates levied at the end of the Clinton Administration. Too much uncertainty, in our opinion, is not only bad for the stock market but the labor market as well. The lack of any serious job creation to date is stressing both Wall Street and Main Street.

The outlook for global growth is even better than in the U.S. The International Monetary Fund (IMF) is forecasting a global GDP growth rate of 4.5% for 2010 and 4.25% for 2011. The strongest growth is expected to be in the emerging and developing economies. The IMF is forecasting GDP growth for these economies of 6.8% in 2010 and 6.4% in 2011.

Those investors concerned about investing with the unemployment rate at such a high level need not be. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

The Stock Trader's Almanac provides data that shows there is some correlation between stock performance and presidential cycles. During the last two years of the 44 administrations since 1833, stocks have gained 719%, well above the 243% gain during the first two years. The gain was 464% in the year prior to the election (Year 3) and 255% in the election year (Year 4).

U.S. STOCKS AND BONDS
All of the major U.S. stock indices posted double-digit gains for the 12-month period ended July 2010. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 13.9%, 22.8% and 19.2%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top performing sector was Industrials, up 28.7%, while the poorest showing came from Health Care, up 4.3%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 45.9% in 2010 and 13.5% in 2011, according to Standard & Poor's.

With respect to second quarter earnings, companies in the large-cap space posted a stronger showing than the broader market. As of August 16, 78% of S&P 500 companies had beaten earnings expectations, according to Bespoke Investment Group. When you include all of the U.S. companies that have reported, 66% beat their earnings expectations. The lowest-quality companies usually outperform at the beginning of a market upturn, but then yield to the top companies with better earnings. The non-financial companies in the S&P 500 held a record $837 billion in cash and equivalents at the close of the first quarter, according to Standard & Poor's. That amount was up 25.8% from the first quarter of 2009.

In the U.S. bond market, all of the domestic groups performed well. The top performing group by far was speculative-grade debt. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 23.74%. The next closest domestic category was tax-free debt, up 14.71%, as measured by the Barclays Capital Municipal Bond: Long Bond (22+) Index. Treasuries posted the poorest showing of the major categories, up 6.25%, as measured by the Barclays Capital U.S. Treasury: Intermediate Index.

FOREIGN STOCKS AND BONDS
Riskier asset classes continued their domination in the overseas markets. The top story over the past 12 months was the sovereign debt crisis in Greece and its government's need to impose severe austerity measures to curb its unsustainable debt levels. The other European Union members interceded with a $1 trillion bailout package that, while not popular with many citizens, eventually tempered investor fears of a possible contagion. The Barclays Capital Global Emerging Markets Index of debt securities rose 18.87% (USD) in the last year, while the MSCI Emerging Markets Index of stocks returned 20.07% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 6.22%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries rose 7.55% (USD). The U.S. dollar appreciated 0.51% against a basket of major currencies. The slight gain in the dollar was driven largely by weakness in the euro stemming from the debt crisis in Greece.

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FUND PERFORMANCE OVERVIEW
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext") to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 25.08%              -6.29%                 -18.92%
 Market Price                                                        24.98%              -6.29%                 -18.92%

INDEX PERFORMANCE
 StrataQuant(R) Consumer Discretionary Index                         26.04%              -5.54%                 -16.81%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Consumer Discretionary Index                             26.14%              -5.22%                 -15.91%
 Russell 1000(R) Consumer Discretionary Index(1)                     23.79%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year net asset value ("NAV") return of +25.08% underperformed the benchmark S&P 500(R) Consumer Discretionary Index return of +26.14% by -1.06%. The consumer made a comeback during the year covered by this report as the economy returned to growth stance. The hotels, restaurants & leisure industry led all industries in the Fund with a +5.7% contribution to the Fund's total return. Strong performers in the industry included Las Vegas Sands Corp. (+187.1%), Starwood Hotels & Resorts Worldwide, Inc. (+106.3%), and Royal Caribbean Cruises Ltd. (+98.8%). Casino operator Las Vegas Sands' strong performance came from aggressive expansion in Asia, particularly in Macau, China. In Macau gambling revenue for June 2010 rose +65% versus June 2009 to $13.6 billion. For the year, Las Vegas Sands led all of the Fund's holdings with a +1.6% contribution to the Fund's total return. Online movie rental service Netflix, Inc. was another top performer in the Fund with an annual return of +133.3% and a contribution to total return of +1.1%. The company saw rapid growth of subscribers over the last year, including 1.7 million new customers in the first quarter of 2010 alone. Small-cap companies made up an average of 12.6% of the Fund's holdings and contributed -1.0% to the Fund's total return. The benchmark had an average weight of only 0.6% in small-cap companies, which had slightly positive performance. As a result, the Fund received 1.1% of underperformance from the small-cap style.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

           TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
           Las Vegas Sands Corp.               Penske Automotive Group, Inc.
        TRW Automotive Holdings Corp.               Barnes & Noble, Inc.
        Royal Caribbean Cruises Ltd.              Warner Music Group Corp.
               Netflix, Inc.                          Boyd Gaming Corp.
           Limited Brands, Inc.                   MGM Resorts International

_____________________
(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         91.69%
 Consumer Staples                                3.86
 Industrials                                     3.40
 Information Technology                          1.05

                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Las Vegas Sands Corp.                           1.56%
 Lear Corp.                                      1.51
 Carnival Corp.                                  1.47
 Tractor Supply Co.                              1.46
 Comcast Corp., Class A                          1.44
 Family Dollar Stores, Inc.                      1.41
 AutoZone, Inc.                                  1.40
 News Corp., Class A                             1.40
 Sirius XM Radio, Inc.                           1.39
 Chipotle Mexican Grill, Inc.                    1.39
                                               -------
    Total                                       14.43%
                                               =======



                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

----------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Discretionary   Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Discretionary Index     Index               Discretionary Index
----------------------------------------------------------------------------------------------------------
5/8/2007         $10,000                 $10,000                 $10,000             $10,000
7/31/2007        $ 9,415                 $ 9,439                 $ 9,674             $ 9,418
1/31/2008        $ 8,296                 $ 8,349                 $ 9,261             $ 8,326
7/31/2008        $ 7,133                 $ 7,193                 $ 8,647             $ 7,355
1/31/2009        $ 4,347                 $ 4,406                 $ 5,911             $ 5,679
7/31/2009        $ 6,482                 $ 6,600                 $ 6,903             $ 6,667
1/31/2010        $ 7,427                 $ 7,592                 $ 7,611             $ 7,697
7/31/2010        $ 8,108                 $ 8,319                 $ 7,904             $ 8,410

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      15                         0                        0                         0
8/1/07 - 7/31/08                      134                         7                        0                         0
8/1/08 - 7/31/09                      112                         5                        4                         1
8/1/09 - 7/31/10                      175                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      42                         0                        0                         0
8/1/07 - 7/31/08                      104                         3                        2                         0
8/1/08 - 7/31/09                      124                         9                        0                         0
8/1/09 - 7/31/10                       76                         0                        0                         0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 15.97%              -0.66%                  -2.11%
 Market Price                                                        15.90%              -0.68%                  -2.17%

INDEX PERFORMANCE
 StrataQuant(R) Consumer Staples Index                               16.79%               0.05%                   0.17%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Consumer Staples Index                                   13.34%               2.60%                   8.66%
 Russell 1000(R) Consumer Staples Index(1)                           13.85%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +15.97% outperformed the benchmark S&P 500(R) Consumer Staples Index return of +13.34% by +2.63%. Most of the year covered by this report was characterized by economic recovery resulting in positive performance from all industries represented in the Fund and benchmark. The personal products industry led all industries in the Fund in return with an annual return of +48.6%. NBTY, Inc. was the best performer and contributor in the industry with an annual return of +48.9% and a +2.0% contribution to total return. The strong return came mostly in July when the nutritional supplement maker agreed to be bought by the Carlyle Group for $3.8 billion. The Fund's leading individual performer was Whole Foods Market, Inc. with an annual return of +56.9% and a contribution to the Fund's total return of +2.6%. The natural-goods grocer raised its 2010 profit forecast in February and May on higher revenues. On a relative basis the Fund outperformed its benchmark. The Fund was overweight in mid-cap companies, and underweight in large-cap companies relative to the benchmark. In general, mid-cap companies outperformed large-cap companies in both the Fund and the benchmark. As a result the Fund gained 7.1% of outperformance by being overweight in the mid-cap style, but 4.8% of that outperformance was reversed by being underweight in the large-cap style.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)


          TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
        Whole Foods Market, Inc.                    SUPERVALU, Inc.
               NBTY, Inc.                             Bunge Ltd.
       Coca-Cola Enterprises, Inc.              Smithfield Foods, Inc.
           Del Monte Foods Co.                Archer-Daniels-Midland Co.
              Safeway, Inc.                    Energizer Holdings, Inc.


_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Staples                              100.00%
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Coca-Cola Enterprises, Inc.                     4.95%
 NBTY, Inc.                                      4.94
 Ralcorp Holdings, Inc.                          4.75
 Molson Coors Brewing Co., Class B               4.74
 Whole Foods Market, Inc.                        4.70
 CVS Caremark Corp.                              4.66
 Dr. Pepper Snapple Group, Inc.                  4.48
 Hershey (The) Co.                               4.37
 Dean Foods Co.                                  3.55
 Sysco Corp.                                     3.38
                                               -------
    Total                                       44.52%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Consumer Staples         Consumer                Russell 1000(R)     S&P 500(R) Consumer
                AlphaDEX(R) Fund         Staples Index           Index               Staples Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,555                  $ 9,574                 $ 9,674             $ 9,747
1/31/2008       $ 8,917                  $ 8,971                 $ 9,261             $10,285
7/31/2008       $ 9,091                  $ 9,180                 $ 8,647             $10,386
1/31/2009       $ 7,142                  $ 7,224                 $ 5,646             $ 8,404
7/31/2009       $ 8,442                  $ 8,577                 $ 6,903             $ 9,587
1/31/2010       $ 9,133                  $ 9,311                 $ 7,611             $10,426
7/31/2010       $ 9,790                  $10,017                 $ 7,904             $10,865

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        1                         0
8/1/07 - 7/31/08                      142                         8                        0                         1
8/1/08 - 7/31/09                      106                         8                        8                         5
8/1/09 - 7/31/10                      167                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       93                         6                        0                         0
8/1/08 - 7/31/09                      119                         7                        2                         0
8/1/09 - 7/31/10                       84                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmarks. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 18.26%              -6.24%                 -18.80%
 Market Price                                                        18.41%              -6.21%                 -18.70%

INDEX PERFORMANCE
 StrataQuant(R) Energy Index                                         19.17%              -5.60%                 -17.00%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Energy Index                                              5.68%              -4.56%                 -14.00%
 Russell 1000(R) Energy Index(1)                                      6.28%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)

PERFORMANCE REVIEW
The Fund's one year NAV return of +18.26% outperformed the benchmark S&P 500(R) Energy Index return of +5.68% by +12.58%. In general, energy stocks had a solid year due to an increase in economic activity and the continued bounce of oil prices off of the lows of early 2009. The Fund's two leading contributors to total return were both acquired during the year covered by this report. Encore Acquisition Co. was acquired by Denbury Resources, Inc. on March 10, 2010 for cash and stock. The announcement of the acquisition immediately lifted Encore Acquisition's stock price, resulting in a return of +45.5% from the beginning of the period covered by this report through the acquisition date. The company contributed +1.3% to the Fund's total return. BJ Services Co. was acquired by Baker Hughes, Inc. on April 29, 2010 for cash and stock. The company contributed +1.2% to the Fund's total return as its stock price returned +40.1% due to the acquisition. Anadarko Petroleum Corp. managed to be a top contributor (+1.1%) despite a meager annual return of +2.6%. The company had been up more than 50% from the end of July 2009 through late April 2010. In April 2010, the company's stock slid sharply after a rig in which it owned a 25% stake experienced an explosion that caused a large deep water oil leak. The Fund rebalanced before the oil spill, trimming its position in Anadarko Petroleum and locking in much of the gain the company had experienced before the accident. Exxon Mobil Corp. had an annual return of -13.1% and caused 3.0% of Fund outperformance as the Fund was significantly underweight in the company versus the benchmark (1.8% vs. 28.9% average weight).

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

            TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Encore Acquisition Co.              Helix Energy Solutions Group, Inc.
              BJ Services Co.                        Seahawk Drilling, Inc.
             Concho Resources, Inc.                Exxon Mobil Corp.
      Oil States International, Inc.         Foundation Coal Holdings
           Anadarko Petroleum Corp.        Plains Exploration & Production Co.

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008. In addition, performance data is not available for the periods shown in the table for the Russell 1000(R) Integrated Oils Index or the Russell 1000(R) Other Energy Index because these indices ceased being calculated by Russell effective June 30, 2009.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Energy                                         96.04%
 Information Technology                          2.85
 Materials                                       0.59
 Utilities                                       0.52
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 National Oilwell Varco, Inc.                    3.28%
 SEACOR Holdings, Inc.                           3.25
 Rowan Cos., Inc.                                3.19
 Chevron Corp.                                   3.11
 Murphy Oil Corp.                                3.06
 Plains Exploration & Production Co.             3.03
 Atwood Oceanics, Inc.                           2.95
 Pride International, Inc.                       2.95
 Exterran Holdings, Inc.                         2.86
 SunPower Corp., Class A                         2.85
                                               -------
    Total                                       30.53%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------
                First Trust          StrataQuant(R)
                Energy               Energy            Russell 1000(R)    S&P 500(R)
                AlphaDEX(R) Fund     Index             Index              Energy Index
-------------------------------------------------------------------------------------------
5/8/2007         $10,000             $10,000           $10,000            $10,000
7/31/2007        $10,370             $10,387           $ 9,674            $10,743
1/31/2008        $10,594             $10,638           $ 9,261            $10,891
7/31/2008        $11,990             $12,080           $ 8,647            $11,455
1/31/2009        $ 4,831             $ 4,864           $ 6,047            $ 7,332
7/31/2009        $ 6,865             $ 6,965           $ 6,903            $ 8,138
1/31/2010        $ 8,005             $ 8,153           $ 7,611            $ 8,656
7/31/2010        $ 8,119             $ 8,301           $ 7,904            $ 8,601

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      111                         4                        4                         0
8/1/08 - 7/31/09                      116                         9                       10                         2
8/1/09 - 7/31/10                      162                         1                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                      124                         7                        0                         0
8/1/08 - 7/31/09                      108                         5                        4                         1
8/1/09 - 7/31/10                       86                         2                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 26.68%             -11.03%                 -31.45%
 Market Price                                                        26.80%             -11.03%                 -31.45%

INDEX PERFORMANCE
 StrataQuant(R) Financials Index                                     27.67%             -10.12%                 -29.14%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Financials Index                                         14.55%             -23.26%                 -57.47%
 Russell 1000(R) Financial Services Index(1)                         15.12%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +26.68% outperformed the benchmark S&P 500(R) Financials Index return of +14.55% by +12.13%. The Financials sector in general had a strong year as the worst of the financial crisis passed and surviving financial institutions bounced sharply over their lows. Low interest rates and improving economic conditions caused a particularly large bounce in the real estate investment trust ("REIT") industry. In the Fund the industry had an annual return of +57.7% and contributed +11.9% to total return. Four of the Fund's top five contributors (Forest City Enterprises, Inc., Class A, Macerich
(The) Co., SL Green Realty Corp., and Alexandria Real Estate Equities, Inc.) were REITs or real-estate management companies. Forest City Enterprises appreciated +149.4% during the time it was held in the Fund over the year covered by this report. A decrease in write downs from abandoned projects helped the company report a $0.04/share profit for the quarter ended January 2010, an improvement from a loss of $0.44/share for the same quarter a year earlier. On a relative basis the Fund outperformed its benchmark. REITs and real-estate management companies caused +10.1% of Fund outperformance as the Fund was overweight in these companies relative to the benchmark (18.1% vs. 8.1%).

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

           TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
  Genworth Financial, Inc., Class A             Student Loan (The) Corp.
Forest City Enterprises, Inc., Class A      Investment Technology Group, Inc.
            Macerich (The) Co.                     Commonwealth REIT
           SL Green Realty Corp.               Metavante Technologies, Inc.
  Alexandria Real Estate Equities, Inc.  Waddell & Reed Financial, Inc., Class A

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Financials                                     92.33%
 Information Technology                          5.19
 Industrials                                     1.61
 Consumer Discretionary                          0.87
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 MBIA, Inc.                                      1.62%
 CoreLogic, Inc.                                 1.18
 Leucadia National Corp.                         1.18
 Ares Capital Corp.                              1.17
 OneBeacon Insurance Group Ltd., Class A         1.16
 Aspen Insurance Holdings Ltd.                   1.16
 UDR, Inc.                                       1.15
 Allied World Assurance Holdings Co. Ltd.        1.15
 Everest Re Group Ltd.                           1.15
 Total System Services, Inc.                     1.15
                                               -------
    Total                                       12.07%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

---------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Financials               Financials              Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Financials  Index
---------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                 $10,000                  $10,000             $10,000
7/31/2007       $ 8,955                 $ 8,986                  $ 9,674             $ 8,883
1/31/2008       $ 7,939                 $ 8,017                  $ 9,261             $ 7,875
7/31/2008       $ 6,363                 $ 6,450                  $ 8,647             $ 5,950
1/31/2009       $ 3,908                 $ 3,976                  $ 5,646             $ 3,444
7/31/2009       $ 5,412                 $ 5,550                  $ 6,903             $ 3,713
1/31/2010       $ 6,429                 $ 6,618                  $ 7,611             $ 4,081
7/31/2010       $ 6,856                 $ 7,086                  $ 7,904             $ 4,253

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      19                         0                        0                         0
8/1/07 - 7/31/08                      117                         4                        4                         1
8/1/08 - 7/31/09                      127                        11                        4                         6
8/1/09 - 7/31/10                      175                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      38                         0                        0                         0
8/1/07 - 7/31/08                      112                        10                        2                         0
8/1/08 - 7/31/09                       99                         3                        4                         1
8/1/09 - 7/31/10                       76                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Healthcare Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 22.08%               2.35%                   7.80%
 Market Price                                                        22.08%               2.35%                   7.80%

INDEX PERFORMANCE
 StrataQuant(R) Health Care Index                                    22.96%               3.19%                  10.69%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Health Care Index                                         4.30%              -5.55%                 -16.83%
 Russell 1000(R) Health Care Index(1)                                 5.34%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +22.08% outperformed the benchmark S&P 500(R) Health Care Index return of +4.30% by +17.78%. The Fund's best performing industry within the Health Care sector was the pharmaceuticals industry. For the year, the Fund's holdings in the industry returned +33.3% and contributed +5.1% to the Fund's total return. Leading the way was the Fund's best individual performer and contributor, Valeant Pharmaceutical International. The company had an annual return of +118.2% and contributed +1.3% to the Fund's total return as it announced a merger with Canada's largest public drug maker, Bioval Corp. Perrigo Co., a maker of store-brand pharmaceutical and nutritional products, was another top performer from the pharmaceuticals industry with a one year return of +105.9% and contribution of +1.0% to the Fund's total return. The company benefitted from the acquisition of store-brand baby formula maker, PBM Holdings, Inc., and the economic contraction of 2008 and 2009 as consumers saved money by switching to store-brand products. All six industries in the Health Care sector that were represented in the Fund and benchmark contributed to Fund outperformance. The Fund was overweight in the health care providers & services industry versus the benchmark (44.0% vs. 17.2% average weight) and the Fund's holdings in the industry outperformed the benchmark's (+18.3% vs. +10.2%), resulting in the Fund receiving 8.5% of outperformance. On pure performance the biotechnology industry stood out. The Fund's holdings in the industry returned +24.1% while the benchmark's biotechnology holdings returned -9.6%. This discrepancy in performance was largely due to most of the benchmark's weight in the industry being focused in Gilead Sciences, Inc. and Amylin Pharmaceuticals, Inc., which returned -31.9% and -12.5%, respectively. Since the biotechnology industry had a small weight in the Fund, it only contributed 1.9% to Fund outperformance.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

              TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
      Valeant Pharmaceuticals International             Thoratec Corp.
                Health Net, Inc.                       CareFusion Corp.
             Hill-Rom Holdings, Inc.              King Pharmaceuticals, Inc.
             Tenet Healthcare Corp.              BioMarin Pharmaceutical, Inc.
                   Perrigo Co.                          Dendreon Corp.


_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Health Care                                    98.18%
 Information Technology                          1.82
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Coventry Health Care, Inc.                      2.56%
 Endo Pharmaceuticals Holdings, Inc.             2.51
 Hill-Rom Holdings, Inc.                         2.47
 Valeant Pharmaceuticals International           2.45
 WellPoint, Inc.                                 2.36
 Humana, Inc.                                    2.35
 Merck & Co., Inc.                               2.25
 LifePoint Hospitals, Inc.                       2.24
 Perrigo Co.                                     2.16
 AmerisourceBergen Corp.                         2.15
                                               -------
    Total                                       23.50%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Health Care              Health Care             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Health Care Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,740                  $ 9,764                 $ 9,674             $ 9,222
1/31/2008       $ 9,645                  $ 9,702                 $ 9,261             $ 9,269
7/31/2008       $ 9,465                  $ 9,573                 $ 8,647             $ 8,940
1/31/2009       $ 7,330                  $ 7,443                 $ 5,646             $ 7,696
1/31/2009       $ 7,142                  $ 7,224                 $ 5,646             $ 8,404
7/31/2009       $ 8,830                  $ 9,001                 $ 6,903             $ 7,974
1/31/2010       $10,750                  $10,993                 $ 7,611             $ 9,042
7/31/2010       $10,780                  $11,068                 $ 7,904             $ 8,318

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        0                         0
8/1/07 - 7/31/08                      133                         7                        2                         0
8/1/08 - 7/31/09                      118                         6                        7                         2
8/1/09 - 7/31/10                      161                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      30                         0                        0                         0
8/1/07 - 7/31/08                       93                        15                        0                         0
8/1/08 - 7/31/09                      116                         5                        1                         0
8/1/09 - 7/31/10                       90                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Arca to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 29.16%              -7.20%                 -21.45%
 Market Price                                                        28.99%              -7.24%                 -21.55%

INDEX PERFORMANCE
 StrataQuant(R) Industrials Index                                    30.19%              -6.50%                 -19.52%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Industrials Index                                        28.68%              -5.74%                 -17.37%
 Russell 1000(R) Producer Durables Index(1)                          27.36%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +29.16% outperformed the benchmark S&P 500(R) Industrials Index return of +28.68% by +0.48%. In general, the Industrials sector was one of the strongest sectors over the 12 months covered by this report. Economic growth drove the solid performance as GDP grew in the third quarter of 2009 after four contracting quarters. The ISM Manufacturing Index also climbed above 50 (signaling expansion) in August of 2009 and stayed above 50 through the end of the reporting period. The machinery industry led all the industries in the Fund with a +11.0% contribution to total return on an annual return of +46.7%. Within the industry, Bucyrus International, Inc. returned +65.9% while it was held in the Fund during this reporting period, and contributed +1.3% to the Fund's total return. The company posted better than expected earnings for the third and fourth quarters of 2009 and completed an acquisition of the mining equipment business of Terex Corp. in February 2010. Printer maker Lexmark International, Inc. was the Fund's leading individual performer (+153.7%) and contributor to total return (+1.7%). The company cited better than expected printer demand and success of new products as reasons for why it tripled its net income in the fourth quarter of 2009 versus the fourth quarter of 2008. The strong results also led the company to raise expectations for 2010. The Fund gained 4.4% of outperformance by being overweight in the machinery industry relative to the benchmark. The strong performing aerospace & defense industry reversed 4.1% of that outperformance as the Fund was underweight in the industry relative to the benchmark.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
    Lexmark International, Inc., Class A              Con-Way, Inc.
         Bucyrus International, Inc.                    URS Corp.
            Kansas City Southern                  FTI Consulting, Inc.
      Manitowoc (The) Co., Inc.                     Brink's (The) Co.
            BE Aerospace, Inc.                      Iron Mountain, Inc.

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Industrials                                    88.00%
 Information Technology                          5.63
 Energy                                          4.78
 Health Care                                     1.59
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Cummins, Inc.                                 1.99%
 Copa Holdings SA, Class A                     1.90
 UAL Corp.                                     1.88
 Continental Airlines, Inc., Class B           1.85
 Waste Connections, Inc.                       1.78
 Boeing (The) Co.                              1.77
 Northrop Grumman Corp.                        1.75
 Republic Services, Inc.                       1.75
 Toro (The) Co.                                1.73
 GATX Corp.                                    1.73
                                             -------
    Total                                     18.13%
                                             =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust
                Industrials/Producer     StrataQuant(R)
                Durables                 Industrials             Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Industrials Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $ 9,435                  $ 9,457                 $ 9,674             $10,400
1/31/2008       $ 8,770                  $ 8,820                 $ 9,261             $ 9,935
7/31/2008       $ 8,792                  $ 8,874                 $ 8,647             $ 9,138
1/31/2009       $ 4,967                  $ 5,030                 $ 5,646             $ 5,934
7/31/2009       $ 6,081                  $ 6,181                 $ 6,903             $ 6,422
1/31/2010       $ 7,233                  $ 7,384                 $ 7,611             $ 7,464
7/31/2010       $ 7,854                  $ 8,048                 $ 7,904             $ 8,263

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      40                         1                        0                         0
8/1/07 - 7/31/08                      121                         4                        3                         0
8/1/08 - 7/31/09                      115                         3                        6                         0
8/1/09 - 7/31/10                      163                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      16                         0                        0                         0
8/1/07 - 7/31/08                      115                         6                        1                         0
8/1/08 - 7/31/09                      122                         6                        3                         0
8/1/09 - 7/31/10                       88                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Arca to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 32.72%               1.13%                   3.71%
 Market Price                                                        32.55%               1.13%                   3.71%

INDEX PERFORMANCE
 StrataQuant(R) Materials Index                                      33.56%               1.87%                   6.18%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Materials Index                                          12.68%              -5.08%                 -15.51%
 Russell 1000(R) Materials and Processing Index(1)                   16.58%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +32.72% outperformed the benchmark S&P 500(R) Materials Index return of +12.68% by +20.04%. The rebound in economic activity that led GDP to grow in the third quarter of 2009 after four quarters of contraction helped the Materials sector to strong annual returns. The chemicals industry led the Fund in contribution to total return (+14.8%) and annual return (+37.5%). Huntsman Corp. was the leading individual contributor in the Fund with a +3.1% contribution to total return on an annual return of +77.1%. The company experienced surprisingly high demand for its epoxy adhesives used in skis, wind turbines, and the aerospace and auto industries. Terra Industries, Inc. was the Fund's second best individual contributor to total return with a +2.9% contribution. The nitrogen fertilizer producer was acquired by competitor CF Industries, Inc. for cash and stock. For the time Terra Industries was held in the Fund this reporting period, it returned +95.5%. The chemicals industry led all industries in the Fund by contributing 9.6% to Fund outperformance. The drivers of outperformance were strong performing mid-cap companies that were not held in the benchmark. Examples of such companies include Huntsman Corp., Terra Industries, Albemarle Corp. (+48.8%), Ashland, Inc. (+54.8%), Cabot Corp. (+66.0%), and Lubrizol Corp. (+64.2%). Together these companies combined to contribute 9.5% to Fund outperformance.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

            TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
               Huntsman Corp.                               Valhi, Inc.
           Terra Industries, Inc.                       General Cable Corp.
    Cliffs Natural Resources, Inc.                     Celanese Corp., Class A
            Titanium Metals Corp.                            Masco Corp.
                Ashland, Inc.                               Alcoa, Inc.

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Materials                                      86.53%
 Industrials                                    13.47
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 CF Industries Holdings, Inc.                    3.91%
 Domtar Corp.                                    3.63
 Ashland, Inc.                                   3.34
 Pactiv Corp.                                    3.33
 Packaging Corp. of America                      3.33
 Scotts Miracle-Gro (The) Co., Class A           3.32
 MeadWestvaco Corp.                              3.30
 Owens Corning, Inc.                             3.21
 Temple-Inland, Inc.                             2.96
 Newmont Mining Corp.                            2.76
                                               -------
    Total                                       33.09%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Materials                Materials               Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                   Index               Materials Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,085                  $10,104                 $ 9,674             $ 9,956
1/31/2008       $10,310                  $10,362                 $ 9,261             $10,271
7/31/2008       $11,037                  $11,128                 $ 8,647             $10,387
1/31/2009       $ 5,255                  $ 5,323                 $ 5,646             $ 5,394
7/31/2009       $ 7,814                  $ 7,950                 $ 6,903             $ 7,499
1/31/2010       $ 9,265                  $ 9,468                 $ 7,611             $ 7,890
7/31/2010       $10,371                  $10,617                 $ 7,094             $ 8,450

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      132                         3                        5                         0
8/1/08 - 7/31/09                      104                         8                        3                         1
8/1/09 - 7/31/10                      172                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       98                        10                        2                         0
8/1/08 - 7/31/09                      131                         8                        0                         0
8/1/09 - 7/31/10                       79                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Arca to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 25.22%              -3.01%                  -9.40%
 Market Price                                                        25.12%              -2.99%                  -9.35%

INDEX PERFORMANCE
 StrataQuant(R) Technology Index                                     26.14%              -2.12%                  -6.69%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Information Technology Index                             13.72%              -1.35%                  -4.30%
 Russell 1000(R) Technology Index(1)                                 14.99%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +25.22% outperformed the benchmark S&P 500(R) Information Technology Index return of +13.72% by +11.50%. A combination of increasing consumer demand for technology products and tight inventories lifted the returns of the Information Technology sector as the economy returned to growth. The semiconductor industry had the Fund's two leading individual contributors to total return. Advanced Micro Devices, Inc., the second largest maker of computer processors behind Intel Corp., had an annual return of +104.4% on increasing personal computer demand, particularly from China. The company contributed +1.9% to the Fund's total return. LED light producer Cree, Inc. was another strong performer in the industry. The company contributed +1.8% to the Fund's total return and had an annual return of +120.9% on strong demand for its LED lighting, including a deal to put its lights in 650 Wal-Mart stores. The software industry led all industries in contribution to total return with a +7.0% contribution. It was led by VMware, Inc.'s annual return of +140.5% and contribution of +1.5%. The company, which makes software allowing computers to run multiple operating systems, beat earnings expectations for the fourth quarter of 2009 and raised its forecast for 2010 due to an improving market for servers that run corporate networks. The Fund received +12.6% of outperformance from mid-cap companies. Some of the Fund's mid-cap companies with strong performance that the benchmark did not hold include: Cree, Inc., F5 Networks, Inc. (+136.6%), Sybase, Inc. (+81.5%), and Rovi Corp. (+70.0%).

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

             TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
         Advanced Micro Devices, Inc.                  CommScope, Inc.
                  Cree, Inc.                Brocade Communications Systems, Inc.
               F5 Networks, Inc.                      DST Systems, Inc.
             VMware, Inc., Class A                       NCR Corp.
Cognizant Technology Solutions Corp., Class A      Juniper Networks, Inc.


_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Information Technology                         95.67%
 Telecommunication Services                      4.33
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 F5 Networks, Inc.                               2.39%
 VMware, Inc., Class A                           2.32
 Rovi Corp.                                      2.19
 Salesforce.com, Inc.                            2.15
 NetApp, Inc.                                    2.12
 Corning, Inc.                                   2.10
 Cognizant Technology Solutions Corp., Class A   2.04
 Synopsys, Inc.                                  1.96
 SanDisk Corp.                                   1.94
 Apple, Inc.                                     1.91
                                               -------
    Total                                       21.12%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Technology               Technology              Russell 1000(R)     S&P 500(R) Information
                AlphaDEX(R) Fund         Index                   Index               Technology Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000             $10,000
7/31/2007       $10,235                  $10,252                 $ 9,674             $10,160
1/31/2008       $ 9,030                  $ 9,078                 $ 9,261             $ 9,501
7/31/2008       $ 8,815                  $ 8,895                 $ 8,647             $ 9,320
1/31/2009       $ 5,205                  $ 5,295                 $ 5,646             $ 6,101
7/31/2009       $ 7,236                  $ 7,397                 $ 6,903             $ 8,416
1/31/2010       $ 8,246                  $ 8,457                 $ 7,611             $ 9,142
7/31/2010       $ 9,060                  $ 9,330                 $ 7,904             $ 9,570

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      23                         1                        0                         0
8/1/07 - 7/31/08                      130                         4                        4                         0
8/1/08 - 7/31/09                      111                         2                       11                         1
8/1/09 - 7/31/10                      163                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      33                         0                        0                         0
8/1/07 - 7/31/08                      107                         4                        1                         0
8/1/08 - 7/31/09                      119                        10                        0                         1
8/1/09 - 7/31/10                       87                         1                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership, and Russell's growth/value classification to determine a stock's style.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 15.80%              -4.51%                 -13.84%
 Market Price                                                        15.79%              -4.49%                 -13.80%

INDEX PERFORMANCE
 StrataQuant(R) Utilities Index                                      16.72%              -3.67%                 -11.38%
 Russell 1000(R) Index                                               14.51%              -7.02%                 -20.96%
 S&P 500(R) Utilities Index                                           9.47%              -6.07%                 -18.31%
 Russell 1000(R) Utilities Index(1)                                   9.00%                NA                      NA


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW

The Fund's one year NAV return of +15.80% outperformed the benchmark S&P 500(R) Utilities Index return of +9.47% by +6.33%. The defensive Utilities sector did not experience appreciation as large as the broader markets from July 2009 through April 2010. However, when volatility made a sharp increase in May 2010 and equity prices dropped in general, the Utilities sector closed much of the performance gap. The multi-utilities industry led all industries in the Fund in contribution to total return with a +6.9% contribution. Included in the industry was DTE Energy Co., the Fund's leading individual contributor. The company was able to cut costs to offset falling energy demand due to economic recession. In October 2009, the company raised its earnings guidance for 2009 from $2.75-$3.05 to $3.20-$3.40. DTE Energy followed through and reported actual 2009 earnings of $3.24. The company had an annual return of +40.8% and contributed +1.2% to the Fund's total return. The Fund outperformed its benchmark largely because of its exposure to companies classified by GICS as Telecommunication Services companies. Such companies had an annual return of +28.8%, contributed +4.4% to the Fund's total return, and were not held in the benchmark. NII Holdings, Inc. was from the Telecommunication Services sector, and it was the Fund's best individual performing company. The provider of mobile communications to Latin America sold a 30% stake of its Mexican unit to Grupo Televisa SA, which should provide the cash to upgrade its Mexican network to be capable of high-speed internet. For the year, NII Holdings, Inc. returned +62.7% and contributed +1.1% to the Fund's total return.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

       TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          DTE Energy Co.                             Mirant Corp.
        NII Holdings, Inc.                         NRG Energy, Inc.
          NiSource, Inc.                   Constellation Energy Group, Inc.
        Southern Union Co.                           Calpine Corp.
      Pepco Holdings, Inc.                  Leap Wireless International, Inc.

_____________________
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Utilities                                      75.36%
 Telecommunication Services                     23.46
 Energy                                          1.18
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 United States Cellular Corp.                    3.57%
 Telephone and Data Systems, Inc.                3.51
 Allegheny Energy, Inc.                          3.45
 AT&T, Inc.                                      3.35
 CenturyLink, Inc.                               3.34
 NRG Energy, Inc.                                3.34
 Ameren Corp.                                    3.34
 Great Plains Energy, Inc.                       3.30
 Mirant Corp.                                    3.25
 Constellation Energy Group, Inc.                3.07
                                               -------
    Total                                       33.52%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust              StrataQuant(R)
                Utilities                Utilities                Russell 1000(R)     S&P 500(R)
                AlphaDEX(R) Fund         Index                    Index               Utilities Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                  $10,000             $10,000
7/31/2007       $ 9,185                  $ 9,205                  $ 9,674             $ 9,034
1/31/2008       $ 8,789                  $ 8,856                  $ 9,261             $ 9,588
7/31/2008       $ 8,506                  $ 8,601                  $ 8,647             $ 9,394
1/31/2009       $ 6,660                  $ 6,760                  $ 5,646             $ 7,262
7/31/2009       $ 7,440                  $ 7,593                  $ 6,903             $ 7,463
1/31/2010       $ 8,033                  $ 8,229                  $ 7,611             $ 7,777
7/31/2010       $ 8,616                  $ 8,863                  $ 7,904             $ 8,170


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      140                         5                        1                         1
8/1/08 - 7/31/09                      110                         9                        5                         1
8/1/09 - 7/31/10                      165                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       96                         5                        2                         0
8/1/08 - 7/31/09                      125                         4                        1                         0
8/1/09 - 7/31/10                       85                         1                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 22.26%              -5.94%                 -17.95%
 Market Price                                                        22.21%              -5.95%                 -17.97%

INDEX PERFORMANCE
 Defined Large Cap Core Index                                        23.13%              -5.22%                 -15.90%
 S&P 500(R) Index                                                    13.84%              -7.22%                 -21.50%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +22.26% outperformed the benchmark S&P 500(R) Index return of +13.84% by +8.42%. The Consumer Discretionary sector led all sectors in the Fund in contribution to total return with a +4.3% contribution. A rebounding consumer helped the sector to an annual return of +26.8%, and the sector's average weight in the Fund of 17.8% made it the heaviest weighted sector in the Fund. The Information Technology sector was the second best contributor with a +3.7% contribution, and also included five of the Fund's top six individual contributors. Included in the sector was the Fund's leading individual contributor, Advanced Micro Devices, Inc. The second largest maker of computer processors behind Intel Corp. had an annual return of +104.4% on increasing personal computer demand, particularly from China. For the year, Advanced Micro Devices contributed +0.4% to the Fund's total return. The Fund received outperformance from every sector except Consumer Staples. The Consumer Discretionary sector led all sectors by contributing 2.1% to Fund outperformance due to the Fund being overweight in the strong performing sector relative to the benchmark. In most sectors the Fund's holdings had better annual returns than the benchmark's annual returns. Two sectors with notable performance differences were the Financials (+30.5% vs. +14.3%) and Energy (+19.4% vs. +5.7%) sectors.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

              TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
          Advanced Micro Devices, Inc.            Stanley Black & Decker, Inc.
 Cognizant Technology Solutions Corp., Class A           Dean Foods Co.
                   SanDisk Corp.                     Micron Technology, Inc.
          Pioneer Natural Resources Co.               AK Steel Holding Corp.
                 Salesforce.com, Inc.                     SUPERVALU, Inc.

The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         17.98%
 Financials                                     12.90
 Information Technology                         12.19
 Utilities                                      11.95
 Health Care                                    11.25
 Industrials                                    10.64
 Consumer Staples                                9.59
 Energy                                          5.64
 Materials                                       5.25
 Telecommunication Services                      2.61
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Cummins, Inc.                                   0.51%
 Morgan Stanley                                  0.49
 Limited Brands, Inc.                            0.48
 King Pharmaceuticals, Inc.                      0.48
 Salesforce.com, Inc.                            0.48
 Wynn Resorts Ltd.                               0.48
 Goldman Sachs Group (The), Inc.                 0.48
 Carnival Corp.                                  0.48
 Dean Foods Co.                                  0.48
 NiSource, Inc.                                  0.48
                                               -------
    Total                                        4.84%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust
                Large Cap Core           Defined Large           S&P 500(R)
                AlphaDEX(R) Fund         Cap Core Index          Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000                 $10,000
7/31/2007       $ 9,560                  $ 9,579                 $ 9,690
1/31/2008       $ 9,022                  $ 9,071                 $ 9,271
7/31/2008       $ 8,304                  $ 8,383                 $ 8,615
1/31/2009       $ 5,325                  $ 5,398                 $ 5,690
7/31/2009       $ 6,711                  $ 6,830                 $ 6,896
1/31/2010       $ 7,618                  $ 7,783                 $ 7,576
7/31/2010       $ 8,205                  $ 8,410                 $ 7,850

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      18                         1                        0                         0
8/1/07 - 7/31/08                      126                         2                        7                         0
8/1/08 - 7/31/09                      106                         9                        2                         1
8/1/09 - 7/31/10                      151                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      38                         0                        0                         0
8/1/07 - 7/31/08                      109                         5                        1                         0
8/1/08 - 7/31/09                      127                         8                        2                         0
8/1/09 - 7/31/10                      100                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 23.94%              -2.43%                  -7.63%
 Market Price                                                        23.89%              -2.44%                  -7.67%

INDEX PERFORMANCE
 Defined Mid Cap Core Index                                          24.93%              -1.69%                  -5.36%
 S&P MidCap 400 Index                                                22.82%              -3.37%                 -10.49%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +23.94% outperformed the benchmark S&P MidCap 400 Index return of +22.82% by +1.12%. A return to economic growth, increased stability in the Financials sector, and private job creation led to double-digit positive returns across all sectors in the Fund and benchmark for the year covered by this report. The Consumer Discretionary sector was the best-contributing sector in the Fund with a +4.2% contribution to total return. The sector returned +20.6% and was the heaviest weighted sector in the Fund. Netflix, Inc. was the sector's leading annual performer (+133.3%) and contributor (+0.5%). The online movie rental company saw rapid growth of subscribers over the last year, including 1.7 million new customers in the first quarter of 2010 alone. The Financials and Information Technology sectors were the next best contributing sectors with contributions of +4.1% and +4.0%, respectively. The Financials and Materials sectors were the best performing sectors in the Fund with annual returns of +35.6% and +36.0%, respectively. The Fund's holdings in the Utilities and Information Technology sectors provided better annual returns than the same sectors in the benchmark, resulting in +1.0% of Fund outperformance.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
             Patriot Coal Corp.                   Barnes & Noble, Inc.
                Netflix, Inc.                       Boyd Gaming Corp.
               CoreLogic, Inc.                 WellCare Health Plans, Inc.
                 Cree, Inc.                         Affymetrix, Inc.
         Bucyrus International, Inc.              Coldwater Creek, Inc.


_____________________
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         19.36%
 Information Technology                         15.82
 Financials                                     14.73
 Industrials                                    13.66
 Health Care                                    11.30
 Utilities                                       7.74
 Materials                                       6.33
 Energy                                          5.46
 Consumer Staples                                4.09
 Telecommunication Services                      1.51
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 F5 Networks, Inc.                               0.67%
 Rovi Corp.                                      0.62
 Brink's (The) Co.                               0.60
 Life Time Fitness, Inc.                         0.60
 Tractor Supply Co.                              0.60
 CoreLogic, Inc.                                 0.60
 Under Armour, Inc., Class A                     0.59
 TIBCO Software, Inc.                            0.59
 Telephone and Data Systems, Inc.                0.59
 Black Hills Corp.                               0.59
                                               -------
    Total                                        6.05%
                                               =======

                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------
                First Trust                   Defined
                Mid Cap Core                  Mid Cap Core       S&P Mid Cap
                AlphaDEX(R) Fund              Index              400 Index
-------------------------------------------------------------------------------
5/8/2007        $10,000                       $10,000            $10,000
7/31/2007       $ 9,527                       $ 9,540            $ 9,615
1/31/2008       $ 8,872                       $ 8,911            $ 9,091
7/31/2008       $ 8,812                       $ 8,889            $ 9,138
1/31/2009       $ 5,561                       $ 5,625            $ 5,731
7/31/2009       $ 7,453                       $ 7,576            $ 7,288
1/31/2010       $ 8,498                       $ 8,674            $ 8,215
7/31/2010       $ 9,236                       $ 9,464            $ 8,951

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      22                         1                        0                         0
8/1/07 - 7/31/08                      124                        14                        4                         0
8/1/08 - 7/31/09                       95                         9                        1                         2
8/1/09 - 7/31/10                      184                         2                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      34                         0                        0                         0
8/1/07 - 7/31/08                      102                         4                        2                         0
8/1/08 - 7/31/09                      138                        10                        0                         0
8/1/09 - 7/31/10                       65                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 20.63%              -5.18%                 -15.79%
 Market Price                                                        20.63%              -5.18%                 -15.78%

INDEX PERFORMANCE
 Defined Small Cap Core Index                                        21.65%              -4.33%                 -13.33%
 S&P SmallCap 600 Index                                              19.17%              -5.21%                 -15.86%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +20.63% outperformed the benchmark S&P SmallCap 600 Index return of +19.17% by +1.46%. A return to economic growth, increased stability in the Financials sector, and private job creation led to positive returns across all sectors in the Fund for the year covered by this report. The Consumer Discretionary sector had four of the Fund's top five individual contributors, resulting in a Fund-leading +5.2% contribution to the Fund's total return. The Fund's holdings in the sector had an annual return of +27.0% and it was the heaviest weighted sector in the Fund. The sector included the Fund's best individual performer, Crocs, Inc. After four straight quarters of losses, the company reported positive quarterly earnings in three of the four quarters in the period covered by this report. Crocs had an annual return of +274.9% and contributed +0.4% to the Fund's total return. The Industrials sector was the next best contributing sector with a +3.6% contribution to total return. The Materials and Consumer Staples sectors led the Fund in performance as each had an annual return of +31.6%. The Fund's overweight position relative to the benchmark in the strong-performing Consumer Discretionary sector led to +1.3% of Fund outperformance.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

            TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
         Landry's Restaurants, Inc.                      ArQule, Inc.
               Sonic Solutions                  Ruth's Hospitality Group, Inc.
                 Crocs, Inc.                        Seahawk Drilling, Inc.
                  HSN, Inc.                      Compellent Technologies, Inc.
       Skechers U.S.A., Inc., Class A                      THQ, Inc.


_____________________
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         24.19%
 Industrials                                    16.21
 Information Technology                         15.74
 Health Care                                    14.05
 Financials                                     12.05
 Materials                                       4.68
 Consumer Staples                                4.50
 Energy                                          4.27
 Utilities                                       3.52
 Telecommunication Services                      0.79
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Lithia Motors, Inc., Class A                    0.50%
 Marcus (The) Corp.                              0.45
 Red Robin Gourmet Burgers, Inc.                 0.43
 Stein Mart, Inc.                                0.43
 HSN, Inc.                                       0.43
 Keithley Instruments, Inc.                      0.43
 Maidenform Brands, Inc.                         0.42
 Crocs, Inc.                                     0.42
 Healthspring, Inc.                              0.42
 Ruby Tuesday, Inc.                              0.42
                                               -------
    Total                                        4.35%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

--------------------------------------------------------------------------------
                First Trust Small        Defined Small            S&P SmallCap
                Cap Core                 Cap Core                 600
                AlphaDEX(R) Fund         Index                    Index
--------------------------------------------------------------------------------
5/8/2007          $10,000                $10,000                  $10,000
7/31/2007         $ 9,433                $ 9,454                  $ 9,535
1/31/2008         $ 8,476                $ 8,534                  $ 8,771
7/31/2008         $ 8,288                $ 8,382                  $ 8,746
1/31/2009         $ 5,043                $ 5,124                  $ 5,550
7/31/2009         $ 6,981                $ 7,125                  $ 7,060
1/31/2010         $ 7,805                $ 8,001                  $ 7,712
7/31/2010         $ 8,421                $ 8,667                  $ 8,414

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      24                         0                        1                         0
8/1/07 - 7/31/08                      116                         5                        5                         0
8/1/08 - 7/31/09                      102                         5                        5                         0
8/1/09 - 7/31/10                      112                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      32                         0                        0                         0
8/1/07 - 7/31/08                      116                         5                        3                         0
8/1/08 - 7/31/09                      131                         9                        3                         0
8/1/09 - 7/31/10                      139                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 23.53%              -5.86%                 -17.71%
 Market Price                                                        23.50%              -5.90%                 -17.82%

INDEX PERFORMANCE
 Defined Large Cap Value Opportunities Index                         24.41%              -5.09%                 -15.53%
 S&P 500(R) Value Index                                              14.97%             -10.14%                 -29.21%
 S&P 500(R) Index                                                    13.84%              -7.22%                 -21.50%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +23.53% outperformed the benchmark S&P 500(R) Value Index return of +14.97% by +8.56%. The Fund's holdings in the Materials sector had an annual return of +49.2% to lead all sectors in the Fund. The Materials sector was responsible for a +2.2% contribution to total return though it had an average weight of only 4.5% throughout the year covered by this report. Allegheny Technologies, Inc. was the leading contributor in the sector with a +0.5% contribution to total return and a return of +89.4% during the time it was held in the Fund this reporting period. The maker of specialty metals benefitted from an improving demand outlook from aerospace manufacturers. The Industrials sector led all sectors in contribution to the Fund's total return with a +4.8% contribution, even though no individual Industrials company was among the Fund's top 15 contributors. The Energy sector contributed +2.3% to Fund outperformance, aided by strong the returns from Massey Energy Co. (+86.0%) and Pioneer Natural Resources Co. (+86.7%) for the time the companies were held in the Fund during this reporting period. The two companies alone contributed +1.0% to Fund outperformance. The Fund gained another +2.2% of outperformance from being overweight in the Utilities sector relative to the benchmark.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

          TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
            Massey Energy Co.                     Dean Foods Co.
      Pioneer Natural Resources Co.               SUPERVALU, Inc.
      Allegheny Technologies, Inc.               CareFusion Corp.
        United States Steel Corp.              Nabors Industries Ltd.
       Discover Financial Services           King Pharmaceuticals, Inc.

_____________________
The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND (CONTINUED)

-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Utilities                                      21.27%
 Consumer Discretionary                         14.17
 Financials                                     12.55
 Health Care                                    12.09
 Industrials                                     9.33
 Energy                                          8.89
 Information Technology                          8.57
 Consumer Staples                                6.95
 Telecommunication Services                      3.37
 Materials                                       2.81
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Morgan Stanley                                  0.91%
 King Pharmaceuticals, Inc.                      0.90
 Carnival Corp.                                  0.89
 NiSource, Inc.                                  0.89
 Leucadia National Corp.                         0.88
 ConocoPhillips                                  0.88
 Chevron Corp.                                   0.88
 Coventry Health Care, Inc.                      0.88
 Comcast Corp., Class A                          0.87
 QEP Resources, Inc.                             0.87
                                               -------
    Total                                        8.85%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Value Opportunities         Value Opportunities    S&P 500(R)         S&P 500(R)
                AlphaDEX(R) Fund            Index                  Index              Value Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,450                     $ 9,462                $ 9,690            $ 9,586
1/31/2008       $ 8,821                     $ 8,870                $  9,271           $ 9,148
7/31/2008       $ 7,858                     $ 7,933                $ 8,615            $ 8,066
1/31/2009       $ 4,993                     $ 5,064                $  5,690           $ 5,060
7/31/2009       $ 6,661                     $ 6,790                $ 6,896            $ 6,157
1/31/2010       $ 7,765                     $ 7,947                $  7,576           $ 6,840
7/31/2010       $ 8,228                     $ 8,447                $ 7,850            $ 7,079

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      40                         0                        0                         0
8/1/07 - 7/31/08                      127                         3                        5                         0
8/1/08 - 7/31/09                      115                         7                        5                         1
8/1/09 - 7/31/10                      155                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      17                         0                        0                         0
8/1/07 - 7/31/08                      109                         5                        1                         0
8/1/08 - 7/31/09                      119                         7                        0                         1
8/1/09 - 7/31/10                       96                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 20.20%              -6.35%                 -19.10%
 Market Price                                                        20.09%              -6.38%                 -19.17%

INDEX PERFORMANCE
 Defined Large Cap Growth Opportunities Index                        21.08%              -5.67%                 -17.18%
 S&P 500(R) Growth Index                                             12.71%              -4.39%                 -13.49%
 S&P 500(R) Index                                                    13.84%              -7.22%                 -21.50%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +20.20% outperformed the benchmark S&P 500(R) Growth Index return of +12.71% by +7.49%. The Information Technology sector led all sectors in the Fund in performance (+30.6%) and contribution to total return (+7.1%) for the year covered by this report. The Fund's top five individual contributors were all from the sector. SanDisk Corp. led the sector and Fund in performance with an annual return of +145.2%. The company benefitted from increasing demand for the flash memory devices it produces for digital cameras and phones. The company was also recognized for leading all Silicon Valley companies in increasing profit per employee in 2009. SanDisk contributed +0.7% to the Fund's total return. The Fund's leading individual contributor was Advanced Micro Devices, Inc. with a contribution of +1.0%. The second largest maker of computer processors behind Intel Corp. had an annual return of +104.4% on increasing personal computer demand, particularly from China. The Information Technology sector also led all sectors in contributing to Fund outperformance. The Fund's holdings in the sector had an annual return of +30.6% versus the benchmark's +14.8% return from the sector. Despite the Fund being underweight in the sector relative the benchmark, Information Technology contributed +3.1% to Fund outperformance. The Fund gained another +2.7% of outperformance by being overweight in the strong-performing Consumer Discretionary sector relative to the benchmark.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

               TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.              Stanley Black & Decker, Inc.
  Cognizant Technology Solutions Corp., Class A       Massey Energy Co.
                   SanDisk Corp.                     AK Steel Holding Corp.
                   NetApp, Inc.                            CIGNA Corp.
               Salesforce.com, Inc.                  General Dynamics Corp.


_____________________
The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         23.43%
 Information Technology                         16.77
 Financials                                     13.16
 Consumer Staples                               12.92
 Industrials                                    11.46
 Health Care                                    10.45
 Materials                                       8.98
 Energy                                          1.49
 Telecommunication Services                      1.34
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Cummins, Inc.                                   1.14%
 Limited Brands, Inc.                            1.08
 Salesforce.com, Inc.                            1.07
 Wynn Resorts Ltd.                               1.07
 NetApp, Inc.                                    1.06
 AvalonBay Communities, Inc.                     1.05
 Coca-Cola Enterprises, Inc.                     1.03
 Apartment Investment & Management Co., Class A  1.03
 DIRECTV, Class A                                1.02
 AutoZone, Inc.                                  1.02
                                               -------
    Total                                       10.57%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Large Cap       Defined Large Cap
                Growth Opportunities        Growth Opportunities   S&P 500(R)         S&P 500(R)
                AlphaDEX(R) Fund            Index                  Index              Growth Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000            $10,000
7/31/2007       $ 9,740                     $ 9,757                $ 9,690            $ 9,802
1/31/2008       $ 9,341                     $ 9,388                $ 9,271            $ 9,410
7/31/2008       $ 8,900                     $ 8,982                $ 8,615            $ 9,185
1/31/2009       $ 5,737                     $ 5,807                $ 5,690            $ 6,357
7/31/2009       $ 6,730                     $ 6,840                $ 6,896            $ 7,675
1/31/2010       $ 7,373                     $ 7,518                $ 7,576            $ 8,341
7/31/2010       $ 8,090                     $ 8,282                $ 7,850            $ 8,651

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      37                         1                        0                         0
8/1/07 - 7/31/08                      132                         2                        5                         0
8/1/08 - 7/31/09                      113                         4                        2                         0
8/1/09 - 7/31/10                      146                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      19                         0                        0                         0
8/1/07 - 7/31/08                      105                         5                        1                         0
8/1/08 - 7/31/09                      133                         3                        0                         0
8/1/09 - 7/31/10                      105                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 23.65%              -4.52%                 -13.89%
 Market Price                                                        23.66%              -4.54%                 -13.93%

INDEX PERFORMANCE
 Defined Multi Cap Value Index                                       24.59%              -3.73%                 -11.56%
 S&P Composite 1500 Value Index                                      15.70%              -9.60%                 -27.82%
 S&P Composite 1500 Index                                            14.73%              -6.85%                 -20.47%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +23.65% outperformed the benchmark S&P Composite 1500 Value Index return of +15.70% by +7.95%. The economic rebound that occurred during the period covered by this report led to broad gains as every sector in the Fund had double-digit positive returns. The Materials sector led the Fund in performance with a +42.9% annual return. Allegheny Technologies, Inc. was the best contributor from the sector with a +0.2% contribution and a return of +89.4% during the time the company was held in the Fund this period. Allegheny Technologies benefitted from improving demand for its specialty metals from aerospace manufacturers. The Financials and Industrials sectors led the Fund in contribution to total return as both sectors contributed +4.5%. Every sector except Consumer Staples contributed to Fund outperformance. The Utilities sector led all sectors by being responsible for 1.8% of Fund outperformance. The Fund was overweight in the sector relative to the benchmark (15.8% vs. 7.4% average weight) and the Fund's holdings in the sector performed better than the benchmark's holdings (+17.1% vs. +11.5%). The strong performance from the Materials sector contributed another 1.8% to Fund outperformance.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

             TOP-PERFORMING STOCKS         BOTTOM-PERFORMING STOCKS
              Patriot Coal Corp.                Dean Foods Co.
               Massey Energy Co.             Barnes & Noble, Inc.
      Pioneer Natural Resources Co.       Helix Energy Solutions Group, Inc.
              Health Net, Inc.                   Boyd Gaming Corp.
         Allegheny Technologies, Inc.           SUPERVALU, Inc.


_____________________
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         16.90%
 Utilities                                      15.99
 Financials                                     13.37
 Industrials                                    12.85
 Information Technology                         10.70
 Health Care                                    10.12
 Energy                                          7.76
 Consumer Staples                                5.54
 Materials                                       4.47
 Telecommunication Services                      2.30
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Morgan Stanley                                  0.45%
 King Pharmaceuticals, Inc.                      0.45
 Carnival Corp.                                  0.45
 NiSource, Inc.                                  0.44
 Leucadia National Corp.                         0.44
 ConocoPhillips                                  0.44
 Chevron Corp.                                   0.44
 Coventry Health Care, Inc.                      0.44
 Comcast Corp., Class A                          0.44
 QEP Resources, Inc.                             0.43
                                               -------
    Total                                        4.42%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

------------------------------------------------------------------------------------------------------------
                First Trust              Defined Multi
                Multi Cap Value          Cap Value          S&P Composite       S&P Composite 1500
                AlphaDEX(R) Fund         Index              1500 Index          Value Index
------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                  $10,000            $10,000             $10,000
7/31/2007       $ 9,317                  $ 9,334            $ 9,678             $ 9,567
1/31/2008       $ 8,603                  $ 8,655            $ 9,241             $ 9,092
7/31/2008       $ 7,870                  $ 7,948            $ 8,661             $ 8,123
1/31/2009       $ 4,973                  $ 5,045            $ 5,446             $ 5,336
7/31/2009       $ 6,964                  $ 7,099            $ 6,931             $ 6,238
1/31/2010       $ 8,086                  $ 8,275            $ 7,629             $ 6,942
7/31/2010       $ 8,611                  $ 8,845            $ 7,953             $ 7,218

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      39                         0                        0                         0
8/1/07 - 7/31/08                      128                         6                        2                         0
8/1/08 - 7/31/09                      126                         8                        0                         0
8/1/09 - 7/31/10                      113                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      18                         0                        0                         0
8/1/07 - 7/31/08                      106                         6                        2                         0
8/1/08 - 7/31/09                      113                         8                        0                         0
8/1/09 - 7/31/10                      138                         0                        0                         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

--------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2010
--------------------------------------------------------------------------------

                                                                                     AVERAGE ANNUAL            CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                  1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                                    07/31/10           to 07/31/10             to 07/31/10
FUND PERFORMANCE
 NAV                                                                 20.64%              -5.26%                 -16.01%
 Market Price                                                        20.49%              -5.28%                 -16.08%

INDEX PERFORMANCE
 Defined Multi Cap Growth Index                                      21.62%              -4.53%                 -13.91%
 S&P Composite 1500 Growth Index                                     13.77%              -4.13%                 -12.75%
 S&P Composite 1500 Index                                            14.73%              -6.85%                 -20.47%


(See Notes to Fund Performance Overview on page 36.)


PERFORMANCE REVIEW
The Fund's one year NAV return of +20.64% outperformed the benchmark S&P Composite 1500 Growth Index return of +13.77% by +6.87%. The Information Technology sector led all sectors in the Fund with a +5.8% contribution to total return. The sector included the Fund's top three individual contributors. Advanced Micro Devices, Inc. was the Fund's leading individual contributor with a +0.5% contribution to total return. The company, which is the second largest maker of computer processors behind Intel Corp., had an annual return of +104.4% due to increasing personal computer demand, particularly from China. Cognizant Technology Solutions Corp. made the next largest contribution to total return with a +0.4% contribution. The company's strong revenue growth in 2009 and the first half of 2010 helped it to a return of +84.4% for the period covered by this report. The next best contributing sector was the Consumer Discretionary sector with a +5.2% contribution. Online movie rental company Netflix, Inc. led the sector with a +0.4% contribution. Rapid subscriber growth helped the company to a +133.3% annual return. The Fund's overweight position in the Consumer Discretionary sector relative to the benchmark led to +3.1% of Fund outperformance. The strong return from the Fund's holdings in the Information Technology sector contributed another +1.7% to Fund outperformance despite the Fund being underweight in the sector relative to the benchmark.

--------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
--------------------------------------------------------------------------------

     (by contribution to return over the twelve months ended July 31, 2010)

               TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
        Advanced Micro Devices, Inc.             Stanley Black & Decker, Inc.
 Cognizant Technology Solutions Corp., Class A         Massey Energy Co.
                   SanDisk Corp.                    AK Steel Holding Corp.
                   Netflix, Inc.                  WellCare Health Plans, Inc.
            Bucyrus International, Inc.                Affymetrix, Inc.


_____________________
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (CONTINUED)


-------------------------------------------------------------
Portfolio Sector Allocation as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
 Consumer Discretionary                         23.51%
 Information Technology                         17.72
 Health Care                                    13.88
 Financials                                     13.12
 Industrials                                    12.21
 Consumer Staples                                8.83
 Materials                                       6.92
 Energy                                          2.26
 Telecommunication Services                      1.27
 Utilities                                       0.28
                                               -------
    Total                                      100.00%
                                               =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of July 31, 2010
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
 Cummins, Inc.                                   0.57%
 Limited Brands, Inc.                            0.54
 Salesforce.com, Inc.                            0.54
 Wynn Resorts Ltd.                               0.54
 NetApp, Inc.                                    0.53
 AvalonBay Communities, Inc.                     0.53
 Coca-Cola Enterprises, Inc.                     0.52
 Apartment Investment & Management Co., Class A  0.52
 AutoZone, Inc.                                  0.51
 DIRECTV, Class A                                0.51
                                               -------
    Total                                        5.31%
                                               =======


                   Performance of a $10,000 Initial Investment
                          May 8, 2007 - July 31, 2010

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

-------------------------------------------------------------------------------------------------------------------
                First Trust Multi           Defined Multi Cap      S&P                 S&P Composite
                Cap Growth                  Growth                 Composite           1500 Growth
                AlphaDEX(R) Fund            Index                  1500 Index          Index
-------------------------------------------------------------------------------------------------------------------
5/8/2007        $10,000                     $10,000                $10,000             $10,000
7/31/2007       $ 9,797                     $ 9,818                $ 9,678             $ 9,796
1/31/2008       $ 9,217                     $ 9,265                $ 9,241             $ 9,396
7/31/2008       $ 9,224                     $ 9,309                $ 8,661             $ 9,223
1/31/2009       $ 5,782                     $ 5,854                $ 5,689             $ 6,307
7/31/2009       $ 6,961                     $ 7,078                $ 6,931             $ 7,669
1/31/2010       $ 7,641                     $ 7,801                $ 7,629             $ 8,350
7/31/2010       $ 8,399                     $ 8,608                $ 7,953             $ 8,725

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through July 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         1                        0                         0
8/1/07 - 7/31/08                      128                         5                        3                         0
8/1/08 - 7/31/09                       96                        12                        1                         2
8/1/09 - 7/31/10                      128                         0                        0                         0

                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

FOR THE PERIOD                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        0                         0
8/1/07 - 7/31/08                      108                         5                        1                         0
8/1/08 - 7/31/09                      137                         7                        0                         0
8/1/09 - 7/31/10                      122                         1                        0                         0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Understanding Your Fund Expenses
July 31, 2010 (Unaudited)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/ Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2010      JULY 31, 2010       PERIOD (A)          PERIOD (B)
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,091.60               0.70%              $3.63
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,071.90               0.70%              $3.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST ENERGY ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,014.30               0.70%              $3.50
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST FINANCIALS ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,066.30               0.70%              $3.59
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,002.80               0.70%              $3.48
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51


                                                                         Page 37




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Understanding Your Fund Expenses (Continued)
July 31, 2010 (Unaudited)

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2010      JULY 31, 2010       PERIOD (A)          PERIOD (B)

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,085.80               0.70%              $3.62
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MATERIALS ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,119.30               0.70%              $3.68
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,098.80               0.70%              $3.64
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST UTILITIES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,072.60               0.70%              $3.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,077.10               0.70%              $3.61
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,086.80               0.70%              $3.62
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,079.00               0.70%              $3.61
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,059.60               0.70%              $3.57
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,097.30               0.70%              $3.64
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,064.90               0.70%              $3.58
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,099.10               0.70%              $3.64
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51


(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2010 through July 31, 2010), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.1%
           AUTO COMPONENTS -- 5.8%
   28,186  Autoliv, Inc. (b)                 $    1,619,004
    9,025  BorgWarner, Inc. (b)                     395,836
   77,689  Federal Mogul Corp. (b)                1,393,741
   18,752  Gentex Corp.                             361,351
   12,548  Johnson Controls, Inc.                   361,508
   26,524  Lear Corp. (b)                         2,073,381
   48,913  TRW Automotive Holdings Corp. (b)      1,716,357
                                             ______________
                                                  7,921,178
                                             ______________

           AUTOMOBILES -- 0.6%
   66,897  Ford Motor Co. (b)                       854,275
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 0.3%
   27,252  KAR Auction Services, Inc. (b)           345,010
                                             ______________

           DISTRIBUTORS -- 1.0%
    8,549  Genuine Parts Co.                        366,154
   52,462  LKQ Corp. (b)                          1,037,698
                                             ______________
                                                  1,403,852
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 3.1%
   14,645  Career Education Corp. (b)               357,777
   66,329  Education Management Corp. (b)         1,047,335
   42,979  H&R Block, Inc.                          673,911
   47,288  Hillenbrand, Inc.                      1,044,592
  136,679  Service Corp. International            1,164,505
                                             ______________
                                                  4,288,120
                                             ______________

           FOOD & STAPLES RETAILING -- 2.8%
   36,441  BJ's Wholesale Club, Inc. (b)          1,659,888
   18,445  Costco Wholesale Corp.                 1,046,016
   21,039  Wal-Mart Stores, Inc.                  1,076,986
                                             ______________
                                                  3,782,890
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 16.7%
   93,264  Brinker International, Inc.            1,466,110
   58,073  Carnival Corp.                         2,013,972
   12,839  Chipotle Mexican Grill, Inc. (b)       1,898,888
   26,032  Darden Restaurants, Inc.               1,090,480
   26,175  International Speedway Corp.,
              Class A                               677,932
   79,313  Las Vegas Sands Corp. (b)              2,130,347
   33,780  Marriott International, Inc., Class A  1,145,480
   10,241  McDonald's Corp.                         714,105
   69,952  MGM MIRAGE (b)                           759,679
   17,911  Panera Bread Co., Class A (b)          1,400,819
   59,225  Royal Caribbean Cruises Ltd. (b)       1,709,233
   55,502  Starbucks Corp.                        1,379,225
   16,279  Starwood Hotels & Resorts
              Worldwide, Inc.                       788,718
  252,866  Wendy's/Arby's Group, Inc., Class A    1,102,496
   17,181  WMS Industries, Inc. (b)                 661,640


Shares     Description                                Value
___________________________________________________________
           HOTELS, RESTAURANTS & LEISURE
              (CONTINUED)
   50,222  Wyndham Worldwide Corp.           $    1,282,168
   17,684  Wynn Resorts Ltd.                      1,550,533
   25,912  Yum! Brands, Inc.                      1,070,166
                                             ______________
                                                 22,841,991
                                             ______________

           HOUSEHOLD DURABLES -- 5.5%
    8,605  Fortune Brands, Inc.                     377,587
   60,180  Garmin Ltd.                            1,715,732
   25,096  Jarden Corp.                             726,529
   16,810  Leggett & Platt, Inc.                    350,321
    7,369  Mohawk Industries, Inc. (b)              360,565
   46,062  Newell Rubbermaid, Inc.                  713,961
   43,858  Tempur-Pedic International, Inc. (b)   1,345,125
    8,459  Tupperware Brands Corp.                  333,200
   19,993  Whirlpool Corp.                        1,665,417
                                             ______________
                                                  7,588,437
                                             ______________

           INTERNET & CATALOG RETAIL
              -- 2.1%
    3,086  Amazon.com, Inc. (b)                     363,809
   35,908  Expedia, Inc.                            814,393
   16,162  Netflix, Inc. (b)                      1,657,413
                                             ______________
                                                  2,835,615
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 1.0%
   68,774  eBay, Inc. (b)                         1,438,064
                                             ______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 1.8%
   42,722  Hasbro, Inc.                           1,800,732
   31,865  Mattel, Inc.                             674,264
                                             ______________
                                                  2,474,996
                                             ______________

           MACHINERY -- 1.5%
    8,242  Snap-on, Inc.                            368,170
   42,840  WABCO Holdings, Inc. (b)               1,657,051
                                             ______________
                                                  2,025,221
                                             ______________

           MEDIA -- 18.1%
   14,045  Cablevision Systems Corp., Class A       384,973
   78,228  CBS Corp., Class B                     1,156,210
   33,885  Central European Media Enterprises
               Ltd., Class A (b)                    728,528
  101,097  Comcast Corp., Class A                 1,968,359
   39,758  DIRECTV, Class A (b)                   1,477,407
   37,770  Discovery Communications, Inc.,
              Class A (b)                         1,458,300
   37,152  DISH Network Corp., Class A              746,012
  100,190  Gannett Co., Inc.                      1,320,504
   94,575  Interpublic Group of Cos. (The),
              Inc. (b)                              864,415
    8,722  John Wiley & Sons, Inc., Class A         343,472
   12,969  Liberty Global, Inc., Class A (b)        379,343
   13,011  Liberty Media Corp. - Starz,
              Series A (b)                          714,174


                       See Notes to Financial Statements                Page 39

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           MEDIA (CONTINUED)
   23,960  McGraw-Hill (The) Cos., Inc.      $      735,332
   21,662  Meredith Corp.                           687,769
  116,934  New York Times (The) Co.,
              Class A (b)                         1,022,003
  146,819  News Corp., Class A                    1,915,988
    9,828  Omnicom Group, Inc.                      366,191
   25,853  Regal Entertainment Group, Class A       345,138
    8,362  Scripps Networks Interactive,
              Class A                               356,472
1,849,398  Sirius XM Radio, Inc. (b)              1,904,880
   19,422  Time Warner Cable, Inc.                1,110,356
   46,647  Time Warner, Inc.                      1,467,515
   32,239  Viacom, Inc., Class B                  1,065,177
   20,197  Virgin Media, Inc.                       434,841
   21,403  Walt Disney (The) Co.                    721,067
    2,461  Washington Post (The) Co., Class B     1,034,826
                                             ______________
                                                 24,709,252
                                             ______________

           MULTILINE RETAIL -- 8.2%
   42,023  Big Lots, Inc. (b)                     1,441,809
   42,179  Dollar Tree, Inc. (b)                  1,869,373
   46,592  Family Dollar Stores, Inc.             1,926,579
   21,296  Kohl's Corp. (b)                       1,015,606
   75,342  Macy's, Inc.                           1,405,129
   20,950  Nordstrom, Inc.                          712,300
   20,858  Sears Holdings Corp. (b)               1,480,918
   27,424  Target Corp.                           1,407,400
                                             ______________
                                                 11,259,114
                                             ______________

           PERSONAL PRODUCTS -- 1.1%
   24,202  Estee Lauder (The) Cos., Inc.,
              Class A                             1,506,574
                                             ______________

           ROAD & RAIL -- 0.6%
   71,277  Hertz Global Holdings, Inc. (b)          836,792
                                             ______________

           SPECIALTY RETAIL -- 24.5%
  102,871  Aaron's, Inc.                          1,868,137
   10,987  Abercrombie & Fitch Co., Class A         405,860
   34,990  Advance Auto Parts, Inc.               1,873,015
   61,309  Aeropostale, Inc. (b)                  1,743,015
  114,774  American Eagle Outfitters, Inc.        1,412,868
   51,865  AutoNation, Inc. (b)                   1,267,062
    9,090  AutoZone, Inc. (b)                     1,923,171
   18,188  Bed Bath & Beyond, Inc. (b)              688,961
    9,958  Best Buy Co., Inc.                       345,144
   16,938  CarMax, Inc. (b)                         357,392
   70,550  Dick's Sporting Goods, Inc. (b)        1,856,170
   53,435  Foot Locker, Inc.                        726,182
   93,452  GameStop Corp., Class A (b)            1,873,713
   69,303  Gap (The), Inc.                        1,255,077
   12,013  Home Depot (The), Inc.                   342,491
    9,157  J. Crew Group, Inc. (b)                  326,264
   61,104  Limited Brands, Inc.                   1,566,707
   49,533  Lowe's Cos., Inc.                      1,027,314


Shares     Description                                Value
___________________________________________________________
           SPECIALTY RETAIL (CONTINUED)
   36,925  O'Reilly Automotive, Inc. (b)     $    1,819,664
   58,201  PetSmart, Inc.                         1,807,141
   51,840  RadioShack Corp.                       1,116,634
   32,956  Ross Stores, Inc.                      1,735,463
   41,857  TJX (The) Cos., Inc.                   1,737,903
   28,797  Tractor Supply Co.                     2,001,679
   29,412  Urban Outfitters, Inc. (b)               945,890
   54,337  Williams-Sonoma, Inc.                  1,451,341
                                             ______________
                                                 33,474,258
                                             ______________

           TEXTILES, APPAREL & LUXURY
              GOODS -- 4.3%
   18,447  Coach, Inc.                              681,986
   29,145  Fossil, Inc. (b)                       1,154,142
   42,036  Hanesbrands, Inc. (b)                  1,053,002
    9,982  NIKE, Inc., Class B                      735,074
   21,859  Phillips-Van Heusen Corp.              1,134,264
    4,622  Polo Ralph Lauren Corp.                  365,184
    9,473  VF Corp.                                 751,493
                                             ______________
                                                  5,875,145
                                             ______________

           TRADING COMPANIES &
              DISTRIBUTORS -- 1.1%
   40,055  WESCO International, Inc. (b)          1,439,176
                                             ______________

           TOTAL COMMON STOCKS -- 100.1%        136,899,960
           (Cost $132,929,975)

           MONEY MARKET FUND -- 0.0%
   25,936  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          25,936
           (Cost $25,936)                    ______________

           TOTAL INVESTMENTS -- 100.1%          136,925,896
           (Cost $132,955,911) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (71,127)
                                             ______________
           NET ASSETS -- 100.0%              $  136,854,769
                                             ==============




(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $134,708,540. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,538,628 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,321,272.


Page 40                See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

July 31, 2010



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*        $136,899,960   $      --     $      --
Money Market Fund           25,936          --            --
                     __________________________________________
Total Investments     $136,925,896   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 41

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.1%
           BEVERAGES -- 18.9%
   11,880  Brown-Forman Corp., Class B       $      750,935
    9,275  Central European Distribution
              Corp. (b)                             241,799
   43,818  Coca-Cola Enterprises, Inc.            1,257,577
   30,306  Dr. Pepper Snapple Group, Inc.         1,137,990
    5,070  Hansen Natural Corp. (b)                 212,382
   26,750  Molson Coors Brewing Co.,
               Class B                            1,204,018
                                             ______________
                                                  4,804,701
                                             ______________

           FOOD & STAPLES RETAILING -- 20.2%
   38,647  CVS Caremark Corp.                     1,186,076
   10,071  Kroger (The) Co.                         213,304
   73,173  SUPERVALU, Inc.                          825,392
   27,763  Sysco Corp.                              859,820
   29,708  Walgreen Co.                             848,163
   31,459  Whole Foods Market, Inc. (b)           1,194,498
                                             ______________
                                                  5,127,253
                                             ______________

           FOOD PRODUCTS -- 44.2%
   26,332  Archer-Daniels-Midland Co.               720,444
    8,063  Bunge Ltd.                               400,328
   11,069  Campbell Soup Co.                        397,377
   29,154  ConAgra Foods, Inc.                      684,536
   78,768  Dean Foods Co. (b)                       902,681
   47,247  Del Monte Foods Co.                      655,788
   32,468  Flowers Foods, Inc.                      786,700
   19,141  General Mills, Inc.                      654,622
    9,176  H. J. Heinz Co.                          408,149
   23,641  Hershey (The) Co.                      1,111,127
    9,797  Hormel Foods Corp.                       420,487
    6,586  J. M. Smucker (The) Co.                  404,578
    7,082  Kraft Foods, Inc., Class A               206,865
   17,910  McCormick & Co., Inc.                    704,400
   13,565  Mead Johnson Nutrition Co.               720,844
   20,678  Ralcorp Holdings, Inc. (b)             1,207,595
   56,255  Sara Lee Corp.                           832,012
                                             ______________
                                                 11,218,533
                                             ______________

           HOUSEHOLD PRODUCTS -- 6.8%
    6,324  Church & Dwight Co., Inc.                419,091
    6,380  Clorox (The) Co.                         413,934
    7,888  Energizer Holdings, Inc. (b)             485,270
    3,271  Kimberly-Clark Corp.                     209,737
    3,306  Procter & Gamble (The) Co.               202,195
                                             ______________
                                                  1,730,227
                                             ______________

           PERSONAL PRODUCTS -- 8.3%
   17,225  Herbalife Ltd.                           855,049
   23,322  NBTY, Inc. (b)                         1,256,823
                                             ______________
                                                  2,111,872
                                             ______________


Shares     Description                                Value
___________________________________________________________
           TOBACCO -- 1.7%
    9,895  Altria Group, Inc.                $      219,273
    2,755  Lorillard, Inc.                          210,041
                                             ______________
                                                    429,314
                                             ______________

           TOTAL INVESTMENTS -- 100.1%            25,421,900
           (Cost $24,062,927) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (15,891)
                                             ______________
           NET ASSETS -- 100.0%               $  25,406,009
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $24,188,991. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,838,335 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $605,426.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $25,421,900   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 42                See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 99.9%
           ENERGY EQUIPMENT & SERVICES
           -- 41.1%
   47,914  Atwood Oceanics, Inc. (b)         $    1,303,261
    5,393  Baker Hughes, Inc.                       260,320
   15,040  Cameron International Corp. (b)          595,434
   13,254  Core Laboratories N.V.                 1,023,871
   19,662  Diamond Offshore Drilling, Inc.        1,169,692
   31,005  Dresser-Rand Group, Inc. (b)           1,153,696
   47,376  Exterran Holdings, Inc. (b)            1,263,518
    4,257  FMC Technologies, Inc. (b)               269,383
   26,786  Helmerich & Payne, Inc.                1,085,637
   27,759  Nabors Industries Ltd. (b)               511,043
   36,975  National Oilwell Varco, Inc.           1,447,941
   21,786  Oceaneering International, Inc. (b)    1,077,971
   12,357  Oil States International, Inc. (b)       567,681
   57,005  Patterson-UTI Energy, Inc.               936,592
   54,734  Pride International, Inc. (b)          1,302,122
   55,732  Rowan Cos., Inc. (b)                   1,407,790
   17,305  SEACOR Holdings, Inc. (b)              1,433,200
    5,954  Smith International, Inc.                246,972
   12,007  Superior Energy Services, Inc. (b)       273,639
    5,523  Unit Corp. (b)                           225,891
   37,223  Weatherford International Ltd. (b)       603,013
                                             ______________
                                                 18,158,667
                                             ______________

           GAS UTILITIES -- 0.5%
    6,203  EQT Corp.                                227,526
                                             ______________
           METALS & MINING -- 0.6%
    3,684  Walter Energy, Inc.                      262,669
                                             ______________
           OIL, GAS & CONSUMABLE FUELS
              -- 54.9%
   14,441  Alpha Natural Resources, Inc. (b)        553,524
   20,329  Anadarko Petroleum Corp.                 999,374
    5,810  Apache Corp.                             555,320
   24,690  Arch Coal, Inc.                          584,906
    8,281  Atlas Energy, Inc. (b)                   245,035
   23,425  Cabot Oil & Gas Corp.                    713,760
   18,019  Chevron Corp.                          1,373,228
   10,249  Cimarex Energy Co.                       705,849
   17,645  Comstock Resources, Inc. (b)             446,595
   17,680  Concho Resources, Inc. (b)             1,060,446
   19,927  ConocoPhillips                         1,100,369
   14,488  CONSOL Energy, Inc.                      543,010
    5,024  Continental Resources, Inc. (b)          228,743
   66,036  El Paso Corp.                            813,564
    2,279  EOG Resources, Inc.                      222,203
   12,855  Exxon Mobil Corp.                        767,186
   26,815  Forest Oil Corp. (b)                     766,641
   16,667  Frontier Oil Corp.                       204,837
   19,432  Hess Corp.                             1,041,361
   36,803  Holly Corp.                              983,744
   31,464  Marathon Oil Corp.                     1,052,471
   45,541  Mariner Energy, Inc. (b)               1,087,974
   26,825  Massey Energy Co.                        820,307
   24,677  Murphy Oil Corp.                       1,351,066
    9,510  Occidental Petroleum Corp.               741,114
    5,729  Peabody Energy Corp.                     258,664
   59,329  Plains Exploration & Production
              Co. (b)                             1,337,869


Shares     Description                                Value
___________________________________________________________
           OIL, GAS & CONSUMABLE FUELS
              (CONTINUED)
   18,268  SM Energy Co.                     $      756,661
   24,370  Spectra Energy Corp.                     506,652
   83,823  Tesoro Corp.                           1,082,155
    6,237  Whiting Petroleum Corp. (b)              548,918
   40,135  Williams (The) Cos., Inc.                779,020
                                             ______________
                                                 24,232,566
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 2.8%
  101,055  SunPower Corp., Class A (b)            1,256,114
                                             ______________

           TOTAL COMMON STOCKS -- 99.9%          44,137,542
           (Cost $45,694,280)

           MONEY MARKET FUND -- 0.1%
   30,869  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          30,869
           (Cost $30,869)                    ______________

           TOTAL INVESTMENTS -- 100.0%           44,168,411
           (Cost $45,725,149) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (19,262)
                                             ______________
           NET ASSETS -- 100.0%              $   44,149,149
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $45,978,682. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,456,334 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,266,605.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $44,137,542   $      --     $      --
Money Market Fund           30,869          --            --
                     __________________________________________
Total Investments      $44,168,411   $      --     $      --
                     ==========================================
*        See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 43

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           CAPITAL MARKETS -- 8.1%
   21,911  Ameriprise Financial, Inc.        $      928,807
  105,296  Ares Capital Corp.                     1,475,197
    7,361  BlackRock, Inc.                        1,159,284
   38,225  Federated Investors, Inc., Class B       811,134
  120,488  GLG Partners, Inc. (b)                   531,352
    8,038  Goldman Sachs Group (The), Inc.        1,212,291
   31,355  Invesco Ltd.                             612,677
   25,036  Jefferies Group, Inc.                    618,139
   22,737  Morgan Stanley                           613,672
   11,300  Northern Trust Corp.                     530,987
   10,341  Raymond James Financial, Inc.            275,898
   25,918  SEI Investments Co.                      497,107
   23,410  State Street Corp.                       911,117
                                             ______________
                                                 10,177,662
                                             ______________

           COMMERCIAL BANKS -- 7.1%
   20,827  Associated Banc-Corp.                    283,039
   29,516  BancorpSouth, Inc.                       432,705
   16,371  Bank of Hawaii Corp.                     815,439
    9,706  BB&T Corp.                               241,000
    5,381  BOK Financial Corp.                      262,108
   31,169  CIT Group, Inc. (b)                    1,133,305
    7,098  Commerce Bancshares, Inc.                277,887
    4,971  Cullen/Frost Bankers, Inc.               274,449
   16,744  East West Bancorp, Inc.                  261,039
   42,941  Fifth Third Bancorp                      545,780
   26,461  Fulton Financial Corp.                   241,060
    3,003  M&T Bank Corp.                           262,282
   14,010  PNC Financial Services Group, Inc.       832,054
  393,842  Popular, Inc. (b)                      1,130,327
   38,810  Regions Financial Corp.                  284,477
   10,957  SunTrust Banks, Inc.                     284,334
   18,752  Valley National Bancorp                  272,092
   30,921  Wells Fargo & Co.                        857,439
   23,029  Wilmington Trust Corp.                   233,514
                                             ______________
                                                  8,924,330
                                             ______________

           CONSUMER FINANCE -- 3.8%
   19,942  American Express Co.                     890,211
   28,964  AmeriCredit Corp. (b)                    698,322
   32,741  Capital One Financial Corp.            1,385,926
   75,502  Discover Financial Services            1,152,916
   50,797  SLM Corp. (b)                            609,564
                                             ______________
                                                  4,736,939
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 5.1%
   36,725  Bank of America Corp.                    515,619
   67,917  Citigroup, Inc. (b)                      278,460
    1,877  CME Group, Inc.                          523,307
   31,794  Interactive Brokers Group, Inc.,
              Class A (b)                           526,191
    4,669  IntercontinentalExchange, Inc. (b)       493,140
   21,621  JPMorgan Chase & Co.                     870,894
   67,624  Leucadia National Corp. (b)            1,493,814


Shares     Description                                Value
___________________________________________________________
           DIVERSIFIED FINANCIAL SERVICES
              (CONTINUED)
   59,366  NASDAQ OMX Group (The),
              Inc. (b)                       $    1,155,856
   19,098  NYSE Euronext                            553,269
                                             ______________
                                                  6,410,550
                                             ______________

           INSURANCE -- 42.8%
   25,629  ACE Ltd.                               1,360,387
   18,555  Aflac, Inc.                              912,720
    4,497  Alleghany Corp. (b)                    1,350,089
   29,076  Allied World Assurance Co.
              Holdings Ltd.                       1,448,566
   18,372  Allstate (The) Corp.                     518,825
   38,635  American Financial Group, Inc.         1,138,573
    9,775  American National Insurance Co.          765,187
   14,216  Aon Corp.                                535,517
   17,708  Arch Capital Group Ltd. (b)            1,385,828
   43,294  Arthur J. Gallagher & Co.              1,100,533
   53,332  Aspen Insurance Holdings Ltd.          1,458,630
   30,420  Assurant, Inc.                         1,134,362
   19,243  Assured Guaranty Ltd.                    302,115
   35,516  Axis Capital Holdings Ltd.             1,107,034
    9,933  Berkshire Hathaway, Inc., Class B (b)    775,966
   41,360  Brown & Brown, Inc.                      828,027
   26,383  Chubb (The) Corp.                      1,388,537
   40,799  Cincinnati Financial Corp.             1,124,012
   20,646  CNA Financial Corp. (b)                  579,327
   35,155  Endurance Specialty Holdings Ltd.      1,356,631
   28,995  Erie Indemnity Co., Class A            1,421,625
   18,656  Everest Re Group Ltd.                  1,448,079
   81,252  Fidelity National Financial, Inc.,
              Class A                             1,200,092
   60,569  Genworth Financial, Inc., Class A (b)    822,527
   18,200  Hanover Insurance Group, Inc.            797,706
   47,698  Hartford Financial Services Group
              (The), Inc.                         1,116,610
   53,284  HCC Insurance Holdings, Inc.           1,391,778
   10,512  Lincoln National Corp.                   273,733
   15,846  Loews Corp.                              588,679
    1,552  Markel Corp. (b)                         524,576
   23,400  Marsh & McLennan Cos., Inc.              550,368
  235,182  MBIA, Inc. (b)                         2,041,380
   31,838  Mercury General Corp.                  1,373,173
   13,977  MetLife, Inc.                            587,873
   92,132  OneBeacon Insurance Group Ltd.,
              Class A                             1,463,978
   18,811  PartnerRe Ltd.                         1,361,352
   33,773  Principal Financial Group, Inc.          864,927
   28,191  Progressive (The) Corp.                  553,671
   49,345  Protective Life Corp.                  1,109,769
   14,753  Prudential Financial, Inc.               845,199
   23,092  Reinsurance Group of America, Inc.     1,107,954
   23,449  RenaissanceRe Holdings Ltd.            1,341,752
   26,036  StanCorp Financial Group, Inc.           981,297
   15,987  Torchmark Corp.                          848,430
   27,512  Transatlantic Holdings, Inc.           1,315,349
   26,790  Travelers (The) Cos., Inc.             1,351,556


Page 44                See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           INSURANCE (CONTINUED)
   41,229  Unitrin, Inc.                     $    1,145,754
   48,638  Unum Group                             1,109,919
   54,027  Validus Holdings Ltd.                  1,342,031
   29,917  W. R. Berkley Corp.                      808,058
      790  Wesco Financial Corp.                    267,731
    4,070  White Mountains Insurance
              Group Ltd.                          1,278,184
   15,949  XL Group PLC                             282,776
                                             ______________
                                                 54,088,752
                                             ______________

           IT SERVICES -- 4.7%
   13,297  Alliance Data Systems Corp. (b)          764,312
   41,555  Broadridge Financial Solutions, Inc.     843,566
   74,711  CoreLogic, Inc.                        1,496,461
    9,521  Fidelity National Information
              Services, Inc.                        272,967
   17,336  Fiserv, Inc. (b)                         868,534
    8,156  Lender Processing Services, Inc.         260,503
   97,009  Total System Services, Inc.            1,446,404
                                             ______________
                                                  5,952,747
                                             ______________

           MEDIA -- 0.9%
   29,460  Thomson Reuters Corp.                  1,102,982
                                             ______________

           PROFESSIONAL SERVICES -- 1.6%
   28,210  Equifax, Inc.                            884,101
   18,067  IHS, Inc., Class A (b)                 1,143,822
                                             ______________
                                                  2,027,923
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 21.5%
    8,329  Alexandria Real Estate Equities, Inc.    587,611
   76,930  Annaly Capital Management, Inc.        1,338,582
   54,494  Apartment Investment &
              Management Co., Class A             1,169,986
   98,182  Brandywine Realty Trust                1,115,348
  365,477  Chimera Investment Corp.               1,414,396
   53,112  Commonwealth REIT                      1,378,256
   22,875  Digital Realty Trust, Inc.             1,446,158
   55,672  Douglas Emmett, Inc.                     880,174
   25,345  Equity Residential                     1,162,068
   10,823  Essex Property Trust, Inc.             1,137,606
   11,265  Federal Realty Investment Trust          880,810
   59,698  General Growth Properties, Inc.          830,996
   12,532  Health Care REIT, Inc.                   567,825
   62,530  Hospitality Properties Trust           1,278,739
   19,001  Kimco Realty Corp.                       286,345
    8,854  Liberty Property Trust                   280,672
    6,841  Macerich (The) Co.                       283,559
   26,626  Mack-Cali Realty Corp.                   857,890
    7,140  Nationwide Health Properties, Inc.       267,179
   56,352  Piedmont Office Realty Trust, Inc.,
              Class A                             1,014,336
   25,210  ProLogis                                 273,781
    6,004  Public Storage                           589,112


Shares     Description                                Value
___________________________________________________________
           REAL ESTATE INVESTMENT TRUSTS
              (CONTINUED)
   23,975  Rayonier, Inc.                    $    1,170,699
    8,417  Realty Income Corp.                      270,102
   39,366  Senior Housing Properties Trust          887,703
    9,800  Simon Property Group, Inc.               874,356
    4,640  SL Green Realty Corp.                    279,514
   68,968  UDR, Inc.                              1,455,914
   22,483  Ventas, Inc.                           1,140,338
   14,466  Vornado Realty Trust                   1,197,495
   41,555  Weingarten Realty Investors              879,719
                                             ______________
                                                 27,197,269
                                             ______________

           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 2.2%
   38,778  CB Richard Ellis Group, Inc.,
              Class A (b)                           659,226
   69,931  Forest City Enterprises, Inc.,
              Class A (b)                           888,124
   16,081  Jones Lang LaSalle, Inc.               1,245,634
                                             ______________
                                                  2,792,984
                                             ______________

           SOFTWARE -- 0.5%
    7,881  FactSet Research Systems, Inc.           591,075
                                             ______________

           THRIFTS & MORTGAGE FINANCE
              -- 1.7%
    7,703  Capitol Federal Financial                242,105
   20,380  First Niagara Financial Group, Inc.      273,296
   43,117  Hudson City Bancorp, Inc.                535,513
   34,561  New York Community Bancorp, Inc.         596,523
   18,913  People's United Financial, Inc.          261,756
   15,781  Washington Federal, Inc.                 274,590
                                             ______________
                                                  2,183,783
                                             ______________

           TOTAL COMMON STOCKS -- 100.0%        126,186,996
           (Cost $122,585,784)

           MONEY MARKET FUND -- 0.1%
  179,780  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)         179,780
           (Cost $179,780)                   ______________

           TOTAL INVESTMENTS -- 100.1%          126,366,776
           (Cost $122,765,564) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (110,137)
                                             ______________
           NET ASSETS -- 100.0%              $  126,256,639
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.


                       See Notes to Financial Statements                Page 45

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

July 31, 2010

(d) Aggregate cost for federal income tax purposes is $124,267,081. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,808,795 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,709,100.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*        $126,186,996   $      --     $      --
Money Market Fund          179,780          --            --
                     __________________________________________
Total Investments     $126,366,776   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 46                See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           BIOTECHNOLOGY -- 7.2%
   11,653  Abraxis BioScience, Inc. (b)      $      877,355
    8,445  Alexion Pharmaceuticals, Inc. (b)        459,070
    8,219  Amgen, Inc. (b)                          448,182
   10,779  Amylin Pharmaceuticals, Inc. (b)         203,939
   13,667  Biogen Idec, Inc. (b)                    763,712
   11,427  Cephalon, Inc. (b)                       648,482
                                             ______________
                                                  3,400,740
                                             ______________

           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 23.3%
   16,216  Alere, Inc. (b)                          456,156
   10,638  Baxter International, Inc.               465,625
    3,361  Beckman Coulter, Inc.                    154,035
   38,090  CareFusion Corp. (b)                     802,556
   21,730  Cooper (The) Cos., Inc.                  844,428
   15,434  Edwards Lifesciences Corp. (b)           892,085
    4,462  Gen-Probe, Inc. (b)                      200,656
   35,517  Hill-Rom Holdings, Inc.                1,173,482
   15,050  Hospira, Inc. (b)                        784,105
   10,648  IDEXX Laboratories, Inc. (b)             625,464
    1,370  Intuitive Surgical, Inc. (b)             449,867
   17,762  Kinetic Concepts, Inc. (b)               630,729
    5,587  Medtronic, Inc.                          206,551
   10,664  ResMed, Inc. (b)                         700,518
    4,048  Stryker Corp.                            188,515
    7,965  Teleflex, Inc.                           451,377
   25,294  Thoratec Corp. (b)                       930,313
   12,404  Varian Medical Systems, Inc. (b)         684,701
    7,998  Zimmer Holdings, Inc. (b)                423,814
                                             ______________
                                                 11,064,977
                                             ______________

           HEALTH CARE PROVIDERS &
              SERVICES -- 41.9%
   24,582  Aetna, Inc.                              684,609
   34,041  AmerisourceBergen Corp.                1,020,209
   13,510  Brookdale Senior Living, Inc. (b)        191,572
   19,294  Cardinal Health, Inc.                    622,617
   20,878  CIGNA Corp.                              642,207
   25,573  Community Health Systems, Inc. (b)       829,332
   61,131  Coventry Health Care, Inc. (b)         1,212,228
   13,847  DaVita, Inc. (b)                         793,710
   69,005  Emdeon, Inc., Class A (b)                862,563
    8,817  Emergency Medical Services Corp.,
              Class A (b)                           394,473
   18,389  Express Scripts, Inc. (b)                830,815
  139,099  Health Management Associates, Inc.,
              Class A (b)                           995,949
   11,812  Henry Schein, Inc. (b)                   620,012
   23,665  Humana, Inc. (b)                       1,112,728
    5,737  Laboratory Corp. of America
              Holdings (b)                          418,686
   34,420  LifePoint Hospitals, Inc. (b)          1,063,922
   26,596  Lincare Holdings, Inc.                   631,921
   16,093  McKesson Corp.                         1,010,962
    7,849  Medco Health Solutions, Inc. (b)         376,752


Shares     Description                                Value
___________________________________________________________
           HEALTH CARE PROVIDERS &
              SERVICES (CONTINUED)
    7,774  MEDNAX, Inc. (b)                  $      366,544
   36,483  Omnicare, Inc.                           898,576
   22,730  Patterson Cos., Inc.                     606,437
    8,686  Quest Diagnostics, Inc.                  408,155
   46,693  Tenet Healthcare Corp. (b)               214,788
   30,445  UnitedHealth Group, Inc.                 927,050
   28,330  Universal Health Services, Inc.,
              Class B                             1,019,030
   22,089  WellPoint, Inc. (b)                    1,120,354
                                             ______________
                                                 19,876,201
                                             ______________

           HEALTH CARE TECHNOLOGY -- 2.1%
   14,755  SXC Health Solutions Corp. (b)         1,001,864
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 1.8%
   18,622  WebMD Health Corp. (b)                   861,640
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 4.8%
    7,498  Bio-Rad Laboratories, Inc.,
              Class A (b)                           665,822
    5,924  Charles River Laboratories
              International, Inc. (b)               184,118
   14,897  Illumina, Inc. (b)                       667,833
    4,289  Life Technologies Corp. (b)              184,384
    9,804  PerkinElmer, Inc.                        190,786
    7,975  Pharmaceutical Product
              Development, Inc.                     193,473
    4,131  Thermo Fisher Scientific, Inc. (b)       185,317
                                             ______________
                                                  2,271,733
                                             ______________

           PHARMACEUTICALS -- 18.9%
    9,242  Abbott Laboratories                      453,597
   17,334  Bristol-Myers Squibb Co.                 431,963
   12,905  Eli Lilly & Co.                          459,418
   49,532  Endo Pharmaceuticals Holdings,
               Inc. (b)                           1,189,263
   23,641  Forest Laboratories, Inc. (b)            656,038
    3,431  Johnson & Johnson                        199,307
  113,918  King Pharmaceuticals, Inc. (b)           997,922
   30,906  Merck & Co., Inc.                      1,065,021
   11,893  Mylan, Inc. (b)                          206,938
   18,297  Perrigo Co.                            1,024,815
   45,475  Pfizer, Inc.                             682,125
   20,669  Valeant Pharmaceuticals
              International (b)                   1,164,078
    8,869  Warner Chilcott PLC, Class A (b)         227,046
    4,995  Watson Pharmaceuticals, Inc. (b)         202,298
                                             ______________
                                                  8,959,829
                                             ______________

           TOTAL COMMON STOCKS -- 100.0%         47,436,984
           (Cost $47,872,474)


                       See Notes to Financial Statements                Page 47

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           MONEY MARKET FUND -- 0.1%
   54,015  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)  $       54,015
           (Cost $54,015)                    ______________

           TOTAL INVESTMENTS -- 100.1%           47,490,999
           (Cost $47,926,489) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (51,677)
                                             ______________
           NET ASSETS -- 100.0%              $   47,439,322
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $48,380,920. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,013,983 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,903,904.



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $47,436,984   $      --     $      --
Money Market Fund           54,015          --            --
                     __________________________________________
Total Investments      $47,490,999   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.



Page 48                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 17.1%
    6,153  Alliant Techsystems, Inc. (b)     $      413,235
    3,754  BE Aerospace, Inc. (b)                   110,368
    8,006  Boeing (The) Co.                         545,529
    8,578  General Dynamics Corp.                   525,402
    5,763  Goodrich Corp.                           419,950
    2,445  Honeywell International, Inc.            104,793
    6,374  ITT Corp.                                300,343
    7,091  L-3 Communications Holdings, Inc.        517,927
    3,844  Lockheed Martin Corp.                    288,876
    9,229  Northrop Grumman Corp.                   541,188
   10,381  Raytheon Co.                             480,329
    1,798  Rockwell Collins, Inc.                   102,774
   20,031  Spirit AeroSystems Holdings, Inc.,
              Class A (b)                           407,631
    7,482  TransDigm Group, Inc.                    405,300
    1,472  United Technologies Corp.                104,659
                                             ______________
                                                  5,268,304
                                             ______________

           AIR FREIGHT & LOGISTICS -- 0.7%
    1,715  C.H. Robinson Worldwide, Inc.            111,818
    1,679  United Parcel Service, Inc., Class B     109,135
                                             ______________
                                                    220,953
                                             ______________

           AIRLINES -- 8.6%
   14,079  AMR Corp. (b)                             99,679
   22,834  Continental Airlines, Inc., Class B (b)  571,307
   11,361  Copa Holdings SA, Class A                586,796
   42,755  Delta Air Lines, Inc. (b)                507,929
   25,774  Southwest Airlines Co.                   310,577
   24,433  UAL Corp. (b)                            580,039
                                             ______________
                                                  2,656,327
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
           -- 10.0%
    2,970  Avery Dennison Corp.                     106,475
   11,945  Cintas Corp.                             316,065
   20,011  Corrections Corp. of America (b)         391,615
   12,636  Covanta Holding Corp.                    190,425
    4,347  Pitney Bowes, Inc.                       106,110
   11,661  R.R. Donnelley & Sons Co.                196,721
   16,897  Republic Services, Inc.                  538,338
    5,821  Stericycle, Inc. (b)                     366,723
   14,399  Waste Connections, Inc. (b)              549,610
    9,152  Waste Management, Inc.                   310,710
                                             ______________
                                                  3,072,792
                                             ______________

           COMPUTERS & PERIPHERALS -- 1.0%
    8,670  Lexmark International, Inc.,
              Class A (b)                           318,622
                                             ______________

           CONSTRUCTION & ENGINEERING
           -- 10.6%
   16,558  Aecom Technology Corp. (b)               399,710
   20,298  Chicago Bridge & Iron Co. N.V. (b)       456,908
    8,983  Fluor Corp.                              433,789


Shares     Description                                Value
___________________________________________________________
           CONSTRUCTION & ENGINEERING
              (CONTINUED)
   10,478  Jacobs Engineering Group, Inc. (b)$      383,181
   18,771  KBR, Inc.                                420,095
    9,245  Quanta Services, Inc. (b)                198,583
   14,681  Shaw Group (The), Inc. (b)               470,379
   12,767  URS Corp. (b)                            515,659
                                             ______________
                                                  3,278,304
                                             ______________

           ELECTRICAL EQUIPMENT -- 5.9%
    2,377  AMETEK, Inc.                             105,230
    4,338  Cooper Industries PLC                    195,861
    2,187  Emerson Electric Co.                     108,344
    9,619  Hubbell, Inc., Class B                   453,921
    5,133  Regal-Beloit Corp.                       312,240
    1,945  Rockwell Automation, Inc.                105,322
    3,411  Roper Industries, Inc.                   213,187
    8,252  Thomas & Betts Corp. (b)                 327,109
                                             ______________
                                                  1,821,214
                                             ______________

           ELECTRONIC EQUIPMENT,
              INSTRUMENTS & COMPONENTS -- 2.2%
    6,563  FLIR Systems, Inc. (b)                   195,315
    6,007  National Instruments Corp.               191,623
   10,226  Trimble Navigation Ltd. (b)              290,112
                                             ______________
                                                    677,050
                                             ______________

           ENERGY EQUIPMENT & SERVICES
              -- 2.7%
   12,974  Tidewater, Inc.                          531,675
   13,220  McDermott International, Inc. (b)        310,802
                                             ______________
                                                    842,477
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 3.2%
    1,209  3M Co.                                   103,418
   10,567  Carlisle Cos., Inc.                      355,897
   19,858  General Electric Co.                     320,111
    5,418  Tyco International Ltd.                  207,401
                                             ______________
                                                    986,827
                                             ______________

           IT SERVICES -- 0.9%
   18,439  Genpact Ltd. (b)                         277,876
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 1.6%
    2,565  Mettler-Toledo International, Inc. (b)   299,592
    2,951  Waters Corp. (b)                         189,336
                                             ______________
                                                    488,928
                                             ______________

           MACHINERY -- 20.2%
   10,617  AGCO Corp. (b)                           369,047
    4,767  Caterpillar, Inc.                        332,498
    9,479  Crane Co.                                336,884
    7,714  Cummins, Inc.                            614,112
    2,571  Danaher Corp.                             98,752
    3,429  Deere & Co.                              228,646


                       See Notes to Financial Statements                Page 49

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           MACHINERY (CONTINUED)
    4,568  Dover Corp.                       $      219,127
    2,917  Eaton Corp.                              228,868
    3,376  Flowserve Corp.                          334,764
    8,563  Gardner Denver, Inc.                     434,743
   21,377  Harsco Corp.                             495,091
    6,682  IDEX Corp.                               214,960
    5,534  Ingersoll-Rand PLC                       207,304
    5,717  Joy Global, Inc.                         339,418
    1,872  Lincoln Electric Holdings, Inc.          103,372
   10,443  Manitowoc (The) Co., Inc.                108,189
    7,760  Navistar International Corp. (b)         401,270
    6,126  Oshkosh Corp. (b)                        210,612
    1,721  Parker Hannifin Corp.                    106,908
    2,964  Pentair, Inc.                            101,369
   10,226  Toro (The) Co.                           532,263
    4,787  Wabtec Corp.                             213,548
                                             ______________
                                                  6,231,745
                                             ______________

           MARINE -- 1.6%
    3,205  Alexander & Baldwin, Inc.                107,528
    9,981  Kirby Corp. (b)                          383,669
                                             ______________
                                                    491,197
                                             ______________

           OFFICE ELECTRONICS -- 1.5%
   47,487  Xerox Corp.                              462,523
                                             ______________

           OIL, GAS & CONSUMABLE FUELS -- 2.1%
    3,345  Frontline Ltd.                           102,357
   19,197  Teekay Corp.                             530,221
                                             ______________
                                                    632,578
                                             ______________

           PROFESSIONAL SERVICES -- 2.2%
    6,569  FTI Consulting, Inc. (b)                 232,214
    9,827  Towers Watson & Co., Class A             437,400
                                             ______________
                                                    669,614
                                             ______________

           ROAD & RAIL -- 4.6%
    3,846  CSX Corp.                                202,761
   10,503  Kansas City Southern (b)                 385,460
    3,599  Norfolk Southern Corp.                   202,516
    9,490  Ryder System, Inc.                       414,428
    2,747  Union Pacific Corp.                      205,119
                                             ______________
                                                  1,410,284
                                             ______________

           TRADING COMPANIES &
              DISTRIBUTORS -- 3.3%
   18,829  GATX Corp.                               532,108
    5,652  MSC Industrial Direct Co., Inc.,
              Class A                               284,804
    1,921  W.W. Grainger, Inc.                      215,171
                                             ______________
                                                  1,032,083
                                             ______________


Shares     Description                                Value
___________________________________________________________
           TOTAL COMMON STOCKS -- 100.0%       $ 30,839,698
           (Cost $28,970,976)

           MONEY MARKET FUND -- 0.1%
   32,103  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          32,103
           (Cost $32,103)                    ______________

           TOTAL INVESTMENTS -- 100.1%           30,871,801
           (Cost $29,003,079) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (27,129)
                                             ______________
           NET ASSETS -- 100.0%                $ 30,844,672
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $29,213,172. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,373,277 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $714,648.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $30,839,698   $      --     $      --
Money Market Fund           32,103          --            --
                     __________________________________________
Total Investments      $30,871,801   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 50                See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           BUILDING PRODUCTS -- 7.7%
  109,506  Armstrong World Industries,
              Inc. (b)                       $    4,003,539
   59,631  Lennox International, Inc.             2,604,086
  151,940  Owens Corning, Inc. (b)                4,783,071
                                             ______________
                                                 11,390,696
                                             ______________

           CHEMICALS -- 38.4%
   53,131  Airgas, Inc.                           3,468,923
   62,429  Albemarle Corp.                        2,723,153
   97,894  Ashland, Inc.                          4,977,910
   34,274  Cabot Corp.                            1,011,083
   71,618  CF Industries Holdings, Inc.           5,814,665
   20,669  Cytec Industries, Inc.                 1,031,797
   69,665  Dow Chemical (The) Co.                 1,903,944
   47,769  E.I. du Pont de Nemours & Co.          1,942,765
   15,487  Eastman Chemical Co.                     970,106
   55,193  Ecolab, Inc.                           2,699,490
   28,775  FMC Corp.                              1,798,150
  381,201  Huntsman Corp.                         3,991,174
   38,953  International Flavors & Fragrances,
              Inc.                                1,767,687
   84,438  Intrepid Potash, Inc. (b)              2,043,400
   30,866  Lubrizol (The) Corp.                   2,885,662
   41,030  PPG Industries, Inc.                   2,850,354
   92,628  RPM International, Inc.                1,738,628
  102,326  Scotts Miracle-Gro (The) Co.,
              Class A                             4,937,230
   47,763  Sherwin-Williams (The) Co.             3,302,811
   33,157  Sigma-Aldrich Corp.                    1,860,108
  109,732  Valspar (The) Corp.                    3,446,682
                                             ______________
                                                 57,165,722
                                             ______________

           CONSTRUCTION MATERIALS -- 1.1%
    9,737  Martin Marietta Materials, Inc.          831,540
   18,845  Vulcan Materials Co.                     852,548
                                             ______________
                                                  1,684,088
                                             ______________

           CONTAINERS & PACKAGING -- 23.6%
   65,545  AptarGroup, Inc.                       2,823,023
   62,568  Ball Corp.                             3,643,960
   91,813  Bemis Co., Inc.                        2,750,718
   66,003  Crown Holdings, Inc. (b)               1,836,864
   59,507  Greif, Inc., Class A                   3,548,402
   31,231  Owens-Illinois, Inc. (b)                 863,537
  206,379  Packaging Corp. of America             4,953,096
  163,172  Pactiv Corp. (b)                       4,963,692
  167,601  Sealed Air Corp.                       3,625,210
   54,224  Sonoco Products Co.                    1,773,125
  219,852  Temple-Inland, Inc.                    4,410,231
                                             ______________
                                                 35,191,858
                                             ______________

           ELECTRICAL EQUIPMENT -- 2.2%
  124,023  General Cable Corp. (b)                3,291,570
                                             ______________


Shares     Description                                Value
___________________________________________________________
           MACHINERY -- 2.0%
   63,577  Timken (The) Co.                  $    2,137,459
   11,368  Valmont Industries, Inc.                 807,696
                                             ______________
                                                  2,945,155
                                             ______________

           METALS & MINING -- 14.1%
   69,320  AK Steel Holding Corp.                   969,787
   50,343  Carpenter Technology Corp.             1,759,488
   11,759  Compass Minerals International, Inc.     831,244
  303,211  Gerdau Ameristeel Corp. (b)            3,326,224
   73,613  Newmont Mining Corp.                   4,114,967
   68,573  Reliance Steel & Aluminum Co.          2,693,547
   51,637  Royal Gold, Inc.                       2,278,741
   21,073  Schnitzer Steel Industries, Inc.,
              Class A                               965,565
   62,642  Steel Dynamics, Inc.                     897,033
  140,921  Titanium Metals Corp. (b)              3,119,991
                                             ______________
                                                 20,956,587
                                             ______________

           PAPER & FOREST PRODUCTS -- 9.3%
   92,460  Domtar Corp.                           5,408,910
  146,041  International Paper Co.                3,534,192
  204,709  MeadWestvaco Corp.                     4,904,828
                                             ______________
                                                 13,847,930
                                             ______________

           TRADING COMPANIES &
              DISTRIBUTORS -- 1.6%
   49,385  Fastenal Co.                           2,423,816


           TOTAL INVESTMENTS -- 100.0%          148,897,422
           (Cost $144,000,052) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (58,181)
                                             ______________
           NET ASSETS -- 100.0%              $  148,839,241
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $145,382,795. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,390,914 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,876,287.


                       See Notes to Financial Statements                Page 51

FIRST TRUST MATERIALS ALPHADEX(R) FUND

July 31, 2010

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*        $148,897,422   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 52                See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 99.9%
           COMMUNICATIONS EQUIPMENT -- 10.2%
   16,657  Ciena Corp. (b)                   $      218,040
   37,634  CommScope, Inc. (b)                      765,475
   58,606  EchoStar Corp., Class A (b)            1,119,374
   16,307  F5 Networks, Inc. (b)                  1,432,244
   10,739  Harris Corp.                             478,208
   45,455  JDS Uniphase Corp. (b)                   493,187
   30,029  Polycom, Inc. (b)                        891,261
  104,995  Tellabs, Inc.                            732,865
                                             ______________
                                                  6,130,654
                                             ______________

           COMPUTERS & PERIPHERALS -- 13.5%
    4,445  Apple, Inc. (b)                        1,143,476
   17,513  Dell, Inc. (b)                           231,872
   16,414  Diebold, Inc.                            469,769
   48,883  EMC Corp. (b)                            967,395
    4,880  Hewlett-Packard Co.                      224,675
   55,357  NCR Corp. (b)                            758,391
   29,970  NetApp, Inc. (b)                       1,267,731
   26,579  SanDisk Corp. (b)                      1,161,502
   68,601  Seagate Technology (b)                   860,943
   37,075  Western Digital Corp. (b)                978,409
                                             ______________
                                                  8,064,163
                                             ______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 13.5%
    5,377  Amphenol Corp., Class A                  240,890
   30,019  Arrow Electronics, Inc. (b)              744,171
   18,552  Avnet, Inc. (b)                          466,583
   52,334  AVX Corp.                                736,863
   69,238  Corning, Inc.                          1,254,593
   17,837  Dolby Laboratories, Inc., Class A (b)  1,132,114
   58,891  Ingram Micro, Inc., Class A (b)          973,468
   50,445  Jabil Circuit, Inc.                      731,957
   25,114  Tech Data Corp. (b)                      993,510
   96,358  Vishay Intertechnology, Inc. (b)         818,079
                                             ______________
                                                  8,092,228
                                             ______________

           INTERNET SOFTWARE & SERVICES -- 7.3%
   27,562  Akamai Technologies, Inc. (b)          1,057,278
   53,785  AOL, Inc. (b)                          1,125,182
    2,601  Equinix, Inc. (b)                        243,220
   30,537  IAC/InterActiveCorp (b)                  763,425
   25,270  VeriSign, Inc. (b)                       711,351
   32,341  Yahoo!, Inc. (b)                         448,893
                                             ______________
                                                  4,349,349
                                             ______________

           IT SERVICES -- 9.3%
    7,866  Amdocs Ltd. (b)                          214,978
   22,337  Cognizant Technology Solutions
              Corp., Class A (b)                  1,218,706
   24,712  Computer Sciences Corp.                1,120,195
    5,844  DST Systems, Inc.                        240,071


Shares     Description                                Value
___________________________________________________________
           IT SERVICES (CONTINUED)
   38,476  Gartner, Inc. (b)                 $      968,441
    3,622  International Business Machines
              Corp.                                 465,065
   40,079  SAIC, Inc. (b)                           666,514
   22,011  Teradata Corp. (b)                       699,950
                                             ______________
                                                  5,593,920
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 18.4%
   61,103  Advanced Micro Devices, Inc. (b)         457,661
   27,042  Altera Corp.                             749,604
    7,581  Analog Devices, Inc.                     225,231
    7,669  Atheros Communications (b)               202,768
   93,183  Atmel Corp. (b)                          487,347
   27,133  Broadcom Corp., Class A                  977,602
   14,902  Cree, Inc. (b)                         1,055,658
   53,184  Fairchild Semiconductor
              International, Inc. (b)               482,911
   22,996  Intel Corp.                              473,718
   36,935  Intersil Corp., Class A                  419,582
   11,752  Lam Research Corp. (b)                   495,817
    7,595  Linear Technology Corp.                  242,129
   21,378  MEMC Electronic Materials,
              Inc. (b)                              204,374
    7,614  Microchip Technology, Inc.               231,846
  105,366  Micron Technology, Inc. (b)              767,064
   26,456  Novellus Systems, Inc. (b)               706,640
   28,087  PMC-Sierra, Inc. (b)                     227,505
    5,208  Silicon Laboratories, Inc. (b)           208,580
   53,279  Skyworks Solutions, Inc. (b)             933,981
   21,663  Teradyne, Inc. (b)                       233,094
   28,820  Texas Instruments, Inc.                  711,566
   17,707  Xilinx, Inc.                             494,379
                                             ______________
                                                 10,989,057
                                             ______________

           SOFTWARE -- 23.4%
   20,135  Activision Blizzard, Inc.                239,204
   16,538  ANSYS, Inc. (b)                          743,383
    6,099  BMC Software, Inc. (b)                   217,002
   48,617  CA, Inc.                                 950,949
   10,591  Citrix Systems, Inc. (b)                 582,717
  112,100  Compuware Corp. (b)                      916,978
   18,730  Informatica Corp. (b)                    564,335
   25,728  Intuit, Inc. (b)                       1,022,688
   14,034  MICROS Systems, Inc. (b)                 502,137
   29,158  Microsoft Corp.                          752,568
   29,918  Nuance Communications, Inc. (b)          493,946
   23,183  Red Hat, Inc. (b)                        745,333
   29,496  Rovi Corp. (b)                         1,312,572
   13,029  Salesforce.com, Inc. (b)               1,289,220
   24,712  Solera Holdings, Inc.                    938,562
   15,217  Symantec Corp. (b)                       197,364
   53,579  Synopsys, Inc. (b)                     1,170,165
   17,865  VMware, Inc., Class A (b)              1,385,073
                                             ______________
                                                 14,024,196
                                             ______________



                       See Notes to Financial Statements                Page 53

FIRST TRUST MATERIALS ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           WIRELESS TELECOMMUNICATION
              SERVICES -- 4.3%
   20,103  American Tower Corp., Class A (b) $      929,563
   24,008  Crown Castle International
              Corp. (b)                             948,556
   19,727  SBA Communications Corp.,
              Class A (b)                           713,723
                                             ______________
                                                  2,591,842
                                             ______________

           TOTAL COMMON STOCKS -- 99.9%          59,835,409
           (Cost $58,177,063)

           MONEY MARKET FUND -- 1.5%
  874,502  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)         874,502
           (Cost $874,502)                   ______________

           TOTAL INVESTMENTS -- 101.4%           60,709,911
           (Cost $59,051,565) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (1.4)%                (834,654)
                                             ______________
           NET ASSETS -- 100.0%              $   59,875,257
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $60,283,999. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,762,055 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,336,143.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $59,835,409   $      --     $      --
Money Market Fund          874,502          --            --
                     __________________________________________
Total Investments      $60,709,911   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 54                See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 99.9%
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 7.9%
   39,813  AT&T, Inc.                        $    1,032,749
   28,912  CenturyLink, Inc.                      1,029,846
   10,497  tw telecom, Inc. (b)                     198,603
    6,249  Verizon Communications, Inc.             181,596
                                             ______________
                                                  2,442,794
                                             ______________

           ELECTRIC UTILITIES -- 30.0%
   46,571  Allegheny Energy, Inc.                 1,061,819
   21,685  American Electric Power Co., Inc.        780,226
    7,326  DPL, Inc.                                185,421
   21,888  Duke Energy Corp.                        374,285
   22,082  Edison International                     732,018
    7,334  Entergy Corp.                            568,458
   13,836  Exelon Corp.                             578,760
   19,882  FirstEnergy Corp.                        749,552
   56,585  Great Plains Energy, Inc.              1,015,135
    7,181  NextEra Energy, Inc.                     375,566
   13,744  Northeast Utilities                      382,633
   59,307  NV Energy, Inc.                          753,199
   44,669  Pepco Holdings, Inc.                     755,353
    4,815  Pinnacle West Capital Corp.              183,403
   17,858  Progress Energy, Inc.                    752,000
                                             ______________
                                                  9,247,828
                                             ______________

           GAS UTILITIES -- 7.3%
    9,776  AGL Resources, Inc.                      371,488
   25,903  Atmos Energy Corp.                       751,187
   15,801  Energen Corp.                            702,197
    3,849  Questar Corp.                             63,316
   13,766  UGI Corp.                                371,131
                                             ______________
                                                  2,259,319
                                             ______________

           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 12.7%
   56,851  AES (The) Corp. (b)                      586,134
   13,766  Calpine Corp. (b)                        185,841
   29,862  Constellation Energy Group, Inc.         943,639
   91,201  Mirant Corp. (b)                       1,000,475
   45,406  NRG Energy, Inc. (b)                   1,029,808
    6,190  Ormat Technologies, Inc.                 172,206
                                             ______________
                                                  3,918,103
                                             ______________

           MULTI-UTILITIES -- 25.3%
   40,516  Ameren Corp.                           1,027,891
   13,305  CenterPoint Energy, Inc.                 189,330
   23,904  CMS Energy Corp.                         380,552
    8,125  Consolidated Edison, Inc.                374,725
   11,518  DTE Energy Co.                           531,671
   48,305  NiSource, Inc.                           797,033
    5,003  NSTAR                                    185,911
    9,578  OGE Energy Corp.                         379,672
   12,781  PG&E Corp.                               567,476
   16,767  Public Service Enterprise Group, Inc.    551,634
   14,690  SCANA Corp.                              562,774


Shares     Description                                Value
___________________________________________________________
           MULTI-UTILITIES (CONTINUED)
   14,969  Sempra Energy                     $      744,708
   23,240  TECO Energy, Inc.                        379,742
   22,203  Vectren Corp.                            549,968
    3,451  Wisconsin Energy Corp.                   187,320
   16,993  Xcel Energy, Inc.                        373,676
                                             ______________
                                                  7,784,083
                                             ______________

           OIL, GAS & CONSUMABLE FUELS -- 1.2%
   16,020  Southern Union Co.                       361,571
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 15.5%
   72,159  Clearwire Corp., Class A (b)             503,670
   13,490  Leap Wireless International, Inc. (b)    160,396
   85,521  MetroPCS Communications, Inc. (b)        765,413
   16,154  NII Holdings, Inc. (b)                   605,129
  123,893  Sprint Nextel Corp. (b)                  566,191
   31,691  Telephone and Data Systems, Inc.       1,081,614
   23,404  United States Cellular Corp. (b)       1,100,690
                                             ______________
                                                  4,783,103
                                             ______________

           TOTAL COMMON STOCKS -- 99.9%          30,796,801
           (Cost $30,003,866)

           MONEY MARKET FUND -- 0.1%
   32,801  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          32,801
           (Cost $32,801)                    ______________

           TOTAL INVESTMENTS -- 100.0%           30,829,602
           (Cost $30,036,667) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                     7,517
                                             ______________
           NET ASSETS -- 100.0%               $  30,837,119
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $30,501,548. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,247,739 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $919,685.


                       See Notes to Financial Statements                Page 55

FIRST TRUST UTILITIES ALPHADEX(R) FUND

July 31, 2010


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $30,796,801   $      --     $      --
Money Market Fund           32,801          --            --
                     __________________________________________
Total Investments      $30,829,602   $      --     $      --
                     ==========================================


* See Portfolio of Investments for industry breakout.


Page 56                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 2.8%
    3,879  Boeing (The) Co.                  $      264,315
    3,326  General Dynamics Corp.                   203,718
    2,205  Goodrich Corp.                           160,678
    1,247  Honeywell International, Inc.             53,446
    1,084  ITT Corp.                                 51,078
    3,436  L-3 Communications Holdings, Inc.        250,965
    1,308  Lockheed Martin Corp.                     98,296
    3,578  Northrop Grumman Corp.                   209,814
    5,032  Raytheon Co.                             232,831
      917  Rockwell Collins, Inc.                    52,416
      750  United Technologies Corp.                 53,325
                                             ______________
                                                  1,630,882
                                             ______________

           AIR FREIGHT & LOGISTICS -- 0.4%
    1,750  C.H. Robinson Worldwide, Inc.            114,100
    1,411  Expeditors International of
              Washington, Inc.                       60,165
      855  United Parcel Service, Inc., Class B      55,575
                                             ______________
                                                    229,840
                                             ______________

           AIRLINES -- 0.1%
    4,382  Southwest Airlines Co.                    52,803
                                             ______________

           AUTO COMPONENTS -- 0.1%
    4,899  Goodyear Tire & Rubber
              (The) Co. (b)                          52,272
                                             ______________

           AUTOMOBILES -- 0.4%
   19,321  Ford Motor Co. (b)                       246,729
                                             ______________

           BEVERAGES -- 1.7%
    2,552  Brown-Forman Corp., Class B              161,312
    9,414  Coca-Cola Enterprises, Inc.              270,182
    6,512  Dr. Pepper Snapple Group, Inc.           244,526
    5,747  Molson Coors Brewing Co., Class B        258,672
      798  PepsiCo, Inc.                             51,798
                                             ______________
                                                    986,490
                                             ______________

           BIOTECHNOLOGY -- 0.9%
    3,704  Amgen, Inc. (b)                          201,979
    4,291  Cephalon, Inc. (b)                       243,514
      960  Genzyme Corp. (b)                         66,778
                                             ______________
                                                    512,271
                                             ______________

           CAPITAL MARKETS -- 1.9%
    4,044  Ameriprise Financial, Inc.               171,425
    1,130  Franklin Resources, Inc.                 113,655
    1,855  Goldman Sachs Group (The), Inc.          279,771
    5,211  Legg Mason, Inc.                         150,546
   10,489  Morgan Stanley                           283,098
    2,880  State Street Corp.                       112,090
                                             ______________
                                                  1,110,585
                                             ______________

           CHEMICALS -- 2.8%
    2,254  Air Products and Chemicals, Inc.         163,595
    3,131  Airgas, Inc.                             204,423


Shares     Description                                Value
___________________________________________________________
           CHEMICALS (CONTINUED)
    4,106  Dow Chemical (The) Co.            $      112,217
    4,223  E.I. du Pont de Nemours & Co.            171,750
    1,825  Eastman Chemical Co.                     114,318
    3,252  Ecolab, Inc.                             159,055
    1,696  FMC Corp.                                105,983
    3,443  International Flavors &
              Fragrances, Inc.                      156,243
    2,417  PPG Industries, Inc.                     167,909
    2,814  Sherwin-Williams (The) Co.               194,588
      977  Sigma-Aldrich Corp.                       54,810
                                             ______________
                                                  1,604,891
                                             ______________

           COMMERCIAL BANKS -- 0.4%
    3,962  Fifth Third Bancorp                       50,357
    1,723  PNC Financial Services Group, Inc.       102,329
    3,805  Wells Fargo & Co.                        105,513
                                             ______________
                                                    258,199
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 1.9%
    3,031  Avery Dennison Corp.                     108,661
    4,063  Cintas Corp.                             107,507
    4,335  Iron Mountain, Inc.                      102,609
    2,217  Pitney Bowes, Inc.                        54,117
    5,948  R.R. Donnelley & Sons Co.                100,343
    8,189  Republic Services, Inc.                  260,902
    2,971  Stericycle, Inc. (b)                     187,173
    4,668  Waste Management, Inc.                   158,479
                                             ______________
                                                  1,079,791
                                             ______________

           COMMUNICATIONS EQUIPMENT -- 0.7%
    2,339  Harris Corp.                             104,156
    9,897  JDS Uniphase Corp. (b)                   107,383
   30,480  Tellabs, Inc.                            212,750
                                             ______________
                                                    424,289
                                             ______________

           COMPUTERS & PERIPHERALS -- 2.4%
      968  Apple, Inc. (b)                          249,018
    4,037  Dell, Inc. (b)                            53,450
   10,643  EMC Corp. (b)                            210,625
    3,375  Hewlett-Packard Co.                      155,385
    4,422  Lexmark International, Inc.,
              Class A (b)                           162,509
    6,525  NetApp, Inc. (b)                         276,007
    5,787  SanDisk Corp. (b)                        252,892
    1,615  Western Digital Corp. (b)                 42,620
                                             ______________
                                                  1,402,506
                                             ______________

           CONSTRUCTION & ENGINEERING
              -- 0.6%
    3,437  Fluor Corp.                              165,973
    4,009  Jacobs Engineering Group, Inc. (b)       146,609
    2,358  Quanta Services, Inc. (b)                 50,650
                                             ______________
                                                    363,232
                                             ______________


                       See Notes to Financial Statements                Page 57

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           CONSUMER FINANCE -- 0.9%
    3,679  American Express Co.              $      164,231
    2,416  Capital One Financial Corp.              102,269
   10,448  Discover Financial Services              159,541
    9,372  SLM Corp. (b)                            112,464
                                             ______________
                                                    538,505
                                             ______________

           CONTAINERS & PACKAGING -- 1.5%
    3,686  Ball Corp.                               214,673
    3,608  Bemis Co., Inc.                          108,096
    1,842  Owens-Illinois, Inc. (b)                  50,931
    8,741  Pactiv Corp. (b)                         265,901
    9,877  Sealed Air Corp.                         213,639
                                             ______________
                                                    853,240
                                             ______________

           DISTRIBUTORS -- 0.2%
    2,468  Genuine Parts Co.                        105,704
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 0.2%
      928  DeVry, Inc.                               49,926
    6,207  H&R Block, Inc.                           97,326
                                             ______________
                                                    147,252
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 1.6%
    3,388  Bank of America Corp.                     47,568
      862  IntercontinentalExchange, Inc. (b)        91,044
    3,989  JPMorgan Chase & Co.                     160,677
   12,479  Leucadia National Corp. (b)              275,661
    4,889  Moody's Corp.                            115,136
    8,216  NASDAQ OMX Group (The),
              Inc. (b)                              159,966
    3,525  NYSE Euronext                            102,119
                                             ______________
                                                    952,171
                                             ______________

           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 1.5%
   10,064  AT&T, Inc.                               261,060
    7,309  CenturyLink, Inc.                        260,347
    6,849  Frontier Communications Corp.             52,326
    9,274  Qwest Communications
              International, Inc.                    52,491
    3,718  Verizon Communications, Inc.             108,045
   13,832  Windstream Corp.                         157,685
                                             ______________
                                                    891,954
                                             ______________

           ELECTRIC UTILITIES -- 5.0%
   11,772  Allegheny Energy, Inc.                   268,402
    7,538  American Electric Power Co., Inc.        271,217
   12,172  Duke Energy Corp.                        208,141
    7,676  Edison International                     254,459
    2,718  Entergy Corp.                            210,672
    5,130  Exelon Corp.                             214,588
    6,910  FirstEnergy Corp.                        260,507
    3,995  NextEra Energy, Inc.                     208,939


Shares     Description                                Value
___________________________________________________________
           ELECTRIC UTILITIES (CONTINUED)
    5,733  Northeast Utilities               $      159,607
   12,420  Pepco Holdings, Inc.                     210,022
    5,356  Pinnacle West Capital Corp.              204,010
    3,904  PPL Corp.                                106,540
    4,965  Progress Energy, Inc.                    209,076
    4,390  Southern Co.                             155,099
                                             ______________
                                                  2,941,279
                                             ______________

           ELECTRICAL EQUIPMENT -- 0.5%
    1,115  Emerson Electric Co.                      55,237
    1,983  Rockwell Automation, Inc.                107,379
    1,741  Roper Industries, Inc.                   108,813
                                             ______________
                                                    271,429
                                             ______________

           ELECTRONIC EQUIPMENT,
              INSTRUMENTS & COMPONENTS -- 0.4%
    1,713  Agilent Technologies, Inc. (b)            47,844
    1,239  Amphenol Corp., Class A                   55,507
    3,347  FLIR Systems, Inc. (b)                    99,607
    3,662  Jabil Circuit, Inc.                       53,136
                                             ______________
                                                    256,094
                                             ______________

           ENERGY EQUIPMENT & SERVICES
              -- 0.5%
    1,172  Baker Hughes, Inc.                        56,573
      925  FMC Technologies, Inc. (b)                58,534
    1,982  Halliburton Co.                           59,222
    5,527  Nabors Industries Ltd. (b)               101,752
                                             ______________
                                                    276,081
                                             ______________

           FOOD & STAPLES RETAILING -- 2.1%
      888  Costco Wholesale Corp.                    50,359
    8,303  CVS Caremark Corp.                       254,819
   22,459  SUPERVALU, Inc.                          253,338
    1,705  Sysco Corp.                               52,804
    7,295  Walgreen Co.                             208,272
    3,039  Wal-Mart Stores, Inc.                    155,566
    6,759  Whole Foods Market, Inc. (b)             256,639
                                             ______________
                                                  1,231,797
                                             ______________

           FOOD PRODUCTS -- 4.0%
    9,428  Archer-Daniels-Midland Co.               257,950
    5,436  Campbell Soup Co.                        195,152
    8,351  ConAgra Foods, Inc.                      196,082
   24,176  Dean Foods Co. (b)                       277,057
    5,483  General Mills, Inc.                      187,519
    4,506  H. J. Heinz Co.                          200,427
    5,080  Hershey (The) Co.                        238,760
    3,609  Hormel Foods Corp.                       154,898
    2,427  J. M. Smucker (The) Co.                  149,091
      969  Kellogg Co.                               48,498
    1,738  Kraft Foods, Inc., Class A                50,767
    3,849  McCormick & Co., Inc.                    151,381
    3,885  Mead Johnson Nutrition Co.               206,449
                                             ______________
                                                  2,314,031
                                             ______________


Page 58                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           GAS UTILITIES -- 0.5%
    4,809  Nicor, Inc.                       $      210,586
    2,252  ONEOK, Inc.                              104,786
                                             ______________
                                                    315,372
                                             ______________

           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 2.2%
    2,396  Baxter International, Inc.               104,873
    2,160  Becton, Dickinson & Co.                  148,608
    1,257  C. R. Bard, Inc.                          98,712
    6,434  CareFusion Corp. (b)                     135,564
    1,627  DENTSPLY International, Inc.              48,843
    4,237  Hospira, Inc. (b)                        220,748
      618  Intuitive Surgical, Inc. (b)             202,933
    1,350  St. Jude Medical, Inc. (b)                49,639
      973  Stryker Corp.                             45,313
    3,725  Varian Medical Systems, Inc. (b)         205,620
      900  Zimmer Holdings, Inc. (b)                 47,691
                                             ______________
                                                  1,308,544
                                             ______________

           HEALTH CARE PROVIDERS &
              SERVICES -- 4.4%
    9,228  Aetna, Inc.                              257,000
    3,135  CIGNA Corp.                               96,433
   13,770  Coventry Health Care, Inc. (b)           273,059
    3,900  DaVita, Inc. (b)                         223,548
    5,178  Express Scripts, Inc. (b)                233,942
    5,331  Humana, Inc. (b)                         250,664
    1,939  Laboratory Corp. of America
              Holdings (b)                          141,508
      725  McKesson Corp.                            45,544
    2,652  Medco Health Solutions, Inc. (b)         127,296
    6,826  Patterson Cos., Inc.                     182,118
    2,935  Quest Diagnostics, Inc.                  137,916
   11,219  Tenet Healthcare Corp. (b)                51,607
    8,573  UnitedHealth Group, Inc.                 261,048
    4,977  WellPoint, Inc. (b)                      252,433
                                             ______________
                                                  2,534,116
                                             ______________

           HEALTH CARE TECHNOLOGY -- 0.1%
      641  Cerner Corp. (b)                          49,645
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 3.0%
    8,050  Carnival Corp.                           279,174
    5,013  Darden Restaurants, Inc.                 209,995
    6,506  Marriott International, Inc., Class A    220,618
    1,478  McDonald's Corp.                         103,061
    8,016  Starbucks Corp.                          199,198
    3,526  Starwood Hotels & Resorts
              Worldwide, Inc.                       170,835
    4,836  Wyndham Worldwide Corp.                  123,463
    3,192  Wynn Resorts Ltd.                        279,874
    3,741  Yum! Brands, Inc.                        154,503
                                             ______________
                                                  1,740,721
                                             ______________


Shares     Description                                Value
___________________________________________________________
           HOUSEHOLD DURABLES -- 1.1%
    2,486  Fortune Brands, Inc.              $      109,086
    1,629  Harman International Industries,
              Inc. (b)                               49,538
    4,854  Leggett & Platt, Inc.                    101,157
    6,652  Newell Rubbermaid, Inc.                  103,106
    1,927  Stanley Black & Decker, Inc.             111,804
    1,663  Whirlpool Corp.                          138,528
                                             ______________
                                                    613,219
                                             ______________

           HOUSEHOLD PRODUCTS -- 0.7%
    2,350  Clorox (The) Co.                         152,468
      619  Colgate-Palmolive Co.                     48,888
    1,607  Kimberly-Clark Corp.                     103,041
    1,623  Procter & Gamble (The) Co.                99,263
                                             ______________
                                                    403,660
                                             ______________

           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 1.2%
   21,078  AES (The) Corp. (b)                      217,314
    7,549  Constellation Energy Group, Inc.         238,549
   11,478  NRG Energy, Inc. (b)                     260,321
                                             ______________
                                                    716,184
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 0.5%
    1,233  3M Co.                                   105,471
   10,131  General Electric Co.                     163,312
                                             ______________
                                                    268,783
                                             ______________

           INSURANCE -- 4.6%
    2,283  Aflac, Inc.                              112,301
    1,696  Allstate (The) Corp.                      47,895
    1,312  Aon Corp.                                 49,423
    5,614  Assurant, Inc.                           209,346
    2,444  Berkshire Hathaway, Inc., Class B (b)    190,925
    4,867  Chubb (The) Corp.                        256,150
    7,529  Cincinnati Financial Corp.               207,424
    6,601  Hartford Financial Services Group
              (The), Inc.                           154,529
    2,005  Lincoln National Corp.                    52,210
    5,846  Loews Corp.                              217,179
    6,231  Principal Financial Group, Inc.          159,576
    5,202  Progressive (The) Corp.                  102,167
    4,538  Prudential Financial, Inc.               259,982
    2,950  Torchmark Corp.                          156,557
    4,944  Travelers (The) Cos., Inc.               249,425
    8,975  Unum Group                               204,810
    3,041  XL Group PLC                              53,917
                                             ______________
                                                  2,683,816
                                             ______________

           INTERNET & CATALOG RETAIL -- 0.2%
      444  Amazon.com, Inc. (b)                      52,343
      276  priceline.com, Inc. (b)                   61,935
                                             ______________
                                                    114,278
                                             ______________


                       See Notes to Financial Statements                Page 59

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           INTERNET SOFTWARE & SERVICES
              -- 0.9%
    6,000  Akamai Technologies, Inc. (b)     $      230,160
    7,336  VeriSign, Inc. (b)                       206,508
    7,042  Yahoo!, Inc. (b)                          97,743
                                             ______________
                                                    534,411
                                             ______________

           IT SERVICES -- 2.0%
    1,210  Automatic Data Processing, Inc.           49,937
    4,863  Cognizant Technology Solutions
              Corp., Class A (b)                    265,325
    5,381  Computer Sciences Corp.                  243,921
    1,067  Fiserv, Inc. (b)                          53,457
      393  International Business Machines
              Corp.                                  50,461
    5,818  SAIC, Inc. (b)                            96,753
    4,793  Teradata Corp. (b)                       152,417
   17,901  Total System Services, Inc.              266,904
                                             ______________
                                                  1,179,175
                                             ______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 0.8%
   11,219  Eastman Kodak Co. (b)                     44,539
    5,924  Hasbro, Inc.                             249,697
    6,904  Mattel, Inc.                             146,089
                                             ______________
                                                    440,325
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 0.5%
    1,030  Life Technologies Corp. (b)               44,279
    2,356  PerkinElmer, Inc.                         45,848
    2,979  Thermo Fisher Scientific, Inc. (b)       133,638
    1,506  Waters Corp. (b)                          96,625
                                             ______________
                                                    320,390
                                             ______________

           MACHINERY -- 2.2%
    2,432  Caterpillar, Inc.                        169,632
    3,737  Cummins, Inc.                            297,503
    1,312  Danaher Corp.                             50,394
    2,624  Deere & Co.                              174,968
    2,331  Dover Corp.                              111,818
    2,233  Eaton Corp.                              175,201
      575  Flowserve Corp.                           57,017
    2,359  Illinois Tool Works, Inc.                102,617
    1,417  Pall Corp.                                54,186
      878  Parker Hannifin Corp.                     54,541
    1,190  Snap-on, Inc.                             53,157
                                             ______________
                                                  1,301,034
                                             ______________

           MEDIA -- 4.1%
   15,062  CBS Corp., Class B                       222,616
   14,016  Comcast Corp., Class A                   272,892
    7,176  DIRECTV, Class A (b)                     266,660
    6,817  Discovery Communications, Inc.,
              Class A (b)                           263,204


Shares     Description                                Value
___________________________________________________________
           MEDIA (CONTINUED)
   14,469  Gannett Co., Inc.                 $      190,701
    3,461  McGraw-Hill (The) Cos., Inc.             106,218
    4,071  News Corp., Class A                       53,127
    1,420  Omnicom Group, Inc.                       52,909
    2,414  Scripps Networks Interactive,
              Class A                               102,909
    2,804  Time Warner Cable, Inc.                  160,305
    8,422  Time Warner, Inc.                        264,956
    4,656  Viacom, Inc., Class B                    153,834
    3,091  Walt Disney (The) Co.                    104,136
      355  Washington Post (The) Co., Class B       149,274
                                             ______________
                                                  2,363,741
                                             ______________

           METALS & MINING -- 0.7%
    8,170  AK Steel Holding Corp.                   114,298
    4,841  Alcoa, Inc.                               54,074
    3,942  Newmont Mining Corp.                     220,358
                                             ______________
                                                    388,730
                                             ______________

           MULTILINE RETAIL -- 2.2%
    6,070  Big Lots, Inc. (b)                       208,262
    2,584  Family Dollar Stores, Inc.               106,848
    9,067  J. C. Penney Co., Inc.                   223,320
    2,050  Kohl's Corp. (b)                          97,765
    8,162  Macy's, Inc.                             152,221
    3,026  Nordstrom, Inc.                          102,884
    3,012  Sears Holdings Corp. (b)                 213,852
    2,972  Target Corp.                             152,523
                                             ______________
                                                  1,257,675
                                             ______________

           MULTI-UTILITIES -- 5.1%
   10,242  Ameren Corp.                             259,840
   11,101  CenterPoint Energy, Inc.                 157,967
   13,294  CMS Energy Corp.                         211,640
    4,518  Consolidated Edison, Inc.                208,370
    1,258  Dominion Resources, Inc.                  52,823
    5,338  DTE Energy Co.                           246,402
    3,339  Integrys Energy Group, Inc.              158,102
   16,791  NiSource, Inc.                           277,052
    4,739  PG&E Corp.                               210,412
    6,217  Public Service Enterprise Group, Inc.    204,539
    5,446  SCANA Corp.                              208,636
    4,163  Sempra Energy                            207,109
   12,925  TECO Energy, Inc.                        211,195
    2,879  Wisconsin Energy Corp.                   156,272
    9,450  Xcel Energy, Inc.                        207,806
                                             ______________
                                                  2,978,165
                                             ______________

           OFFICE ELECTRONICS -- 0.3%
   18,169  Xerox Corp.                              176,966
                                             ______________

           OIL, GAS & CONSUMABLE FUELS
              -- 5.2%
    4,664  Cabot Oil & Gas Corp.                    142,112
    9,297  Chesapeake Energy Corp.                  195,516
    3,587  Chevron Corp.                            273,365


Page 60                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           OIL, GAS & CONSUMABLE FUELS
              (CONTINUED)
    4,959  ConocoPhillips                    $      273,836
    3,997  Devon Energy Corp.                       249,773
    8,766  El Paso Corp.                            107,997
      495  EOG Resources, Inc.                       48,263
    3,413  Exxon Mobil Corp.                        203,688
    4,837  Hess Corp.                               259,215
    7,831  Marathon Oil Corp.                       261,947
    4,913  Murphy Oil Corp.                         268,987
    2,457  Pioneer Natural Resources Co.            142,309
    7,896  QEP Resources, Inc. (b)                  271,780
    7,279  Spectra Energy Corp.                     151,330
    7,991  Williams (The) Cos., Inc.                155,105
                                             ______________
                                                  3,005,223
                                             ______________

           PAPER & FOREST PRODUCTS -- 0.4%
    6,455  International Paper Co.                  156,211
    2,194  MeadWestvaco Corp.                        52,568
                                             ______________
                                                    208,779
                                             ______________

           PERSONAL PRODUCTS -- 0.4%
    3,494  Estee Lauder (The) Cos., Inc.,
              Class A                               217,501
                                             ______________

           PHARMACEUTICALS -- 3.1%
    2,081  Abbott Laboratories                      102,135
      836  Allergan, Inc.                            51,046
    5,858  Bristol-Myers Squibb Co.                 145,981
    5,815  Eli Lilly & Co.                          207,014
    7,101  Forest Laboratories, Inc. (b)            197,053
    2,472  Johnson & Johnson                        143,598
   32,077  King Pharmaceuticals, Inc. (b)           280,995
    6,962  Merck & Co., Inc.                        239,911
    2,857  Mylan, Inc. (b)                           49,712
   13,659  Pfizer, Inc.                             204,885
    4,801  Watson Pharmaceuticals, Inc. (b)         194,441
                                             ______________
                                                  1,816,771
                                             ______________

           PROFESSIONAL SERVICES -- 0.3%
    5,205  Equifax, Inc.                            163,125
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 3.2%
   12,570  Apartment Investment &
              Management Co., Class A               269,878
    2,087  AvalonBay Communities, Inc.              219,323
    2,731  Boston Properties, Inc.                  223,669
    4,676  Equity Residential                       214,395
    6,039  HCP, Inc.                                214,203
    1,157  Health Care REIT, Inc.                    52,424
    1,109  Public Storage                           108,815
    1,809  Simon Property Group, Inc.               161,399
    4,149  Ventas, Inc.                             210,437
    2,003  Vornado Realty Trust                     165,808
                                             ______________
                                                  1,840,351
                                             ______________


Shares     Description                                Value
___________________________________________________________
           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 0.2%
    7,155  CB Richard Ellis Group, Inc.,
           Class A (b)                       $      121,635
                                             ______________

           ROAD & RAIL -- 0.9%
    1,962  CSX Corp.                                103,437
    1,835  Norfolk Southern Corp.                   103,256
    4,842  Ryder System, Inc.                       211,450
    1,402  Union Pacific Corp.                      104,687
                                             ______________
                                                    522,830
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.2%
   26,607  Advanced Micro Devices, Inc. (b)         199,286
    7,850  Altera Corp.                             217,602
    1,748  Analog Devices, Inc.                      51,933
    4,052  Applied Materials, Inc.                   47,814
    5,908  Broadcom Corp., Class A                  212,865
    7,510  Intel Corp.                              154,706
    1,751  Linear Technology Corp.                   55,822
   10,585  LSI Corp. (b)                             42,658
    3,511  Microchip Technology, Inc.               106,910
   22,940  Micron Technology, Inc. (b)              167,003
    7,681  Novellus Systems, Inc. (b)               205,159
    9,988  Teradyne, Inc. (b)                       107,471
    8,367  Texas Instruments, Inc.                  206,581
    3,856  Xilinx, Inc.                             107,660
                                             ______________
                                                  1,883,470
                                             ______________

           SOFTWARE -- 2.1%
    7,939  CA, Inc.                                 155,287
    2,306  Citrix Systems, Inc. (b)                 126,876
   18,306  Compuware Corp. (b)                      149,743
    5,601  Intuit, Inc. (b)                         222,640
    5,047  Red Hat, Inc. (b)                        162,261
    2,837  Salesforce.com, Inc. (b)                 280,721
   10,525  Symantec Corp. (b)                       136,509
                                             ______________
                                                  1,234,037
                                             ______________

           SPECIALTY RETAIL -- 5.1%
    7,491  AutoNation, Inc. (b)                     183,005
    1,261  AutoZone, Inc. (b)                       266,790
    2,627  Bed Bath & Beyond, Inc. (b)               99,511
    1,437  Best Buy Co., Inc.                        49,806
    4,894  CarMax, Inc. (b)                         103,263
   12,956  GameStop Corp., Class A (b)              259,768
   12,510  Gap (The), Inc.                          226,556
    3,470  Home Depot (The), Inc.                    98,930
   11,031  Limited Brands, Inc.                     282,835
    7,154  Lowe's Cos., Inc.                        148,374
    5,118  O'Reilly Automotive, Inc. (b)            252,215
    9,983  RadioShack Corp.                         215,034
    4,568  Ross Stores, Inc.                        240,551
    5,111  Staples, Inc.                            103,906
    1,284  Tiffany & Co.                             54,018
    5,803  TJX (The) Cos., Inc.                     240,940


                       See Notes to Financial Statements                Page 61

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           SPECIALTY RETAIL (CONTINUED)
    4,248  Urban Outfitters, Inc. (b)        $      136,616
                                             ______________
                                                  2,962,118
                                             ______________

           TEXTILES, APPAREL & LUXURY
              GOODS -- 0.7%
    3,997  Coach, Inc.                              147,769
    1,441  NIKE, Inc., Class B                      106,115
      668  Polo Ralph Lauren Corp.                   52,779
    1,368  VF Corp.                                 108,523
                                             ______________
                                                    415,186
                                             ______________

           TOBACCO -- 0.7%
    7,290  Altria Group, Inc.                       161,546
    1,354  Lorillard, Inc.                          103,229
    1,063  Philip Morris International, Inc.         54,256
    1,868  Reynolds American, Inc.                  108,008
                                             ______________
                                                    427,039
                                             ______________

           TRADING COMPANIES &
              DISTRIBUTORS -- 0.5%
    2,910  Fastenal Co.                             142,823
    1,469  W.W. Grainger, Inc.                      164,542
                                             ______________
                                                    307,365
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.1%
    4,376  American Tower Corp., Class A (b)        202,346
   23,780  MetroPCS Communications, Inc. (b)        212,831
   45,935  Sprint Nextel Corp. (b)                  209,923
                                             ______________
                                                    625,100
                                             ______________

           TOTAL COMMON STOCKS -- 99.9%          58,173,797
           (Cost $57,182,307)

           MONEY MARKET FUND -- 0.1%
   43,085  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          43,085
           (Cost $43,085)                    ______________

           TOTAL INVESTMENTS -- 100.0%           58,216,882
           (Cost $57,225,392) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (2,578)
                                             ______________
           NET ASSETS -- 100.0%              $   58,214,304
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $57,878,955. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,471,125 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,133,198.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $58,173,797   $      --     $      --
Money Market Fund           43,085          --            --
                     __________________________________________
Total Investments      $58,216,882   $      --     $      --
                     ==========================================
* See Portfolio of Investments for industry breakout.


Page 62                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 0.6%
    2,889  Alliant Techsystems, Inc. (b)     $      194,025
    4,700  BE Aerospace, Inc. (b)                   138,180
                                             ______________
                                                    332,205
                                             ______________

           AIRLINES -- 1.3%
   61,612  AirTran Holdings, Inc. (b)               296,970
    3,989  Alaska Air Group, Inc. (b)               205,792
   32,658  JetBlue Airways Corp. (b)                209,991
                                             ______________
                                                    712,753
                                             ______________

           AUTO COMPONENTS -- 0.3%
    9,972  Gentex Corp.                             192,160
                                             ______________

           AUTOMOBILES -- 0.1%
    2,516  Thor Industries, Inc.                     70,045
                                             ______________

           BEVERAGES -- 0.2%
    3,056  Hansen Natural Corp. (b)                 128,016
                                             ______________

           BIOTECHNOLOGY -- 0.1%
    1,224  United Therapeutics Corp. (b)             59,841
                                             ______________

           BUILDING PRODUCTS -- 0.3%
    4,313  Lennox International, Inc.               188,349
                                             ______________

           CAPITAL MARKETS -- 0.9%
   32,028  Apollo Investment Corp.                  323,483
    2,835  Jefferies Group, Inc.                     69,996
    5,871  SEI Investments Co.                      112,606
                                             ______________
                                                    506,085
                                             ______________

           CHEMICALS -- 3.7%
    4,515  Albemarle Corp.                          196,944
    5,150  Ashland, Inc.                            261,878
    7,436  Cabot Corp.                              219,362
    1,494  Cytec Industries, Inc.                    74,581
    2,977  Lubrizol (The) Corp.                     278,320
      684  NewMarket Corp.                           73,318
    9,911  Olin Corp.                               201,193
    6,700  RPM International, Inc.                  125,759
    6,729  Scotts Miracle-Gro (The) Co.,
              Class A                               324,674
    6,914  Sensient Technologies Corp.              203,686
    3,968  Valspar (The) Corp.                      124,635
                                             ______________
                                                  2,084,350
                                             ______________

           COMMERCIAL BANKS -- 1.5%
    3,708  Bank of Hawaii Corp.                     184,695
    6,193  Fulton Financial Corp.                    56,418
   14,323  International Bancshares Corp.           248,361
    3,264  PacWest Bancorp                           68,315
    1,720  Prosperity Bancshares, Inc.               58,274
    2,899  SVB Financial Group (b)                  125,208
    2,870  Trustmark Corp.                           63,140
    1,138  Westamerica Bancorporation                61,179
                                             ______________
                                                    865,590
                                             ______________


Shares     Description                                Value
___________________________________________________________
           COMMERCIAL SERVICES & SUPPLIES
              -- 2.5%
   15,702  Brink's (The) Co.                 $      343,874
    1,669  Copart, Inc. (b)                          60,818
    9,397  Corrections Corp. of America (b)         183,899
    6,375  Deluxe Corp.                             131,198
    6,498  HNI Corp.                                167,908
    2,412  Mine Safety Appliances Co.                60,421
    8,666  Rollins, Inc.                            189,265
    6,852  Waste Connections, Inc. (b)              261,541
                                             ______________
                                                  1,398,924
                                             ______________
           COMMUNICATIONS EQUIPMENT -- 2.4%
   16,131  ADC Telecommunications, Inc. (b)         205,348
    8,766  ADTRAN, Inc.                             276,830
    9,426  Ciena Corp. (b)                          123,386
    4,358  F5 Networks, Inc. (b)                    382,763
    4,179  Plantronics, Inc.                        125,245
    8,025  Polycom, Inc. (b)                        238,182
                                             ______________
                                                  1,351,754
                                             ______________
           CONSTRUCTION & ENGINEERING -- 1.4%
    7,775  Aecom Technology Corp. (b)               187,688
    5,069  Granite Construction, Inc.               117,854
    8,815  KBR, Inc.                                197,280
    7,594  URS Corp. (b)                            306,722
                                             ______________
                                                    809,544
                                             ______________
           CONTAINERS & PACKAGING -- 2.7%
    4,741  AptarGroup, Inc.                         204,195
    3,228  Greif, Inc., Class A                     192,486
   13,570  Packaging Corp. of America               325,680
    4,813  Rock-Tenn Co., Class A                   256,148
    6,318  Silgan Holdings, Inc.                    179,557
    3,921  Sonoco Products Co.                      128,217
   11,565  Temple-Inland, Inc.                      231,994
                                             ______________
                                                  1,518,277
                                             ______________
           DISTRIBUTORS -- 0.3%
    9,299  LKQ Corp. (b)                            183,934
                                             ______________
           DIVERSIFIED CONSUMER SERVICES
              -- 1.8%
   10,385  Career Education Corp. (b)               253,706
   30,337  Corinthian Colleges, Inc. (b)            276,067
    4,082  Matthews International Corp., Class A    147,401
   15,354  Regis Corp.                              233,841
   16,152  Service Corp. International              137,615
                                             ______________
                                                  1,048,630
                                             ______________
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 0.5%
   19,855  Cincinnati Bell, Inc. (b)                 58,771
   10,749  tw telecom, Inc. (b)                     203,371
                                             ______________
                                                    262,142
                                             ______________


                       See Notes to Financial Statements                Page 63

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           ELECTRIC UTILITIES -- 2.8%
   11,315  Cleco Corp.                       $      323,043
    5,001  DPL, Inc.                                126,575
    2,624  Hawaiian Electric Industries, Inc.        61,795
    7,185  IDACORP, Inc.                            253,056
   25,302  NV Energy, Inc.                          321,336
   21,382  PNM Resources, Inc.                      252,949
   11,062  Westar Energy, Inc.                      264,161
                                             ______________
                                                  1,602,915
                                             ______________

           ELECTRICAL EQUIPMENT -- 1.3%
    1,643  Acuity Brands, Inc.                       69,219
    1,489  AMETEK, Inc.                              65,918
    6,023  Hubbell, Inc., Class B                   284,225
    3,214  Regal-Beloit Corp.                       195,508
    4,682  Woodward Governor Co.                    141,584
                                             ______________
                                                    756,454
                                             ______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 2.5%
    8,022  Arrow Electronics, Inc. (b)              198,865
    4,958  Avnet, Inc. (b)                          124,694
   15,738  Ingram Micro, Inc., Class A (b)          260,149
    3,761  National Instruments Corp.               119,976
    8,389  Tech Data Corp. (b)                      331,869
    4,269  Trimble Navigation Ltd. (b)              121,111
   34,332  Vishay Intertechnology, Inc. (b)         291,479
                                             ______________
                                                  1,448,143
                                             ______________

           ENERGY EQUIPMENT & SERVICES --
              2.4%
    4,631  Exterran Holdings, Inc. (b)              123,509
   22,196  Helix Energy Solutions Group,
               Inc. (b)                             208,420
    9,287  Patterson-UTI Energy, Inc.               152,585
   10,701  Pride International, Inc. (b)            254,577
    7,717  Tidewater, Inc.                          316,243
    7,362  Unit Corp. (b)                           301,106
                                             ______________
                                                  1,356,440
                                             ______________

           FOOD & STAPLES RETAILING -- 0.7%
    4,844  BJ's Wholesale Club, Inc. (b)            220,644
    5,785  Ruddick Corp.                            205,078
                                             ______________
                                                    425,722
                                             ______________

           FOOD PRODUCTS -- 1.5%
    1,972  Corn Products International, Inc.         65,747
    7,339  Flowers Foods, Inc.                      177,824
    2,325  Green Mountain Coffee Roasters,
              Inc. (b)                               71,587
    3,360  Lancaster Colony Corp.                   174,451
    5,453  Ralcorp Holdings, Inc. (b)               318,455
    2,527  Tootsie Roll Industries, Inc.             63,756
                                             ______________
                                                    871,820
                                             ______________


Shares     Description                                Value
___________________________________________________________
           GAS UTILITIES -- 2.4%
    5,005  AGL Resources, Inc.               $      190,190
    8,841  Atmos Energy Corp.                       256,389
    6,741  Energen Corp.                            299,570
    1,303  National Fuel Gas Co.                     62,609
   11,102  Questar Corp.                            182,628
    7,048  UGI Corp.                                190,014
    5,269  WGL Holdings, Inc.                       190,106
                                             ______________
                                                  1,371,506
                                             ______________

           HEALTH CARE EQUIPMENT &
              SUPPLIES -- 3.5%
    1,983  Beckman Coulter, Inc.                     90,881
    5,334  Edwards Lifesciences Corp. (b)           308,305
    1,316  Gen-Probe, Inc. (b)                       59,181
    9,820  Hill-Rom Holdings, Inc.                  324,453
    4,290  Hologic, Inc. (b)                         60,661
    3,925  IDEXX Laboratories, Inc. (b)             230,554
    3,137  Immucor, Inc. (b)                         60,293
    1,637  Kinetic Concepts, Inc. (b)                58,130
    3,931  ResMed, Inc. (b)                         258,227
    5,769  STERIS Corp.                             183,396
    2,202  Teleflex, Inc.                           124,787
    6,993  Thoratec Corp. (b)                       257,203
                                             ______________
                                                  2,016,071
                                             ______________

           HEALTH CARE PROVIDERS &
              SERVICES -- 4.7%
    7,071  Community Health Systems, Inc. (b)       229,312
   38,458  Health Management Associates,
              Inc., Class A (b)                     275,359
    4,354  Henry Schein, Inc. (b)                   228,541
   23,272  Kindred Healthcare, Inc. (b)             309,518
    9,516  LifePoint Hospitals, Inc. (b)            294,139
    9,192  Lincare Holdings, Inc.                   218,402
    3,224  MEDNAX, Inc. (b)                         152,012
   10,087  Omnicare, Inc.                           248,443
    2,106  Owens & Minor, Inc.                       57,262
    9,133  Psychiatric Solutions, Inc. (b)          302,668
    7,833  Universal Health Services, Inc.,
              Class B                               281,753
    4,827  VCA Antech, Inc. (b)                     100,595
                                             ______________
                                                  2,698,004
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 4.6%
   12,137  Bob Evans Farms, Inc.                    318,232
   35,196  Boyd Gaming Corp. (b)                    297,758
   12,399  Brinker International, Inc.              194,912
   14,196  Burger King Holdings, Inc.               245,307
    5,370  Cheesecake Factory (The), Inc. (b)       125,873
    2,184  Chipotle Mexican Grill, Inc. (b)         323,014
    2,320  International Speedway Corp.,
               Class A                               60,088
    9,400  Life Time Fitness, Inc. (b)              341,784
    3,175  Panera Bread Co., Class A (b)            248,317
   12,992  Scientific Games Corp., Class A (b)      137,585


Page 64                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           HOTELS, RESTAURANTS & LEISURE
              (CONTINUED)
   44,823  Wendy's/Arby's Group, Inc.,
               Class A                       $      195,428
    3,045  WMS Industries, Inc. (b)                 117,263
                                             ______________
                                                  2,605,561
                                             ______________

           HOUSEHOLD DURABLES -- 1.3%
   15,928  American Greetings Corp., Class A        326,365
    5,224  Mohawk Industries, Inc. (b)              255,610
       91  NVR, Inc. (b)                             57,011
    2,999  Tupperware Brands Corp.                  118,131
                                             ______________
                                                    757,117
                                             ______________

           HOUSEHOLD PRODUCTS -- 0.6%
    1,906  Church & Dwight Co., Inc.                126,311
    3,566  Energizer Holdings, Inc. (b)             219,380
                                             ______________
                                                    345,691
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 0.3%
    4,962  Carlisle Cos., Inc.                      167,120
                                             ______________

           INSURANCE -- 6.5%
   10,938  American Financial Group, Inc.           322,343
    9,805  Arthur J. Gallagher & Co.                249,243
    6,245  Brown & Brown, Inc.                      125,025
    4,225  Everest Re Group Ltd.                    327,945
   18,403  Fidelity National Financial, Inc.,
              Class A                               271,812
    4,713  First American Financial Corp.            69,517
    5,495  Hanover Insurance Group, Inc.            240,846
    9,655  HCC Insurance Holdings, Inc.             252,189
    7,211  Mercury General Corp.                    311,010
   11,176  Protective Life Corp.                    251,348
    5,230  Reinsurance Group of America, Inc.       250,935
    5,897  StanCorp Financial Group, Inc.           222,258
    6,231  Transatlantic Holdings, Inc.             297,904
    9,338  Unitrin, Inc.                            259,503
    9,035  W. R. Berkley Corp.                      244,035
                                             ______________
                                                  3,695,913
                                             ______________

           INTERNET & CATALOG RETAIL -- 0.5%
    2,750  Netflix, Inc. (b)                        282,013
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 0.9%
   14,373  AOL, Inc. (b)                            300,683
    4,999  Digital River, Inc. (b)                  131,424
    5,591  ValueClick, Inc. (b)                      61,221
                                             ______________
                                                    493,328
                                             ______________

           IT SERVICES -- 2.6%
    8,137  Acxiom Corp. (b)                         124,822
    3,012  Alliance Data Systems Corp. (b)          173,130
    3,137  Broadridge Financial Solutions, Inc.      63,681
   16,921  CoreLogic, Inc.                          338,928
    6,615  DST Systems, Inc.                        271,744


Shares     Description                                Value
___________________________________________________________
           IT SERVICES (CONTINUED)
   10,282  Gartner, Inc. (b)                 $      258,798
    1,909  Lender Processing Services, Inc.          60,973
    4,212  ManTech International Corp.,
              Class A (b)                           167,006
                                             ______________
                                                  1,459,082
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 1.2%
    2,073  Bio-Rad Laboratories, Inc.,
              Class A (b)                           184,082
    3,494  Charles River Laboratories
              International, Inc. (b)               108,594
    1,606  Mettler-Toledo International, Inc. (b)   187,581
    4,704  Pharmaceutical Product
              Development, Inc.                     114,119
    1,040  Techne Corp.                              60,736
                                             ______________
                                                    655,112
                                             ______________

           MACHINERY -- 3.2%
    6,648  AGCO Corp. (b)                           231,085
    1,260  Bucyrus International, Inc.               78,397
    3,957  Crane Co.                                140,632
    1,401  Donaldson Co., Inc.                       66,505
    5,361  Gardner Denver, Inc.                     272,178
   12,716  Harsco Corp.                             294,503
    4,184  IDEX Corp.                               134,599
    2,386  Joy Global, Inc.                         141,657
    1,172  Lincoln Electric Holdings, Inc.           64,718
    7,672  Oshkosh Corp. (b)                        263,763
    1,856  Pentair, Inc.                             63,475
    1,498  Wabtec Corp.                              66,826
                                             ______________
                                                  1,818,338
                                             ______________

           MARINE -- 0.2%
    3,125  Kirby Corp. (b)                          120,125
                                             ______________

           MEDIA -- 0.9%
   17,157  Harte-Hanks, Inc.                        193,531
    1,545  John Wiley & Sons, Inc., Class A          60,842
    9,911  Scholastic Corp.                         251,046
                                             ______________
                                                    505,419
                                             ______________

           MULTILINE RETAIL -- 0.5%
   12,114  99 Cents Only Stores (b)                 201,335
    7,874  Saks, Inc. (b)                            64,645
                                             ______________
                                                    265,980
                                             ______________

           MULTI-UTILITIES -- 2.4%
    3,766  Alliant Energy Corp.                     130,153
   10,496  Black Hills Corp.                        335,032
   16,573  MDU Resources Group, Inc.                327,317
    3,415  NSTAR                                    126,901
    4,904  OGE Energy Corp.                         194,395
   10,104  Vectren Corp.                            250,276
                                             ______________
                                                  1,364,074
                                             ______________


                       See Notes to Financial Statements                Page 65

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           OFFICE ELECTRONICS -- 0.1%
    2,356  Zebra Technologies Corp.,
              Class A (b)                    $       64,649
                                             ______________

           OIL, GAS & CONSUMABLE FUELS --
              3.1%
    3,017  Arch Coal, Inc.                           71,473
    3,885  Bill Barrett Corp. (b)                   137,451
    2,505  Cimarex Energy Co.                       172,519
    4,312  Comstock Resources, Inc. (b)             109,137
    8,737  Forest Oil Corp. (b)                     249,791
   11,129  Mariner Energy, Inc. (b)                 265,872
    1,223  Newfield Exploration Co. (b)              65,382
    3,227  Overseas Shipholding Group, Inc.         126,595
   25,431  Patriot Coal Corp. (b)                   306,698
   10,936  Southern Union Co.                       246,825
                                             ______________
                                                  1,751,743
                                             ______________

           PERSONAL PRODUCTS -- 0.4%
    4,412  Alberto-Culver Co.                       129,139
    1,757  NBTY, Inc. (b)                            94,685
                                             ______________
                                                    223,824
                                             ______________

           PHARMACEUTICALS -- 1.8%
   13,695  Endo Pharmaceuticals Holdings,
               Inc. (b)                             328,817
    2,731  Medicis Pharmaceutical Corp.,
              Class A                                69,231
    5,059  Perrigo Co.                              283,354
    5,715  Valeant Pharmaceuticals
              International (b)                     321,869
                                             ______________
                                                  1,003,271
                                             ______________

           PROFESSIONAL SERVICES -- 0.8%
    4,550  Corporate Executive Board (The) Co.      128,174
    2,742  FTI Consulting, Inc. (b)                  96,930
   17,273  Navigant Consulting, Inc. (b)            169,966
    1,538  Towers Watson & Co., Class A              68,456
                                             ______________
                                                    463,526
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 5.0%
    1,886  Alexandria Real Estate Equities, Inc.    133,057
    4,855  BRE Properties, Inc.                     201,482
    2,926  Camden Property Trust                    133,192
    4,748  Corporate Office Properties Trust        178,050
    2,451  Essex Property Trust, Inc.               257,625
    1,701  Federal Realty Investment Trust          133,001
    5,665  Hospitality Properties Trust             115,849
    3,203  Macerich (The) Co.                       132,764
    5,012  Nationwide Health Properties, Inc.       187,549
    5,997  OMEGA Healthcare Investors, Inc.         131,814
    6,691  Potlatch Corp.                           247,968
    5,431  Rayonier, Inc.                           265,196
    5,911  Realty Income Corp.                      189,684
    2,972  Senior Housing Properties Trust           67,019


Shares     Description                                Value
___________________________________________________________
           REAL ESTATE INVESTMENT TRUSTS
              (CONTINUED)
    3,257  SL Green Realty Corp.             $      196,202
   12,496  UDR, Inc.                                263,791
                                             ______________
                                                  2,834,243
                                             ______________

           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 0.5%
    3,642  Jones Lang LaSalle, Inc.                 282,109
                                             ______________

           ROAD & RAIL -- 0.7%
    1,991  Con-way, Inc.                             67,076
    1,829  J.B. Hunt Transport Services, Inc.        64,911
    1,644  Kansas City Southern (b)                  60,335
    1,533  Landstar System, Inc.                     62,148
    5,460  Werner Enterprises, Inc.                 125,744
                                             ______________
                                                    380,214
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.1%
   24,901  Atmel Corp. (b)                          130,232
    2,987  Cree, Inc. (b)                           211,599
   28,425  Fairchild Semiconductor
              International, Inc. (b)               258,099
   36,220  Integrated Device Technology, Inc. (b)   210,438
   16,057  International Rectifier Corp. (b)        313,593
    9,870  Intersil Corp., Class A                  112,123
    6,281  Lam Research Corp. (b)                   264,996
   45,854  RF Micro Devices, Inc. (b)               191,211
    3,651  Semtech Corp. (b)                         63,455
                                             ______________
                                                  1,755,746
                                             ______________

           SOFTWARE -- 4.3%
    9,209  ACI Worldwide, Inc. (b)                  178,655
    5,091  Advent Software, Inc. (b)                260,965
    2,946  ANSYS, Inc. (b)                          132,423
      892  FactSet Research Systems, Inc.            66,900
    5,485  Fair Isaac Corp.                         130,817
    2,503  Informatica Corp. (b)                     75,415
    7,508  Jack Henry & Associates, Inc.            190,703
    1,875  MICROS Systems, Inc. (b)                  67,088
    3,814  Parametric Technology Corp. (b)           68,423
    6,626  Quest Software, Inc. (b)                 133,580
    7,882  Rovi Corp. (b)                           350,749
    4,953  Solera Holdings, Inc.                    188,115
   11,454  Synopsys, Inc. (b)                       250,155
   24,778  TIBCO Software, Inc. (b)                 335,990
                                             ______________
                                                  2,429,978
                                             ______________

           SPECIALTY RETAIL -- 6.8%
   17,505  Aaron's, Inc.                            317,891
    5,955  Advance Auto Parts, Inc.                 318,771
   10,434  Aeropostale, Inc. (b)                    296,639
   20,345  American Eagle Outfitters, Inc.          250,447
   14,693  AnnTaylor Stores Corp. (b)               257,715
   23,164  Barnes & Noble, Inc.                     300,437
   12,006  Dick's Sporting Goods, Inc. (b)          315,878


Page 66                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           SPECIALTY RETAIL (CONTINUED)
   12,550  Dress Barn (The), Inc. (b)        $      309,985
    9,471  Foot Locker, Inc.                        128,711
    1,624  J. Crew Group, Inc. (b)                   57,863
    9,904  PetSmart, Inc.                           307,519
   14,749  Rent-A-Center, Inc. (b)                  324,330
    4,901  Tractor Supply Co.                       340,669
   12,039  Williams-Sonoma, Inc.                    321,562
                                             ______________
                                                  3,848,417
                                             ______________

           TEXTILES, APPAREL & LUXURY
              GOODS -- 2.2%
    6,889  Fossil, Inc. (b)                         272,804
    7,452  Hanesbrands, Inc. (b)                    186,673
    3,875  Phillips-Van Heusen Corp.                201,074
   14,802  Timberland (The) Co., Class A (b)        260,811
    9,020  Under Armour, Inc., Class A (b)          338,791
                                             ______________
                                                  1,260,153
                                             ______________

           THRIFTS & MORTGAGE FINANCE -- 0.3%
    3,914  New York Community Bancorp, Inc.          67,556
    5,331  NewAlliance Bancshares, Inc.              64,878
    3,694  Washington Federal, Inc.                  64,276
                                             ______________
                                                    196,710
                                             ______________

           TOBACCO -- 0.6%
    7,531  Universal Corp.                          334,000
                                             ______________

           TRADING COMPANIES &
              DISTRIBUTORS -- 1.1%
    8,960  GATX Corp.                               253,209
    2,359  MSC Industrial Direct Co., Inc.,
              Class A                               118,870
   19,237  United Rentals, Inc. (b)                 253,544
                                             ______________
                                                    625,623
                                             ______________

           WATER UTILITIES -- 0.1%
    3,380  Aqua America, Inc.                        65,876
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.0%
   11,690  Syniverse Holdings, Inc. (b)             261,038
    9,833  Telephone and Data Systems, Inc.         335,600
                                             ______________
                                                    596,638
                                             ______________

           TOTAL COMMON STOCKS -- 100.0%         56,911,267
           (Cost $55,857,814)

           MONEY MARKET FUND -- 0.0%
   33,896  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          33,896
           (Cost $33,896)                    ______________


           Description                                Value
___________________________________________________________
           TOTAL INVESTMENTS -- 100.0%       $   56,945,163
           (Cost $55,891,710) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (26,583)
                                             ______________
           NET ASSETS -- 100.0%              $   56,918,580
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $56,489,491. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,198,874 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,743,202.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $56,911,267   $      --     $      --
Money Market Fund           33,896          --            --
                     __________________________________________
Total Investments      $56,945,163   $      --     $      --
                     ==========================================
* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 67

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 3.3%
    7,800  AAR Corp. (b)                     $      131,040
      686  American Science & Engineering, Inc.      54,318
    2,659  Applied Signal Technology, Inc.           55,201
    3,665  Ceradyne, Inc. (b)                        85,211
    2,154  Cubic Corp.                               87,280
    3,597  Curtiss-Wright Corp.                     108,953
    2,753  Esterline Technologies Corp. (b)         141,312
   17,886  GenCorp, Inc. (b)                         94,080
    2,431  Moog, Inc., Class A (b)                   87,054
    1,655  Orbital Sciences Corp. (b)                24,229
    3,492  Stanley, Inc. (b)                        130,426
    2,032  Teledyne Technologies, Inc. (b)           83,373
    1,959  Triumph Group, Inc.                      148,688
                                             ______________
                                                  1,231,165
                                             ______________

           AIR FREIGHT & LOGISTICS -- 0.5%
    2,875  Forward Air Corp.                         83,490
    3,481  Hub Group, Inc., Class A (b)             111,914
                                             ______________
                                                    195,404
                                             ______________

           AIRLINES -- 0.3%
   10,684  SkyWest, Inc.                            133,016
                                             ______________

           AUTO COMPONENTS -- 0.8%
    2,585  Drew Industries, Inc. (b)                 54,621
   24,870  Spartan Motors, Inc.                     106,692
   12,942  Standard Motor Products, Inc.            126,832
                                             ______________
                                                    288,145
                                             ______________

           BEVERAGES -- 0.4%
    1,937  Boston Beer (The) Co., Inc.,
              Class A (b)                           134,350
                                             ______________

           BIOTECHNOLOGY -- 0.8%
    3,804  Cubist Pharmaceuticals, Inc. (b)          82,091
    4,795  Emergent Biosolutions, Inc. (b)           89,043
    4,406  Martek Biosciences Corp. (b)              91,160
    1,170  Regeneron Pharmaceuticals, Inc. (b)       28,302
                                             ______________
                                                    290,596
                                             ______________

           BUILDING PRODUCTS -- 1.7%
    1,625  A.O. Smith Corp.                          88,855
    2,242  AAON, Inc.                                55,736
   12,057  Apogee Enterprises, Inc.                 135,762
    2,585  Gibraltar Industries, Inc. (b)            27,892
    7,083  Griffon Corp. (b)                         96,045
    6,040  Quanex Building Products Corp.           106,244
    1,062  Simpson Manufacturing Co., Inc.           27,389
    3,447  Universal Forest Products, Inc.          106,754
                                             ______________
                                                    644,677
                                             ______________

           CAPITAL MARKETS -- 0.7%
    6,505  Investment Technology Group,
              Inc. (b)                              102,193
    6,100  LaBranche & Co., Inc. (b)                 23,119


Shares     Description                                Value
___________________________________________________________
           CAPITAL MARKETS (CONTINUED)
    1,658  optionsXpress Holdings, Inc. (b)  $       25,865
    2,431  Piper Jaffray Cos. (b)                    75,823
    2,750  SWS Group, Inc.                           23,980
                                             ______________
                                                    250,980
                                             ______________

           CHEMICALS -- 2.6%
    2,755  A. Schulman, Inc.                         53,971
    1,700  Arch Chemicals, Inc.                      58,259
    3,132  Balchem Corp.                             82,841
    3,943  Calgon Carbon Corp. (b)                   52,205
    6,875  H.B. Fuller Co.                          140,525
    3,925  LSB Industries, Inc. (b)                  56,873
    3,282  OM Group, Inc. (b)                        88,614
    4,029  Penford Corp. (b)                         22,321
   12,407  PolyOne Corp. (b)                        127,916
    2,891  Quaker Chemical Corp.                    101,937
    1,527  Stepan Co.                               100,797
    4,493  Zep, Inc.                                 85,547
                                             ______________
                                                    971,806
                                             ______________

           COMMERCIAL BANKS -- 2.5%
    2,944  Bank of the Ozarks, Inc.                 110,253
    4,060  Boston Private Financial Holdings,
              Inc.                                   26,837
    1,872  City Holding Co.                          55,130
    1,187  Community Bank System, Inc.               29,378
    3,424  East West Bancorp, Inc.                   53,380
    8,733  First Financial Bancorp                  138,855
      783  Hancock Holding Co.                       23,889
    2,289  Home Bancshares, Inc.                     55,005
    1,280  NBT Bancorp, Inc.                         28,262
    2,521  Old National Bancorp                      26,521
    1,321  S&T Bancorp, Inc.                         26,816
    2,749  Signature Bank (b)                       105,672
      994  Simmons First National Corp.,
              Class A                                26,192
    3,133  Susquehanna Bancshares, Inc.              27,100
      692  Tompkins Financial Corp.                  28,891
      733  UMB Financial Corp.                       27,575
    2,823  Whitney Holding Corp.                     22,923
    5,969  Wilshire Bancorp, Inc.                    44,947
    2,349  Wintrust Financial Corp.                  73,101
                                             ______________
                                                    930,727
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 2.1%
    1,248  ABM Industries, Inc.                      27,082
    3,240  ATC Technology Corp. (b)                  77,695
    3,021  Consolidated Graphics, Inc. (b)          129,812
    6,324  G&K Services, Inc., Class A              147,160
    3,776  Geo Group (The), Inc. (b)                 81,486
    1,378  Healthcare Services Group, Inc.           30,785
    3,208  Mobile Mini, Inc. (b)                     54,985
    8,316  Standard Register (The) Co.               27,609
    2,967  UniFirst Corp.                           130,429


Page 68                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           COMMERCIAL SERVICES & SUPPLIES
              (CONTINUED)
    1,438  United Stationers, Inc. (b)       $       77,868
                                             ______________
                                                    784,911
                                             ______________

           COMMUNICATIONS EQUIPMENT -- 2.1%
   12,813  Arris Group, Inc. (b)                    119,417
    4,681  Black Box Corp.                          142,489
    2,617  Comtech Telecommunications
              Corp. (b)                              56,449
    4,009  DG Fastchannel, Inc. (b)                 152,863
    9,474  Digi International, Inc. (b)              78,729
    1,739  EMS Technologies, Inc. (b)                28,937
    1,464  NETGEAR, Inc. (b)                         35,136
    5,130  Symmetricom, Inc. (b)                     27,343
    3,943  Tekelec (b)                               55,754
    2,405  ViaSat, Inc. (b)                          86,917
                                             ______________
                                                    784,034
                                             ______________

           COMPUTERS & PERIPHERALS -- 0.5%
   18,093  Hutchinson Technology, Inc. (b)           68,754
    2,449  Intevac, Inc. (b)                         26,939
    3,189  Stratasys, Inc. (b)                       72,422
      951  Synaptics, Inc. (b)                       29,766
                                             ______________
                                                    197,881
                                             ______________

           CONSTRUCTION & ENGINEERING -- 1.2%
   10,812  Comfort Systems USA, Inc.                123,365
   15,271  Dycom Industries, Inc. (b)               138,203
    4,507  EMCOR Group, Inc. (b)                    117,227
    2,550  Insituform Technologies, Inc.,
              Class A (b)                            58,395
                                             ______________
                                                    437,190
                                             ______________

           CONSTRUCTION MATERIALS -- 0.2%
   27,587  Headwaters, Inc. (b)                      95,451
                                             ______________

           CONSUMER FINANCE -- 1.5%
    2,285  Cash America International, Inc.          76,548
    5,632  EZCORP, Inc., Class A (b)                112,077
    4,792  First Cash Financial Services, Inc. (b)  114,912
    7,642  Rewards Network, Inc.                    106,147
    3,409  World Acceptance Corp. (b)               141,235
                                             ______________
                                                    550,919
                                             ______________

           CONTAINERS & PACKAGING -- 0.1%
    3,229  Myers Industries, Inc.                    25,541
                                             ______________

           DISTRIBUTORS -- 0.3%
   17,764  Audiovox Corp., Class A (b)              132,342
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 1.7%
    1,793  American Public Education, Inc. (b)       80,075


Shares     Description                                Value
___________________________________________________________
           DIVERSIFIED CONSUMER SERVICES
              (CONTINUED)
      963  Capella Education Co. (b)         $       89,482
    3,038  Coinstar, Inc. (b)                       138,229
    3,662  Hillenbrand, Inc.                         80,893
    2,298  Pre-Paid Legal Services, Inc. (b)        112,740
    5,899  Universal Technical Institute, Inc.      120,163
                                             ______________
                                                    621,582
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 0.4%
    1,955  Portfolio Recovery Associates,
              Inc. (b)                              136,224
                                             ______________

           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 0.3%
    2,090  Cbeyond, Inc. (b)                         31,831
   10,322  General Communication, Inc.,
              Class A (b)                            87,530
                                             ______________
                                                    119,361
                                             ______________

           ELECTRIC UTILITIES -- 1.5%
    2,287  ALLETE, Inc.                              82,469
    6,613  Central Vermont Public Service Corp.     140,460
    5,398  El Paso Electric Co. (b)                 116,057
    4,173  UIL Holdings Corp.                       113,714
    3,460  Unisource Energy Corp.                   111,689
                                             ______________
                                                    564,389
                                             ______________

           ELECTRICAL EQUIPMENT -- 1.4%
    1,419  AZZ, Inc.                                 61,769
    2,170  Baldor Electric Co.                       82,937
    1,188  Belden, Inc.                              28,381
    3,144  Brady Corp., Class A                      87,435
    4,775  Powell Industries, Inc. (b)              156,907
    6,272  Vicor Corp.                               98,721
                                             ______________
                                                    516,150
                                             ______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 4.5%
   15,612  Agilysys, Inc. (b)                       123,803
      612  Anixter International, Inc. (b)           29,572
    6,591  Benchmark Electronics, Inc. (b)          110,070
    7,462  Brightpoint, Inc. (b)                     59,099
    4,512  Checkpoint Systems, Inc. (b)              90,105
    2,899  Cogent, Inc. (b)                          26,062
    2,826  CTS Corp.                                 26,423
    1,589  DTS, Inc. (b)                             56,759
    9,761  Gerber Scientific, Inc. (b)               56,028
    7,939  Insight Enterprises, Inc. (b)            115,671
   14,787  Keithley Instruments, Inc.               159,552
    2,480  Littelfuse, Inc. (b)                      88,313
    2,226  Mercury Computer Systems, Inc. (b)        29,383
    8,043  Methode Electronics, Inc.                 85,899
    1,801  MTS Systems Corp.                         52,103
    2,882  Newport Corp. (b)                         36,688
    2,821  OSI Systems, Inc. (b)                     78,395


                       See Notes to Financial Statements                Page 69

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS (CONTINUED)
    2,139  Park Electrochemical Corp.        $       58,694
    1,953  Plexus Corp. (b)                          57,028
    5,487  RadiSys Corp. (b)                         54,157
    3,143  ScanSource, Inc. (b)                      86,684
    5,097  SYNNEX Corp. (b)                         134,510
    5,497  TTM Technologies, Inc. (b)                56,344
                                             ______________
                                                  1,671,342
                                             ______________

           ENERGY EQUIPMENT & SERVICES --
              2.4%
    6,783  Basic Energy Services, Inc. (b)           63,557
    4,441  Bristow Group, Inc. (b)                  148,463
    1,446  CARBO Ceramics, Inc.                     115,969
    1,341  Lufkin Industries, Inc.                   55,128
    8,413  Matrix Service Co. (b)                    81,522
      660  Oil States International, Inc. (b)        30,320
   18,422  Pioneer Drilling Co. (b)                 121,954
    1,849  SEACOR Holdings, Inc. (b)                153,134
    6,247  Superior Well Services, Inc. (b)         116,007
                                             ______________
                                                    886,054
                                             ______________

           FOOD & STAPLES RETAILING -- 1.0%
    3,206  Andersons (The), Inc.                    110,190
    2,245  Casey's General Stores, Inc.              85,871
      763  Nash Finch Co.                            30,001
    9,516  Spartan Stores, Inc.                     136,650
      874  United Natural Foods, Inc. (b)            29,480
                                             ______________
                                                    392,192
                                             ______________

           FOOD PRODUCTS -- 1.8%
    4,361  Calavo Growers, Inc.                      92,104
    1,637  Cal-Maine Foods, Inc.                     51,713
    2,542  Diamond Foods, Inc.                      113,221
    1,294  Hain Celestial Group (The), Inc. (b)      27,252
    1,861  J & J Snack Foods Corp.                   77,622
    4,750  Lance, Inc.                              100,367
    2,060  Sanderson Farms, Inc.                     96,305
    2,859  TreeHouse Foods, Inc. (b)                136,346
                                             ______________
                                                    694,930
                                             ______________

           GAS UTILITIES -- 1.0%
    2,365  Laclede Group (The), Inc.                 82,633
      743  New Jersey Resources Corp.                27,736
    1,199  Northwest Natural Gas Co.                 56,845
    3,096  Piedmont Natural Gas Co., Inc.            82,415
    3,541  Southwest Gas Corp.                      113,914
                                             ______________
                                                    363,543
                                             ______________

           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 4.2%
    4,721  American Medical Systems
              Holdings, Inc. (b)                    105,562
    2,297  Analogic Corp.                           104,445


Shares     Description                                Value
___________________________________________________________
           HEALTH CARE EQUIPMENT & SUPPLIES
              (CONTINUED)
    1,563  Cantel Medical Corp.              $       24,820
    2,802  CONMED Corp. (b)                          53,883
    2,627  Cooper (The) Cos., Inc.                  102,085
   14,533  CryoLife, Inc. (b)                        77,897
    5,515  Cyberonics, Inc. (b)                     131,367
    3,511  Greatbatch, Inc. (b)                      79,278
      977  Haemonetics Corp. (b)                     53,979
    2,435  ICU Medical, Inc. (b)                     90,606
    1,411  Integra LifeSciences Holdings (b)         50,979
    5,037  Invacare Corp.                           120,032
    1,536  Meridian Bioscience, Inc.                 29,507
    3,249  Merit Medical Systems, Inc. (b)           54,973
    6,413  Natus Medical, Inc. (b)                   94,143
    4,011  Neogen Corp. (b)                         119,769
    8,239  Osteotech, Inc. (b)                       31,226
    7,434  Symmetry Medical, Inc. (b)                72,333
    2,148  West Pharmaceutical Services, Inc.        78,058
    3,853  Zoll Medical Corp. (b)                   101,950
                                             ______________
                                                  1,576,892
                                             ______________

           HEALTH CARE PROVIDERS & SERVICES
              -- 5.9%
      877  Air Methods Corp. (b)                     27,845
    2,244  Almost Family, Inc. (b)                   58,972
    1,189  Amedisys, Inc. (b)                        31,235
    3,215  AMERIGROUP Corp. (b)                     114,968
    7,326  AmSurg Corp. (b)                         134,212
    5,889  Bio-Reference Laboratories,
              Inc. (b)                              123,492
    2,272  Catalyst Health Solutions, Inc. (b)       78,566
    4,859  Centene Corp. (b)                        103,545
    1,913  Chemed Corp.                             101,236
    3,091  CorVel Corp. (b)                         122,991
    2,905  Cross Country Healthcare, Inc. (b)        25,796
    3,868  Gentiva Health Services, Inc. (b)         79,797
    2,908  Hanger Orthopedic Group, Inc. (b)         49,872
    8,420  Healthspring, Inc. (b)                   158,296
    1,926  HMS Holdings Corp. (b)                   108,472
    5,100  inVentiv Health, Inc. (b)                132,294
      428  Landauer, Inc.                            26,866
    1,883  LHC Group, Inc. (b)                       43,290
    3,595  Magellan Health Services, Inc. (b)       151,314
    1,812  Molina Healthcare, Inc. (b)               54,016
    2,599  MWI Veterinary Supply, Inc. (b)          136,863
    4,887  Odyssey HealthCare, Inc. (b)             130,776
    8,907  PharMerica Corp. (b)                     116,326
    2,468  PSS World Medical, Inc. (b)               46,448
    1,199  RehabCare Group, Inc. (b)                 25,407
    2,703  Res-Care, Inc. (b)                        26,544
                                             ______________
                                                  2,209,439
                                             ______________

           HEALTH CARE TECHNOLOGY -- 0.5%
      637  Computer Programs & Systems, Inc.         28,646
    1,464  Eclipsys Corp. (b)                        28,856
    6,263  Phase Forward, Inc. (b)                  105,218


Page 70                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           HEALTH CARE TECHNOLOGY
              (CONTINUED)
      450  Quality Systems, Inc.             $       24,714
                                             ______________
                                                    187,434
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 5.7%
      272  Biglari Holdings, Inc. (b)                79,016
    5,531  BJ's Restaurants, Inc. (b)               141,041
      714  Buffalo Wild Wings, Inc. (b)              30,445
    5,170  California Pizza Kitchen, Inc. (b)        92,750
    2,222  CEC Entertainment, Inc. (b)               77,170
    2,803  Cracker Barrel Old Country Store,
               Inc.                                 137,291
      935  DineEquity, Inc. (b)                      34,090
    2,098  Interval Leisure Group, Inc. (b)          29,183
    5,370  Jack in the Box, Inc. (b)                110,783
    3,204  Landry's Restaurants, Inc. (b)            78,466
   13,802  Marcus (The) Corp.                       168,384
    7,734  Monarch Casino & Resort, Inc. (b)         82,367
    5,802  Multimedia Games, Inc. (b)                24,368
   19,709  O'Charley's, Inc. (b)                    137,372
    1,976  P.F. Chang's China Bistro, Inc.           81,806
    3,389  Papa John's International, Inc. (b)       85,843
    3,325  Peet's Coffee & Tea, Inc. (b)            135,095
    8,281  Pinnacle Entertainment, Inc. (b)          89,849
    7,610  Red Robin Gourmet Burgers, Inc. (b)      162,397
   15,361  Ruby Tuesday, Inc. (b)                   156,990
   12,493  Ruth's Hospitality Group, Inc. (b)        50,472
    6,519  Shuffle Master, Inc. (b)                  57,302
    6,208  Texas Roadhouse, Inc. (b)                 83,684
                                             ______________
                                                  2,126,164
                                             ______________

           HOUSEHOLD DURABLES -- 1.8%
    3,065  Blyth, Inc.                              121,221
    5,918  Helen of Troy Ltd. (b)                   141,795
   18,573  Kid Brands, Inc. (b)                     154,527
   17,574  La-Z-Boy, Inc. (b)                       150,434
   23,525  Standard Pacific Corp. (b)                94,100
                                             ______________
                                                    662,077
                                             ______________

           HOUSEHOLD PRODUCTS -- 0.5%
   14,556  Central Garden & Pet Co.,
              Class A (b)                           147,161
    1,563  WD-40 Co.                                 56,831
                                             ______________
                                                    203,992
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 0.6%
    4,119  Standex International Corp.              123,652
    6,399  Tredegar Corp.                           110,447
                                             ______________
                                                    234,099
                                             ______________

           INSURANCE -- 4.2%
    3,386  American Physicians Capital, Inc.        138,657
    7,440  AMERISAFE, Inc. (b)                      133,622


Shares     Description                                Value
___________________________________________________________
           INSURANCE (CONTINUED)
    4,280  Delphi Financial Group, Inc.,
              Class A                        $      111,066
    5,318  Employers Holdings, Inc.                  82,642
    6,828  Horace Mann Educators Corp.              114,847
    2,827  Infinity Property & Casualty Corp.       135,809
   10,690  National Financial Partners Corp. (b)    114,704
    2,541  Navigators Group (The), Inc. (b)         108,323
    5,738  Presidential Life Corp.                   56,290
    2,301  ProAssurance Corp. (b)                   136,932
    1,988  RLI Corp.                                110,314
    3,528  Safety Insurance Group, Inc.             138,297
    7,028  Selective Insurance Group, Inc.          109,356
    2,426  Tower Group, Inc.                         52,280
    1,318  United Fire & Casualty Co.                28,258
                                             ______________
                                                  1,571,397
                                             ______________

           INTERNET & CATALOG RETAIL -- 0.5%
    5,439  HSN, Inc. (b)                            159,906
    1,139  NutriSystem, Inc.                         22,279
    1,467  PetMed Express, Inc.                      23,399
                                             ______________
                                                    205,584
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 1.3%
    3,172  comScore, Inc. (b)                        62,837
   13,890  InfoSpace, Inc. (b)                      108,759
    1,196  j2 Global Communications, Inc. (b)        28,142
    3,357  Knot, (The), Inc. (b)                     27,628
    2,932  Perficient, Inc. (b)                      25,362
    7,644  Stamps.com, Inc. (b)                      83,625
   22,670  United Online, Inc.                      143,275
                                             ______________
                                                    479,628
                                             ______________

           IT SERVICES -- 2.0%
    3,072  CACI International, Inc., Class A (b)    144,445
   47,136  CIBER, Inc. (b)                          156,963
    2,849  CSG Systems International, Inc. (b)       53,732
    2,588  Forrester Research, Inc. (b)              83,541
    1,805  MAXIMUS, Inc.                            108,643
    2,313  NCI, Inc., Class A (b)                    54,494
   33,480  StarTek, Inc. (b)                        154,678
                                             ______________
                                                    756,496
                                             ______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 1.5%
   11,465  Arctic Cat, Inc. (b)                     114,077
   12,969  Callaway Golf Co.                         87,541
    1,913  Polaris Industries, Inc.                 114,206
    6,484  RC2 Corp. (b)                            107,310
    9,112  Sturm, Ruger & Co., Inc.                 127,568
                                             ______________
                                                    550,702
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 1.3%
   41,452  Cambrex Corp. (b)                        147,154
      700  Dionex Corp. (b)                          52,850


                       See Notes to Financial Statements                Page 71

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           LIFE SCIENCES TOOLS & SERVICES
              (CONTINUED)
    6,628  eResearchTechnology, Inc. (b)     $       53,687
   11,335  Kendle International, Inc. (b)           139,534
    4,819  PAREXEL International Corp. (b)           98,934
                                             ______________
                                                    492,159
                                             ______________

           MACHINERY -- 2.5%
    3,227  Albany International Corp., Class A       59,215
      673  Badger Meter, Inc.                        26,355
    3,186  Barnes Group, Inc.                        58,559
    3,068  Briggs & Stratton Corp.                   58,200
    2,207  CLARCOR, Inc.                             82,807
    3,041  ESCO Technologies, Inc.                   90,652
    8,646  Federal Signal Corp.                      51,530
    3,424  John Bean Technologies Corp.              53,791
    1,589  Kaydon Corp.                              60,366
    1,648  Lindsay Corp.                             57,317
    3,418  Lydall, Inc. (b)                          24,439
    3,184  Mueller Industries, Inc.                  78,708
    1,201  Robbins & Myers, Inc.                     28,488
    2,127  Toro (The) Co.                           110,710
    2,733  Watts Water Technologies, Inc.,
              Class A                                88,003
                                             ______________
                                                    929,140
                                             ______________

           MEDIA -- 0.6%
    4,076  Arbitron, Inc.                           117,796
   14,060  E.W. Scripps (The) Co., Class A (b)      110,512
                                             ______________
                                                    228,308
                                             ______________

           METALS & MINING -- 0.3%
    5,227  Brush Engineered Materials,
              Inc. (b)                              124,664
                                             ______________

           MULTILINE RETAIL -- 0.6%
    9,445  Fred's, Inc., Class A                    102,384
   32,725  Tuesday Morning Corp. (b)                142,681
                                             ______________
                                                    245,065
                                             ______________


           MULTI-UTILITIES -- 0.9%
    6,686  Avista Corp.                             139,871
    1,998  CH Energy Group, Inc.                     83,516
    3,987  NorthWestern Corp.                       112,434
                                             ______________
                                                    335,821
                                             ______________

           OIL, GAS & CONSUMABLE FUELS
              -- 1.9%
    4,913  Holly Corp.                              131,325
    5,194  Penn Virginia Corp.                       98,686
    3,058  Petroleum Development Corp. (b)           89,110
   11,588  PetroQuest Energy, Inc. (b)               76,944
    1,951  SM Energy Co.                             80,810
    9,360  Stone Energy Corp. (b)                   110,074
    2,911  Swift Energy Co. (b)                      75,482


Shares     Description                                Value
___________________________________________________________
           OIL, GAS & CONSUMABLE FUELS
              (CONTINUED)
    2,013  World Fuel Services Corp.         $       52,439
                                             ______________
                                                    714,870
                                             ______________

           PAPER & FOREST PRODUCTS -- 1.4%
   13,121  Buckeye Technologies, Inc. (b)           148,924
    2,383  Clearwater Paper Corp. (b)               146,864
    2,854  Neenah Paper, Inc.                        51,201
    1,554  Schweitzer-Mauduit International,
              Inc.                                   82,253
   15,428  Wausau Paper Corp. (b)                   105,373
                                             ______________
                                                    534,615
                                             ______________

           PERSONAL PRODUCTS -- 0.3%
    4,030  Medifast, Inc. (b)                       121,867
                                             ______________

           PHARMACEUTICALS -- 1.3%
    4,559  Hi-Tech Pharmacal Co., Inc. (b)           80,147
    5,031  Par Pharmaceutical Cos., Inc. (b)        132,819
    3,347  Salix Pharmaceuticals Ltd. (b)           141,946
   11,647  ViroPharma, Inc. (b)                     153,391
                                             ______________
                                                    508,303
                                             ______________

           PROFESSIONAL SERVICES -- 1.6%
    4,323  Administaff, Inc.                        112,657
    9,393  Dolan (The), Co. (b)                     109,804
    3,191  Exponent, Inc. (b)                       105,335
   10,383  On Assignment, Inc. (b)                   50,150
    7,226  School Specialty, Inc. (b)               138,523
    9,566  SFN Group, Inc. (b)                       71,649
                                             ______________
                                                    588,118
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 2.4%
    1,553  Acadia Realty Trust                       28,793
    4,868  BioMed Realty Trust, Inc.                 87,819
    1,373  Entertainment Properties Trust            57,309
    7,513  Extra Space Storage, Inc.                116,527
    2,212  Franklin Street Properties Corp.          27,008
    2,377  Healthcare Realty Trust, Inc.             55,788
      578  Home Properties, Inc.                     28,709
      878  Kilroy Realty Corp.                       29,483
    6,247  Kite Realty Group Trust                   28,986
    1,269  LaSalle Hotel Properties                  30,101
    1,076  LTC Properties, Inc.                      26,523
    2,766  Medical Properties Trust, Inc.            27,494
    1,523  Mid-America Apartment
              Communities, Inc.                      86,019
    2,435  National Retail Properties, Inc.          56,297
      936  PS Business Parks, Inc.                   54,354
      758  Sovran Self Storage, Inc.                 27,894
    1,262  Tanger Factory Outlet Centers, Inc.       56,411
    3,238  Urstadt Biddle Properties, Inc.,
              Class A                                57,734
                                             ______________
                                                    883,249
                                             ______________


Page 72                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 0.1%
    1,453  Forestar Group, Inc. (b)          $       23,408
                                             ______________

           ROAD & RAIL -- 0.4%
    3,597  Heartland Express, Inc.                   57,624
    1,290  Knight Transportation, Inc.               26,987
    1,488  Old Dominion Freight Line, Inc. (b)       58,672
                                             ______________
                                                    143,283
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 3.0%
    2,037  Actel Corp. (b)                           29,862
    7,135  ATMI, Inc. (b)                           105,883
    6,756  Brooks Automation, Inc. (b)               51,548
    2,263  Cabot Microelectronics Corp. (b)          73,978
    4,086  DSP Group, Inc. (b)                       28,520
    7,536  Exar Corp. (b)                            52,677
    1,324  FEI Co. (b)                               25,897
    1,750  Hittite Microwave Corp. (b)               80,430
   18,600  Kulicke & Soffa Industries, Inc. (b)     124,992
    7,697  Micrel, Inc.                              74,815
    6,919  Rudolph Technologies, Inc. (b)            59,780
    7,776  Skyworks Solutions, Inc. (b)             136,313
    2,244  Standard Microsystems Corp. (b)           49,413
    8,548  TriQuint Semiconductor, Inc. (b)          59,238
    3,210  Ultratech, Inc. (b)                       58,005
    2,285  Veeco Instruments, Inc. (b)               98,941
                                             ______________
                                                  1,110,292
                                             ______________

           SOFTWARE -- 2.4%
    1,200  Blackbaud, Inc.                           28,428
    3,482  CommVault Systems, Inc. (b)               64,487
    1,835  Concur Technologies, Inc. (b)             84,924
    4,998  Ebix, Inc. (b)                            83,017
    3,268  Epicor Software Corp. (b)                 25,294
    4,040  EPIQ Systems, Inc.                        52,601
    1,589  Interactive Intelligence, Inc. (b)        25,710
    1,189  JDA Software Group, Inc. (b)              27,941
    2,844  Manhattan Associates, Inc. (b)            76,390
      348  MicroStrategy, Inc., Class A (b)          28,881
    3,672  NetScout Systems, Inc. (b)                58,201
    9,035  Phoenix Technologies Ltd. (b)             27,918
    1,739  Progress Software Corp. (b)               51,996
    9,030  Radiant Systems, Inc. (b)                128,316
    5,492  Smith Micro Software, Inc. (b)            53,986
    2,151  Taleo Corp., Class A (b)                  52,915
    1,382  Websense, Inc. (b)                        25,650
                                             ______________
                                                    896,655
                                             ______________

           SPECIALTY RETAIL -- 7.6%
    3,973  Big 5 Sporting Goods Corp.                54,589
    3,442  Brown Shoe Co., Inc.                      50,322
    1,612  Buckle (The), Inc.                        44,411
    7,387  Cabela's, Inc. (b)                       115,163
    5,931  Cato (The) Corp., Class A                138,074


Shares     Description                                Value
___________________________________________________________
           SPECIALTY RETAIL (CONTINUED)
    2,373  Children's Place Retail Stores
              (The), Inc. (b)                $       99,310
    8,437  Christopher & Banks Corp.                 62,349
    7,499  Finish Line (The), Inc., Class A         107,311
    4,961  Genesco, Inc. (b)                        135,386
    4,439  Group 1 Automotive, Inc. (b)             123,049
      610  Gymboree (The) Corp. (b)                  26,413
    4,251  Haverty Furniture Cos., Inc.              51,522
    4,359  Hibbett Sports, Inc. (b)                 115,383
   25,703  Hot Topic, Inc.                          135,969
    3,481  Jo-Ann Stores, Inc. (b)                  145,819
    2,420  Jos. A. Bank Clothiers, Inc. (b)         142,006
   21,127  Lithia Motors, Inc., Class A             185,918
    3,358  Lumber Liquidators Holdings,
              Inc. (b)                               83,345
    7,111  Men's Wearhouse (The), Inc.              138,380
    3,303  Monro Muffler Brake, Inc.                135,555
    7,999  OfficeMax, Inc. (b)                      114,306
   11,790  Pep Boys-Manny, Moe &
              Jack (The)                            113,184
   12,204  Sonic Automotive, Inc., Class A (b)      120,697
   12,227  Stage Stores, Inc.                       134,497
   20,959  Stein Mart, Inc. (b)                     161,803
    6,484  Zumiez, Inc. (b)                         118,657
                                             ______________
                                                  2,853,418
                                             ______________

           TEXTILES, APPAREL & LUXURY GOODS
              -- 3.1%
    2,983  Carter's, Inc. (b)                        72,308
   12,340  Crocs, Inc. (b)                          158,322
    2,741  Deckers Outdoor Corp. (b)                139,489
    3,634  Iconix Brand Group, Inc. (b)              59,816
    6,414  Maidenform Brands, Inc. (b)              159,260
    4,990  Oxford Industries, Inc.                  111,776
    5,170  Perry Ellis International, Inc. (b)      115,756
   14,117  Quiksilver, Inc. (b)                      63,103
    3,575  Skechers U.S.A., Inc., Class A (b)       132,597
    1,182  True Religion Apparel, Inc. (b)           29,054
    2,813  Volcom, Inc. (b)                          45,767
    2,071  Wolverine World Wide, Inc.                59,210
                                             ______________
                                                  1,146,458
                                             ______________

           THRIFTS & MORTGAGE FINANCE -- 0.4%
    9,197  Bank Mutual Corp.                         54,078
    2,941  Brookline Bancorp, Inc.                   28,469
    6,354  Dime Community Bancshares, Inc.           83,238
                                             ______________
                                                    165,785
                                             ______________

           TOBACCO -- 0.4%
   36,678  Alliance One International, Inc. (b)     138,276
                                             ______________

           TRADING COMPANIES & DISTRIBUTORS
              -- 0.6%
    1,180  Kaman Corp.                               26,951
    4,614  Lawson Products, Inc.                     82,175


                       See Notes to Financial Statements                Page 73

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           TRADING COMPANIES & DISTRIBUTORS
              (CONTINUED)
    2,254  Watsco, Inc.                      $      125,571
                                             ______________
                                                    234,697
                                             ______________

           WATER UTILITIES -- 0.1%
    1,577  American States Water Co.                 55,637
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 0.5%
    1,519  NTELOS Holdings Corp.                     28,420
   10,106  USA Mobility, Inc.                       149,872
                                             ______________
                                                    178,292
                                             ______________

           TOTAL COMMON STOCKS -- 100.0%         37,461,186
           (Cost $36,412,750)

           MONEY MARKET FUND -- 0.1%
   37,359  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          37,359
           (Cost $37,359)                    ______________

           TOTAL INVESTMENTS -- 100.1%           37,498,545
           (Cost $36,450,109) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (23,477)
                                             ______________
           NET ASSETS -- 100.0%              $   37,475,068
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $36,958,980. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,207,254 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,667,689.





VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $37,461,186   $      --     $      --
Money Market Fund           37,359          --            --
                     __________________________________________
Total Investments      $37,498,545   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 74                See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 2.9%
    5,326  General Dynamics Corp.            $      326,218
    5,504  L-3 Communications Holdings, Inc.        402,012
    1,021  Lockheed Martin Corp.                     76,728
    5,729  Northrop Grumman Corp.                   335,949
    6,446  Raytheon Co.                             298,256
                                             ______________
                                                  1,439,163
                                             ______________

           AIRLINES -- 0.2%
    6,848  Southwest Airlines Co.                    82,518
                                             ______________

           BEVERAGES -- 0.8%
    9,204  Molson Coors Brewing Co.,
              Class B                               414,272
                                             ______________

           BIOTECHNOLOGY -- 1.4%
    5,930  Amgen, Inc. (b)                          323,363
    6,870  Cephalon, Inc. (b)                       389,872
                                             ______________
                                                    713,235
                                             ______________

           CAPITAL MARKETS -- 2.3%
    1,809  Franklin Resources, Inc.                 181,949
    2,376  Goldman Sachs Group (The), Inc.          358,349
   16,798  Morgan Stanley                           453,378
    4,611  State Street Corp.                       179,460
                                             ______________
                                                  1,173,136
                                             ______________

           CHEMICALS -- 1.3%
    3,610  Air Products and Chemicals, Inc.         262,014
    6,575  Dow Chemical (The) Co.                   179,695
    2,923  Eastman Chemical Co.                     183,096
                                             ______________
                                                    624,805
                                             ______________

           COMMERCIAL BANKS -- 0.6%
    6,190  Fifth Third Bancorp                       78,675
    2,760  PNC Financial Services Group, Inc.       163,916
    2,972  Wells Fargo & Co.                         82,414
                                             ______________
                                                    325,005
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 1.7%
    2,368  Avery Dennison Corp.                      84,893
    6,506  Cintas Corp.                             172,149
    3,387  Iron Mountain, Inc.                       80,170
    3,464  Pitney Bowes, Inc.                        84,556
    9,527  R.R. Donnelley & Sons Co.                160,721
    7,476  Waste Management, Inc.                   253,810
                                             ______________
                                                    836,299
                                             ______________

           COMMUNICATIONS EQUIPMENT -- 0.5%
   36,609  Tellabs, Inc.                            255,531
                                             ______________

           COMPUTERS & PERIPHERALS -- 1.0%
    5,405  Hewlett-Packard Co.                      248,846


Shares     Description                                Value
___________________________________________________________
           COMPUTERS & PERIPHERALS (CONTINUED)
    7,082  Lexmark International, Inc.,
              Class A (b)                    $      260,264
                                             ______________
                                                    509,110
                                             ______________

           CONSTRUCTION & ENGINEERING -- 1.2%
    5,504  Fluor Corp.                              265,788
    6,420  Jacobs Engineering Group, Inc. (b)       234,780
    3,684  Quanta Services, Inc. (b)                 79,132
                                             ______________
                                                    579,700
                                             ______________

           CONSUMER FINANCE -- 1.2%
    3,870  Capital One Financial Corp.              163,817
   16,733  Discover Financial Services              255,513
   15,010  SLM Corp. (b)                            180,120
                                             ______________
                                                    599,450
                                             ______________

           CONTAINERS & PACKAGING -- 1.2%
    5,776  Bemis Co., Inc.                          173,049
    2,876  Owens-Illinois, Inc. (b)                  79,521
   15,817  Sealed Air Corp.                         342,122
                                             ______________
                                                    594,692
                                             ______________

           DISTRIBUTORS -- 0.2%
    1,928  Genuine Parts Co.                         82,576
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 0.2%
    4,849  H&R Block, Inc.                           76,032
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 2.1%
    5,294  Bank of America Corp.                     74,328
    4,260  JPMorgan Chase & Co.                     171,593
   19,984  Leucadia National Corp. (b)              441,447
    7,829  Moody's Corp.                            184,373
    8,771  NASDAQ OMX Group (The),
              Inc. (b)                              170,771
                                             ______________
                                                  1,042,512
                                             ______________

           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 2.0%
   16,118  AT&T, Inc.                               418,101
   11,705  CenturyLink, Inc.                        416,932
    5,955  Verizon Communications, Inc.             173,052
                                             ______________
                                                  1,008,085
                                             ______________

           ELECTRIC UTILITIES -- 9.3%
   18,853  Allegheny Energy, Inc.                   429,848
    9,657  American Electric Power Co., Inc.        347,459
   19,494  Duke Energy Corp.                        333,347
   12,292  Edison International                     407,480
    4,355  Entergy Corp.                            337,556
    8,215  Exelon Corp.                             343,633
   11,067  FirstEnergy Corp.                        417,226


                       See Notes to Financial Statements                Page 75

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           ELECTRIC UTILITIES (CONTINUED)
    6,397  NextEra Energy, Inc.              $      334,563
    9,181  Northeast Utilities                      255,599
   19,892  Pepco Holdings, Inc.                     336,374
    8,578  Pinnacle West Capital Corp.              326,736
    6,251  PPL Corp.                                170,590
    7,953  Progress Energy, Inc.                    334,901
    7,029  Southern Co.                             248,335
                                             ______________
                                                  4,623,647
                                             ______________

           ELECTRONIC EQUIPMENT,
              INSTRUMENTS & COMPONENTS -- 0.2%
    5,720  Jabil Circuit, Inc.                       82,997
                                             ______________

           ENERGY EQUIPMENT & SERVICES
              -- 0.3%
    3,099  Halliburton Co.                           92,598
    4,318  Nabors Industries Ltd. (b)                79,495
                                             ______________
                                                    172,093
                                             ______________

           FOOD & STAPLES RETAILING -- 3.1%
    1,387  Costco Wholesale Corp.                    78,657
   13,298  CVS Caremark Corp.                       408,115
   35,968  SUPERVALU, Inc.                          405,719
    2,663  Sysco Corp.                               82,473
   11,682  Walgreen Co.                             333,521
    4,867  Wal-Mart Stores, Inc.                    249,142
                                             ______________
                                                  1,557,627
                                             ______________

           FOOD PRODUCTS -- 2.5%
   15,100  Archer-Daniels-Midland Co.               413,136
   30,974  Dean Foods Co. (b)                       354,962
    3,853  Hormel Foods Corp.                       165,371
    3,885  J. M. Smucker (The) Co.                  238,655
    2,717  Kraft Foods, Inc., Class A                79,364
                                             ______________
                                                  1,251,488
                                             ______________

           GAS UTILITIES -- 0.8%
    5,776  Nicor, Inc.                              252,931
    3,606  ONEOK, Inc.                              167,787
                                             ______________
                                                    420,718
                                             ______________

           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 1.4%
    1,872  Baxter International, Inc.                81,938
    3,460  Becton, Dickinson & Co.                  238,048
      981  C. R. Bard, Inc.                          77,038
   10,305  CareFusion Corp. (b)                     217,126
    2,543  DENTSPLY International, Inc.              76,341
                                             ______________
                                                    690,491
                                             ______________

           HEALTH CARE PROVIDERS & SERVICES
              -- 4.7%
   14,780  Aetna, Inc.                              411,623
   22,053  Coventry Health Care, Inc. (b)           437,311


Shares     Description                                Value
___________________________________________________________
           HEALTH CARE PROVIDERS & SERVICES
              (CONTINUED)
    8,537  Humana, Inc. (b)                  $      401,410
    1,133  McKesson Corp.                            71,175
    4,700  Quest Diagnostics, Inc.                  220,853
   13,728  UnitedHealth Group, Inc.                 418,017
    7,968  WellPoint, Inc. (b)                      404,137
                                             ______________
                                                  2,364,526
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 0.9%
   12,893  Carnival Corp.                           447,129
                                             ______________

           HOUSEHOLD DURABLES -- 1.3%
    3,980  Fortune Brands, Inc.                     174,642
    3,792  Leggett & Platt, Inc.                     79,025
   10,653  Newell Rubbermaid, Inc.                  165,122
    2,664  Whirlpool Corp.                          221,911
                                             ______________
                                                    640,700
                                             ______________

           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 2.3%
   33,757  AES (The) Corp. (b)                      348,034
   12,090  Constellation Energy Group, Inc.         382,044
   18,382  NRG Energy, Inc. (b)                     416,904
                                             ______________
                                                  1,146,982
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 0.3%
   10,815  General Electric Co.                     174,338
                                             ______________

           INSURANCE -- 6.3%
    2,648  Allstate (The) Corp.                      74,780
    2,049  Aon Corp.                                 77,186
    8,989  Assurant, Inc.                           335,200
    7,796  Chubb (The) Corp.                        410,303
   12,057  Cincinnati Financial Corp.               332,170
   10,571  Hartford Financial Services Group
              (The), Inc.                           247,467
    3,132  Lincoln National Corp.                    81,557
    7,023  Loews Corp.                              260,904
    6,653  Principal Financial Group, Inc.          170,383
    8,331  Progressive (The) Corp.                  163,621
    4,725  Torchmark Corp.                          250,756
    7,917  Travelers (The) Cos., Inc.               399,413
   14,374  Unum Group                               328,015
                                             ______________
                                                  3,131,755
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 0.3%
   11,277  Yahoo!, Inc. (b)                         156,525
                                             ______________

           IT SERVICES -- 2.1%
    8,616  Computer Sciences Corp.                  390,563
    1,666  Fiserv, Inc. (b)                          83,467
    9,316  SAIC, Inc. (b)                           154,925
   28,668  Total System Services, Inc.              427,440
                                             ______________
                                                  1,056,395
                                             ______________


Page 76                See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           LEISURE EQUIPMENT & PRODUCTS
              -- 0.1%
   17,529  Eastman Kodak Co. (b)             $       69,590
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 0.1%
    3,680  PerkinElmer, Inc.                         71,613
                                             ______________

           MACHINERY -- 1.4%
    3,732  Dover Corp.                              179,024
    2,383  Eaton Corp.                              186,970
    1,843  Illinois Tool Works, Inc.                 80,171
    2,213  Pall Corp.                                84,625
    1,372  Parker Hannifin Corp.                     85,229
    1,860  Snap-on, Inc.                             83,086
                                             ______________
                                                    699,105
                                             ______________

           MEDIA -- 4.2%
   22,446  Comcast Corp., Class A                   437,024
   23,173  Gannett Co., Inc.                        305,420
    5,542  McGraw-Hill (The) Cos., Inc.             170,084
    2,218  Omnicom Group, Inc.                       82,643
    4,492  Time Warner Cable, Inc.                  256,808
   13,486  Time Warner, Inc.                        424,269
    4,951  Walt Disney (The) Co.                    166,799
      570  Washington Post (The) Co., Class B       239,679
                                             ______________
                                                  2,082,726
                                             ______________

           METALS & MINING -- 0.4%
   13,084  AK Steel Holding Corp.                   183,045
                                             ______________

           MULTILINE RETAIL -- 3.2%
    7,290  Big Lots, Inc. (b)                       250,120
    4,138  Family Dollar Stores, Inc.               171,106
   14,521  J. C. Penney Co., Inc.                   357,652
   13,069  Macy's, Inc.                             243,737
    4,825  Sears Holdings Corp. (b)                 342,575
    4,758  Target Corp.                             244,181
                                             ______________
                                                  1,609,371
                                             ______________

           MULTI-UTILITIES -- 8.9%
   16,403  Ameren Corp.                             416,144
   17,776  CenterPoint Energy, Inc.                 252,952
   21,291  CMS Energy Corp.                         338,953
    7,237  Consolidated Edison, Inc.                333,770
    1,964  Dominion Resources, Inc.                  82,468
    6,839  DTE Energy Co.                           315,688
    3,566  Integrys Energy Group, Inc.              168,850
   26,889  NiSource, Inc.                           443,669
    7,589  PG&E Corp.                               336,952
    9,956  Public Service Enterprise Group, Inc.    327,552
    8,722  SCANA Corp.                              334,140
    6,666  Sempra Energy                            331,634
   15,523  TECO Energy, Inc.                        253,646
    3,074  Wisconsin Energy Corp.                   166,857
   15,134  Xcel Energy, Inc.                        332,797
                                             ______________
                                                  4,436,072
                                             ______________


Shares     Description                                Value
___________________________________________________________
           OFFICE ELECTRONICS -- 0.6%
   29,096  Xerox Corp.                       $      283,395
                                             ______________

           OIL, GAS & CONSUMABLE FUELS
              -- 8.5%
    4,979  Cabot Oil & Gas Corp.                    151,710
   14,888  Chesapeake Energy Corp.                  313,095
    5,745  Chevron Corp.                            437,826
    7,942  ConocoPhillips                           438,557
    6,400  Devon Energy Corp.                       399,936
   14,037  El Paso Corp.                            172,936
    4,099  Exxon Mobil Corp.                        244,628
    7,745  Hess Corp.                               415,055
   12,541  Marathon Oil Corp.                       419,497
    7,869  Murphy Oil Corp.                         430,828
   12,646  QEP Resources, Inc. (b)                  435,275
    7,771  Spectra Energy Corp.                     161,559
   12,797  Williams (The) Cos., Inc.                248,390
                                             ______________
                                                  4,269,292
                                             ______________

           PHARMACEUTICALS -- 4.4%
    3,334  Abbott Laboratories                      163,633
    9,311  Eli Lilly & Co.                          331,472
   11,371  Forest Laboratories, Inc. (b)            315,545
    3,961  Johnson & Johnson                        230,094
   51,369  King Pharmaceuticals, Inc. (b)           449,992
   11,149  Merck & Co., Inc.                        384,195
   21,873  Pfizer, Inc.                             328,095
                                             ______________
                                                  2,203,026
                                             ______________

           PROFESSIONAL SERVICES -- 0.5%
    8,337  Equifax, Inc.                            261,282
                                             ______________

           ROAD & RAIL -- 1.2%
    2,940  Norfolk Southern Corp.                   165,434
    5,815  Ryder System, Inc.                       253,941
    2,244  Union Pacific Corp.                      167,559
                                             ______________
                                                    586,934
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 2.5%
   42,611  Advanced Micro Devices, Inc. (b)         319,157
    2,731  Analog Devices, Inc.                      81,138
   12,027  Intel Corp.                              247,756
   16,538  LSI Corp. (b)                             66,648
   36,739  Micron Technology, Inc. (b)              267,460
   10,049  Texas Instruments, Inc.                  248,110
                                             ______________
                                                  1,230,269
                                             ______________

           SOFTWARE -- 1.4%
   12,714  CA, Inc.                                 248,686
   29,315  Compuware Corp. (b)                      239,797
   16,854  Symantec Corp. (b)                       218,596
                                             ______________
                                                    707,079
                                             ______________

           SPECIALTY RETAIL -- 3.8%
   11,997  AutoNation, Inc. (b)                     293,087
   20,750  GameStop Corp., Class A (b)              416,037


                       See Notes to Financial Statements                Page 77

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           SPECIALTY RETAIL (CONTINUED)
   20,035  Gap (The), Inc.                   $      362,834
    2,710  Home Depot (The), Inc.                    77,262
   11,456  Lowe's Cos., Inc.                        237,597
   15,987  RadioShack Corp.                         344,360
    8,187  Staples, Inc.                            166,442
                                             ______________
                                                  1,897,619
                                             ______________

           TEXTILES, APPAREL & LUXURY
              GOODS -- 0.3%
    2,191  VF Corp.                                 173,812
                                             ______________

           TOBACCO -- 0.5%
    1,057  Lorillard, Inc.                           80,586
    1,660  Philip Morris International, Inc.         84,726
    1,460  Reynolds American, Inc.                   84,417
                                             ______________
                                                    249,729
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 1.4%
   38,084  MetroPCS Communications, Inc. (b)        340,852
   73,564  Sprint Nextel Corp. (b)                  336,187
                                             ______________
                                                    677,039
                                             ______________

           TOTAL INVESTMENTS -- 100.0%           49,964,530
           (Cost $49,991,855) (c)
           NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (6,464)
                                             ______________
           NET ASSETS -- 100.0%                $ 49,958,066
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $50,734,818. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,454,382 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,224,670.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $49,964,530   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 78                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 2.6%
    5,845  Boeing (The) Co.                  $      398,278
    3,227  Goodrich Corp.                           235,151
    3,651  Honeywell International, Inc.            156,482
    1,586  ITT Corp.                                 74,732
    1,341  Rockwell Collins, Inc.                    76,652
    1,098  United Technologies Corp.                 78,068
                                             ______________
                                                  1,019,363
                                             ______________

           AIR FREIGHT & LOGISTICS -- 0.9%
    2,560  C.H. Robinson Worldwide, Inc.            166,912
    2,065  Expeditors International of
              Washington, Inc.                       88,052
    1,253  United Parcel Service, Inc., Class B      81,445
                                             ______________
                                                    336,409
                                             ______________

           AUTOMOBILES -- 0.9%
   28,276  Ford Motor Co. (b)                       361,085
                                             ______________

           BEVERAGES -- 2.9%
    3,735  Brown-Forman Corp., Class B              236,089
   14,183  Coca-Cola Enterprises, Inc.              407,052
    9,809  Dr. Pepper Snapple Group, Inc.           368,328
    2,338  PepsiCo, Inc.                            151,760
                                             ______________
                                                  1,163,229
                                             ______________

           BIOTECHNOLOGY -- 0.2%
    1,404  Genzyme Corp. (b)                         97,662
                                             ______________

           CAPITAL MARKETS -- 1.4%
    5,917  Ameriprise Financial, Inc.               250,822
   10,169  Legg Mason, Inc.                         293,782
                                             ______________
                                                    544,604
                                             ______________

           CHEMICALS -- 4.9%
    4,582  Airgas, Inc.                             299,159
    8,240  E.I. du Pont de Nemours & Co.            335,121
    4,760  Ecolab, Inc.                             232,811
    3,722  FMC Corp.                                232,588
    5,039  International Flavors &
              Fragrances, Inc.                      228,670
    3,539  PPG Industries, Inc.                     245,854
    4,119  Sherwin-Williams (The) Co.               284,829
    1,430  Sigma-Aldrich Corp.                       80,223
                                             ______________
                                                  1,939,255
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
           -- 1.9%
   12,336  Republic Services, Inc.                  393,025
    5,593  Stericycle, Inc. (b)                     352,359
                                             ______________
                                                    745,384
                                             ______________

           COMMUNICATIONS EQUIPMENT -- 0.8%
    3,422  Harris Corp.                             152,382
   14,483  JDS Uniphase Corp. (b)                   157,140
                                             ______________
                                                    309,522
                                             ______________


Shares     Description                                Value
___________________________________________________________
           COMPUTERS & PERIPHERALS -- 3.9%
    1,458  Apple, Inc. (b)                   $      375,070
   15,575  EMC Corp. (b)                            308,229
    9,830  NetApp, Inc. (b)                         415,809
    8,718  SanDisk Corp. (b)                        380,977
    2,363  Western Digital Corp. (b)                 62,360
                                             ______________
                                                  1,542,445
                                             ______________

           CONSUMER FINANCE -- 0.6%
    5,385  American Express Co.                     240,386
                                             ______________

           CONTAINERS & PACKAGING -- 1.8%
    5,395  Ball Corp.                               314,205
   13,169  Pactiv Corp. (b)                         400,601
                                             ______________
                                                    714,806
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 0.2%
    1,358  DeVry, Inc.                               73,060
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 0.7%
    1,261  IntercontinentalExchange, Inc. (b)       133,187
    5,158  NYSE Euronext                            149,427
                                             ______________
                                                    282,614
                                             ______________

           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 0.6%
   20,243  Windstream Corp.                         230,770
                                             ______________

           ELECTRICAL EQUIPMENT -- 1.0%
    1,631  Emerson Electric Co.                      80,800
    2,903  Rockwell Automation, Inc.                157,197
    2,547  Roper Industries, Inc.                   159,188
                                             ______________
                                                    397,185
                                             ______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 0.8%
    2,506  Agilent Technologies, Inc. (b)            69,993
    1,814  Amphenol Corp., Class A                   81,267
    4,899  FLIR Systems, Inc. (b)                   145,794
                                             ______________
                                                    297,054
                                             ______________

           ENERGY EQUIPMENT & SERVICES
              -- 0.4%
    1,714  Baker Hughes, Inc.                        82,735
    1,353  FMC Technologies, Inc. (b)                85,618
                                             ______________
                                                    168,353
                                             ______________

           FOOD & STAPLES RETAILING -- 1.0%
   10,182  Whole Foods Market, Inc. (b)             386,611
                                             ______________

           FOOD PRODUCTS -- 5.7%
    7,955  Campbell Soup Co.                        285,584
   12,222  ConAgra Foods, Inc.                      286,972
    8,024  General Mills, Inc.                      274,421
    6,595  H. J. Heinz Co.                          293,346
    7,652  Hershey (The) Co.                        359,644


                       See Notes to Financial Statements                Page 79

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           FOOD PRODUCTS (CONTINUED)
    2,833  Kellogg Co.                       $      141,792
    7,509  McCormick & Co., Inc.                    295,329
    5,687  Mead Johnson Nutrition Co.               302,207
                                             ______________
                                                  2,239,295
                                             ______________

           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 3.2%
    6,384  Hospira, Inc. (b)                        332,606
      903  Intuitive Surgical, Inc. (b)             296,518
    1,974  St. Jude Medical, Inc. (b)                72,584
    2,847  Stryker Corp.                            132,585
    5,452  Varian Medical Systems, Inc. (b)         300,950
    2,637  Zimmer Holdings, Inc. (b)                139,735
                                             ______________
                                                  1,274,978
                                             ______________

           HEALTH CARE PROVIDERS & SERVICES
              -- 3.8%
    4,588  CIGNA Corp.                              141,127
    5,874  DaVita, Inc. (b)                         336,698
    7,800  Express Scripts, Inc. (b)                352,404
    2,837  Laboratory Corp. of America
              Holdings (b)                          207,044
    3,881  Medco Health Solutions, Inc. (b)         186,288
    9,990  Patterson Cos., Inc.                     266,533
                                             ______________
                                                  1,490,094
                                             ______________

           HEALTH CARE TECHNOLOGY -- 0.2%
      939  Cerner Corp. (b)                          72,726
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 6.0%
    7,337  Darden Restaurants, Inc.                 307,347
    9,520  Marriott International, Inc., Class A    322,823
    3,245  McDonald's Corp.                         226,274
   15,093  Starbucks Corp.                          375,061
    5,160  Starwood Hotels & Resorts
              Worldwide, Inc.                       250,002
    7,076  Wyndham Worldwide Corp.                  180,650
    4,809  Wynn Resorts Ltd.                        421,653
    7,301  Yum! Brands, Inc.                        301,532
                                             ______________
                                                  2,385,342
                                             ______________

           HOUSEHOLD DURABLES -- 0.8%
    4,768  Harman International Industries,
              Inc. (b)                              144,995
    2,821  Stanley Black & Decker, Inc.             163,674
                                             ______________
                                                    308,669
                                             ______________

           HOUSEHOLD PRODUCTS -- 1.7%
    3,439  Clorox (The) Co.                         223,123
      905  Colgate-Palmolive Co.                     71,477
    3,526  Kimberly-Clark Corp.                     226,087
    2,376  Procter & Gamble (The) Co.               145,316
                                             ______________
                                                    666,003
                                             ______________


Shares     Description                                Value
___________________________________________________________
           INDUSTRIAL CONGLOMERATES -- 0.6%
    2,706  3M Co.                            $      231,471
                                             ______________

           INSURANCE -- 2.3%
    3,340  Aflac, Inc.                              164,295
    3,577  Berkshire Hathaway, Inc., Class B (b)    279,435
    6,835  Prudential Financial, Inc.               391,577
    4,451  XL Group PLC                              78,916
                                             ______________
                                                    914,223
                                             ______________

           INTERNET & CATALOG RETAIL -- 0.4%
      652  Amazon.com, Inc. (b)                      76,864
      404  priceline.com, Inc. (b)                   90,658
                                             ______________
                                                    167,522
                                             ______________

           INTERNET SOFTWARE & SERVICES
              -- 1.6%
    9,040  Akamai Technologies, Inc. (b)            346,775
   10,735  VeriSign, Inc. (b)                       302,190
                                             ______________
                                                    648,965
                                             ______________

           IT SERVICES -- 2.1%
    1,770  Automatic Data Processing, Inc.           73,048
    7,326  Cognizant Technology Solutions
              Corp., Class A (b)                    399,706
    1,154  International Business Machines
              Corp.                                 148,174
    7,013  Teradata Corp. (b)                       223,013
                                             ______________
                                                    843,941
                                             ______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 1.5%
    8,924  Hasbro, Inc.                             376,147
   10,103  Mattel, Inc.                             213,779
                                             ______________
                                                    589,926
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 1.4%
    3,016  Life Technologies Corp. (b)              129,658
    4,358  Thermo Fisher Scientific, Inc. (b)       195,500
    3,304  Waters Corp. (b)                         211,984
                                             ______________
                                                    537,142
                                             ______________
           MACHINERY -- 2.8%
    3,559  Caterpillar, Inc.                        248,240
    5,631  Cummins, Inc.                            448,284
    1,920  Danaher Corp.                             73,747
    3,839  Deere & Co.                              255,985
      840  Flowserve Corp.                           83,294
                                             ______________
                                                  1,109,550
                                             ______________

           MEDIA -- 4.4%
   22,044  CBS Corp., Class B                       325,810
   10,813  DIRECTV, Class A (b)                     401,811
   10,271  Discovery Communications, Inc.,
              Class A (b)                           396,563


Page 80                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           MEDIA (CONTINUED)
   11,916  News Corp., Class A               $      155,504
    5,299  Scripps Networks Interactive,
              Class A                               225,896
    6,814  Viacom, Inc., Class B                    225,135
                                             ______________
                                                  1,730,719
                                             ______________

           METALS & MINING -- 1.5%
    1,612  Allegheny Technologies, Inc.              76,747
    1,511  Cliffs Natural Resources, Inc.            85,477
    1,205  Freeport-McMoRan Copper &
              Gold, Inc.                             86,206
    5,940  Newmont Mining Corp.                     332,046
                                             ______________
                                                    580,476
                                             ______________

           MULTILINE RETAIL -- 0.9%
    3,000  Kohl's Corp. (b)                         143,070
    6,641  Nordstrom, Inc.                          225,794
                                             ______________
                                                    368,864
                                             ______________

           OIL, GAS & CONSUMABLE FUELS
              -- 1.1%
    1,449  EOG Resources, Inc.                      141,278
    4,794  Pioneer Natural Resources Co.            277,668
                                             ______________
                                                    418,946
                                             ______________

           PAPER & FOREST PRODUCTS -- 0.8%
    9,446  International Paper Co.                  228,593
    3,210  MeadWestvaco Corp.                        76,912
                                             ______________
                                                    305,505
                                             ______________

           PERSONAL PRODUCTS -- 1.0%
    2,689  Avon Products, Inc.                       83,709
    5,114  Estee Lauder (The) Cos., Inc.,
              Class A                               318,346
                                             ______________
                                                    402,055
                                             ______________

           PHARMACEUTICALS -- 1.6%
    1,223  Allergan, Inc.                            74,677
    8,571  Bristol-Myers Squibb Co.                 213,589
    4,182  Mylan, Inc. (b)                           72,767
    7,026  Watson Pharmaceuticals, Inc. (b)         284,553
                                             ______________
                                                    645,586
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 7.5%
   18,934  Apartment Investment &
              Management Co., Class A               406,513
    3,928  AvalonBay Communities, Inc.              412,794
    3,995  Boston Properties, Inc.                  327,190
    6,845  Equity Residential                       313,843
    8,838  HCP, Inc.                                313,484
    3,383  Health Care REIT, Inc.                   153,284
    1,621  Public Storage                           159,053
    2,647  Simon Property Group, Inc.               236,165


Shares     Description                                Value
___________________________________________________________
           REAL ESTATE INVESTMENT TRUSTS
              (CONTINUED)
    6,071  Ventas, Inc.                      $      307,921
    3,907  Vornado Realty Trust                     323,421
                                             ______________
                                                  2,953,668
                                             ______________

           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 0.5%
   10,471  CB Richard Ellis Group, Inc.,
              Class A (b)                           178,007
                                             ______________

           ROAD & RAIL -- 0.6%
    4,307  CSX Corp.                                227,065
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 4.6%
   11,488  Altera Corp.                             318,447
    5,928  Applied Materials, Inc.                   69,950
    8,645  Broadcom Corp., Class A                  311,479
      626  First Solar, Inc. (b)                     78,532
    2,562  Linear Technology Corp.                   81,677
    5,137  Microchip Technology, Inc.               156,422
   14,462  Novellus Systems, Inc. (b)               386,280
   21,925  Teradyne, Inc. (b)                       235,913
    5,642  Xilinx, Inc.                             157,525
                                             ______________
                                                  1,796,225
                                             ______________

           SOFTWARE -- 3.0%
    3,375  Citrix Systems, Inc. (b)                 185,693
    8,197  Intuit, Inc. (b)                         325,831
    7,387  Red Hat, Inc. (b)                        237,492
    4,274  Salesforce.com, Inc. (b)                 422,912
                                             ______________
                                                  1,171,928
                                             ______________

           SPECIALTY RETAIL -- 7.1%
    1,898  AutoZone, Inc. (b)                       401,560
    3,843  Bed Bath & Beyond, Inc. (b)              145,573
    4,209  Best Buy Co., Inc.                       145,884
    7,161  CarMax, Inc. (b)                         151,097
   16,618  Limited Brands, Inc.                     426,086
    7,712  O'Reilly Automotive, Inc. (b)            380,047
    6,882  Ross Stores, Inc.                        362,406
    3,759  Tiffany & Co.                            158,141
    8,743  TJX (The) Cos., Inc.                     363,009
    8,288  Urban Outfitters, Inc. (b)               266,542
                                             ______________
                                                  2,800,345
                                             ______________

           TEXTILES, APPAREL & LUXURY GOODS
              -- 1.1%
    5,849  Coach, Inc.                              216,238
    2,110  NIKE, Inc., Class B                      155,380
      977  Polo Ralph Lauren Corp.                   77,193
                                             ______________
                                                    448,811
                                             ______________

           THRIFTS & MORTGAGE FINANCE -- 0.2%
    5,822  Hudson City Bancorp, Inc.                 72,309
                                             ______________


                       See Notes to Financial Statements                Page 81

FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           TOBACCO -- 0.6%
   10,667  Altria Group, Inc.                $      236,382
                                             ______________

           TRADING COMPANIES & DISTRIBUTORS
              -- 1.1%
    4,259  Fastenal Co.                             209,032
    2,150  W.W. Grainger, Inc.                      240,821
                                             ______________
                                                    449,853
                                             ______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 0.8%
    6,405  American Tower Corp., Class A (b)        296,167
                                             ______________

           TOTAL COMMON STOCKS -- 100.0%         39,412,555
           (Cost $37,235,643)

           MONEY MARKET FUND -- 0.1%
   54,161  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          54,161
           (Cost $54,161)                    ______________

           TOTAL INVESTMENTS -- 100.1%           39,466,716
           (Cost $37,289,804) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (21,779)
                                             ______________
           NET ASSETS -- 100.0%              $   39,444,937
                                             ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $37,774,957. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,458,525 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $766,766.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________v
Common Stocks*         $39,412,555   $      --     $      --
Money Market Fund           54,161          --            --
                     __________________________________________
Total Investments      $39,466,716   $      --     $      --
                     ==========================================
* See Portfolio of Investments for industry breakout.


Page 82                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 100.0%
           AEROSPACE & DEFENSE -- 2.3%
    1,588  AAR Corp. (b)                     $       26,678
      590  Alliant Techsystems, Inc. (b)             39,624
      541  Applied Signal Technology, Inc.           11,231
      746  Ceradyne, Inc. (b)                        17,345
      732  Curtiss-Wright Corp.                      22,172
      560  Esterline Technologies Corp. (b)          28,745
    1,112  General Dynamics Corp.                    68,110
    1,149  L-3 Communications Holdings, Inc.         83,923
      213  Lockheed Martin Corp.                     16,007
      495  Moog, Inc., Class A (b)                   17,726
    1,196  Northrop Grumman Corp.                    70,134
      337  Orbital Sciences Corp. (b)                 4,934
    1,346  Raytheon Co.                              62,279
      413  Teledyne Technologies, Inc. (b)           16,945
                                             ______________
                                                    485,853
                                             ______________

           AIRLINES -- 0.9%
   12,591  AirTran Holdings, Inc. (b)                60,689
      815  Alaska Air Group, Inc. (b)                42,046
    6,674  JetBlue Airways Corp. (b)                 42,914
    2,176  SkyWest, Inc.                             27,091
    1,430  Southwest Airlines Co.                    17,231
                                             ______________
                                                    189,971
                                             ______________

           AUTO COMPONENTS -- 0.3%
      526  Drew Industries, Inc. (b)                 11,114
    5,064  Spartan Motors, Inc.                      21,725
    2,636  Standard Motor Products, Inc.             25,833
                                             ______________
                                                     58,672
                                             ______________

           AUTOMOBILES -- 0.1%
      514  Thor Industries, Inc.                     14,310
                                             ______________

           BEVERAGES -- 0.4%
    1,922  Molson Coors Brewing Co., Class B         86,509
                                             ______________

           BIOTECHNOLOGY -- 0.8%
    1,238  Amgen, Inc. (b)                           67,508
    1,435  Cephalon, Inc. (b)                        81,436
      897  Martek Biosciences Corp. (b)              18,559
                                             ______________
                                                    167,503
                                             ______________

           BUILDING PRODUCTS -- 0.4%
    2,455  Apogee Enterprises, Inc.                  27,643
      526  Gibraltar Industries, Inc. (b)             5,676
    1,442  Griffon Corp. (b)                         19,554
      217  Simpson Manufacturing Co., Inc.            5,596
      702  Universal Forest Products, Inc.           21,741
                                             ______________
                                                     80,210
                                             ______________

           CAPITAL MARKETS -- 1.8%
    6,545  Apollo Investment Corp.                   66,104
      378  Franklin Resources, Inc.                  38,019
      496  Goldman Sachs Group (The), Inc.           74,807
    1,324  Investment Technology Group, Inc. (b)     20,800


Shares     Description                                Value
___________________________________________________________
           CAPITAL MARKETS (CONTINUED)
      579  Jefferies Group, Inc.             $       14,296
    1,242  LaBranche & Co., Inc. (b)                  4,707
    3,508  Morgan Stanley                            94,681
      495  Piper Jaffray Cos. (b)                    15,439
      963  State Street Corp.                        37,480
      560  SWS Group, Inc.                            4,883
                                             ______________
                                                    371,216
                                             ______________

           CHEMICALS -- 2.4%
      561  A. Schulman, Inc.                         10,990
      754  Air Products and Chemicals, Inc.          54,725
      346  Arch Chemicals, Inc.                      11,857
    1,052  Ashland, Inc.                             53,494
    1,520  Cabot Corp.                               44,840
      803  Calgon Carbon Corp. (b)                   10,632
      305  Cytec Industries, Inc.                    15,226
    1,373  Dow Chemical (The) Co.                    37,524
      610  Eastman Chemical Co.                      38,210
    1,400  H.B. Fuller Co.                           28,616
      799  LSB Industries, Inc. (b)                  11,578
    2,025  Olin Corp.                                41,108
      669  OM Group, Inc. (b)                        18,063
      821  Penford Corp. (b)                          4,548
      589  Quaker Chemical Corp.                     20,768
    1,369  RPM International, Inc.                   25,696
    1,413  Sensient Technologies Corp.               41,627
      811  Valspar (The) Corp.                       25,474
                                             ______________
                                                    494,976
                                             ______________

           COMMERCIAL BANKS -- 1.5%
      827  Boston Private Financial Holdings,
              Inc.                                    5,466
      381  City Holding Co.                          11,220
      241  Community Bank System, Inc.                5,965
      697  East West Bancorp, Inc.                   10,866
    1,293  Fifth Third Bancorp                       16,434
    1,013  First Commonwealth Financial Corp.         5,369
    1,778  First Financial Bancorp                   28,270
    1,266  Fulton Financial Corp.                    11,533
      159  Hancock Holding Co.                        4,851
      215  Independent Bank Corp.                     5,119
    2,927  International Bancshares Corp.            50,754
      260  NBT Bancorp, Inc.                          5,741
      513  Old National Bancorp                       5,397
      576  PNC Financial Services Group, Inc.        34,209
      351  Prosperity Bancshares, Inc.               11,892
      269  S&T Bancorp, Inc.                          5,461
      202  Simmons First National Corp.,
              Class A                                 5,323
    1,129  Sterling Bancshares, Inc.                  5,860
      638  Susquehanna Bancshares, Inc.               5,519
      587  Trustmark Corp.                           12,914
      150  UMB Financial Corp.                        5,643
      222  United Bankshares, Inc.                    5,668
      621  Wells Fargo & Co.                         17,220
      575  Whitney Holding Corp.                      4,669


                       See Notes to Financial Statements                Page 83

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           COMMERCIAL BANKS (CONTINUED)
    1,215  Wilshire Bancorp, Inc.            $        9,149
      478  Wintrust Financial Corp.                  14,875
                                             ______________
                                                    305,387
                                             ______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 2.2%
      508  ABM Industries, Inc.                      11,024
      660  ATC Technology Corp. (b)                  15,827
      494  Avery Dennison Corp.                      17,710
    3,209  Brink's (The) Co.                         70,277
    1,359  Cintas Corp.                              35,959
    1,920  Corrections Corp. of America (b)          37,574
    1,303  Deluxe Corp.                              26,816
    1,287  G&K Services, Inc., Class A               29,948
      769  Geo Group (The), Inc. (b)                 16,595
      707  Iron Mountain, Inc.                       16,735
      493  Mine Safety Appliances Co.                12,350
      653  Mobile Mini, Inc. (b)                     11,192
      723  Pitney Bowes, Inc.                        17,648
    1,990  R.R. Donnelley & Sons Co.                 33,571
    1,693  Standard Register (The) Co.                5,621
      604  UniFirst Corp.                            26,552
      293  United Stationers, Inc. (b)               15,866
    1,561  Waste Management, Inc.                    52,996
                                             ______________
                                                    454,261
                                             ______________

           COMMUNICATIONS EQUIPMENT -- 0.8%
    2,087  Arris Group, Inc. (b)                     19,451
      953  Black Box Corp.                           29,009
      533  Comtech Telecommunications
              Corp. (b)                              11,497
    1,929  Digi International, Inc. (b)              16,030
      354  EMS Technologies, Inc. (b)                 5,890
    1,055  PC-Tel, Inc. (b)                           6,678
    1,045  Symmetricom, Inc. (b)                      5,570
    1,205  Tekelec (b)                               17,039
    7,645  Tellabs, Inc.                             53,362
                                             ______________
                                                    164,526
                                             ______________

           COMPUTERS & PERIPHERALS -- 0.6%
      448  Diebold, Inc.                             12,822
    1,129  Hewlett-Packard Co.                       51,979
    3,684  Hutchinson Technology, Inc. (b)           13,999
    1,479  Lexmark International, Inc.,
              Class A (b)                            54,353
                                             ______________
                                                    133,153
                                             ______________

           CONSTRUCTION & ENGINEERING --
              1.8%
    1,589  Aecom Technology Corp. (b)                38,359
    2,202  Comfort Systems USA, Inc.                 25,125
    3,110  Dycom Industries, Inc. (b)                28,146
      918  EMCOR Group, Inc. (b)                     23,877


Shares     Description                                Value
___________________________________________________________
           CONSTRUCTION & ENGINEERING
              (CONTINUED)
    1,149  Fluor Corp.                       $       55,485
    1,036  Granite Construction, Inc.                24,087
      519  Insituform Technologies, Inc.,
              Class A (b)                            11,885
    1,341  Jacobs Engineering Group, Inc. (b)        49,040
    1,801  KBR, Inc.                                 40,306
      769  Quanta Services, Inc. (b)                 16,518
    1,552  URS Corp. (b)                             62,685
                                             ______________
                                                    375,513
                                             ______________

           CONSTRUCTION MATERIALS -- 0.1%
    5,617  Headwaters, Inc. (b)                      19,435
                                             ______________

           CONSUMER FINANCE -- 0.7%
      808  Capital One Financial Corp.               34,203
    3,494  Discover Financial Services               53,353
    1,167  Rewards Network, Inc.                     16,210
    3,135  SLM Corp. (b)                             37,620
                                             ______________
                                                    141,386
                                             ______________

           CONTAINERS & PACKAGING -- 1.4%
      646  AptarGroup, Inc.                          27,823
    1,206  Bemis Co., Inc.                           36,132
      657  Myers Industries, Inc.                     5,197
      601  Owens-Illinois, Inc. (b)                  16,618
    2,219  Packaging Corp. of America                53,256
      984  Rock-Tenn Co., Class A                    52,368
    3,303  Sealed Air Corp.                          71,444
      801  Sonoco Products Co.                       26,193
                                             ______________
                                                    289,031
                                             ______________

           DISTRIBUTORS -- 0.2%
    3,617  Audiovox Corp., Class A (b)               26,947
      403  Genuine Parts Co.                         17,260
                                             ______________
                                                     44,207
                                             ______________

           DIVERSIFIED CONSUMER SERVICES
              -- 1.0%
    2,122  Career Education Corp. (b)                51,840
    6,200  Corinthian Colleges, Inc. (b)             56,420
    1,013  H&R Block, Inc.                           15,884
      834  Matthews International Corp., Class A     30,116
    2,353  Regis Corp.                               35,836
    3,301  Service Corp. International               28,125
                                             ______________
                                                    218,221
                                             ______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 1.0%
    1,106  Bank of America Corp.                     15,528
      890  JPMorgan Chase & Co.                      35,849
    4,173  Leucadia National Corp. (b)               92,182
    1,635  Moody's Corp.                             38,504
    1,832  NASDAQ OMX Group (The), Inc. (b)          35,669
                                             ______________
                                                    217,732
                                             ______________


Page 84                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 1.1%
    3,366  AT&T, Inc.                        $       87,314
    2,444  CenturyLink, Inc.                         87,055
    4,058  Cincinnati Bell, Inc. (b)                 12,012
    2,102  General Communication, Inc.,
              Class A (b)                            17,825
    1,243  Verizon Communications, Inc.              36,121
                                             ______________
                                                    240,327
                                             ______________

           ELECTRIC UTILITIES -- 6.7%
    3,937  Allegheny Energy, Inc.                    89,764
      466  ALLETE, Inc.                              16,804
    2,017  American Electric Power Co., Inc.         72,572
    1,347  Central Vermont Public Service Corp.      28,610
    2,312  Cleco Corp.                               66,008
    1,022  DPL, Inc.                                 25,867
    4,071  Duke Energy Corp.                         69,614
    2,567  Edison International                      85,096
    1,099  El Paso Electric Co. (b)                  23,628
      909  Entergy Corp.                             70,457
    1,715  Exelon Corp.                              71,738
    2,311  FirstEnergy Corp.                         87,125
      536  Hawaiian Electric Industries, Inc.        12,623
    1,468  IDACORP, Inc.                             51,703
    1,336  NextEra Energy, Inc.                      69,873
    1,917  Northeast Utilities                       53,369
    5,171  NV Energy, Inc.                           65,672
    4,154  Pepco Holdings, Inc.                      70,244
    1,791  Pinnacle West Capital Corp.               68,219
    4,370  PNM Resources, Inc.                       51,697
    1,305  PPL Corp.                                 35,613
    1,661  Progress Energy, Inc.                     69,945
    1,468  Southern Co.                              51,864
      850  UIL Holdings Corp.                        23,162
      705  Unisource Energy Corp.                    22,757
    2,261  Westar Energy, Inc.                       53,993
                                             ______________
                                                  1,408,017
                                             ______________

           ELECTRICAL EQUIPMENT -- 0.6%
      336  Acuity Brands, Inc.                       14,156
      640  Brady Corp., Class A                      17,798
    1,231  Hubbell, Inc., Class B                    58,091
      972  Powell Industries, Inc. (b)               31,940
                                             ______________
                                                    121,985
                                             ______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 2.1%
    3,179  Agilysys, Inc.                            25,210
    1,639  Arrow Electronics, Inc. (b)               40,631
    1,013  Avnet, Inc. (b)                           25,477
    1,342  Benchmark Electronics, Inc. (b)           22,411
    1,519  Brightpoint, Inc. (b)                     12,031
      919  Checkpoint Systems, Inc. (b)              18,352
      590  Cogent, Inc. (b)                           5,304
      575  CTS Corp.                                  5,376


Shares     Description                                Value
___________________________________________________________
           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS (CONTINUED)
    1,988  Gerber Scientific, Inc. (b)       $       11,411
    3,216  Ingram Micro, Inc., Class A (b)           53,161
    1,616  Insight Enterprises, Inc. (b)             23,545
    1,195  Jabil Circuit, Inc.                       17,339
      505  Littelfuse, Inc. (b)                      17,983
      436  Park Electrochemical Corp.                11,964
      398  Plexus Corp. (b)                          11,622
      640  ScanSource, Inc. (b)                      17,651
      830  SYNNEX Corp. (b)                          21,904
    1,371  Tech Data Corp. (b)                       54,237
    5,262  Vishay Intertechnology, Inc. (b)          44,674
                                             ______________
                                                    440,283
                                             ______________

           ENERGY EQUIPMENT & SERVICES --
              2.0%
    1,381  Basic Energy Services, Inc. (b)           12,940
      904  Bristow Group, Inc. (b)                   30,221
      473  Exterran Holdings, Inc. (b)               12,615
      647  Halliburton Co.                           19,332
    4,536  Helix Energy Solutions Group, Inc. (b)    42,593
    1,713  Matrix Service Co. (b)                    16,599
      902  Nabors Industries Ltd. (b)                16,606
    1,898  Patterson-UTI Energy, Inc.                31,184
    3,751  Pioneer Drilling Co. (b)                  24,832
    2,187  Pride International, Inc. (b)             52,029
      376  SEACOR Holdings, Inc. (b)                 31,140
    1,577  Tidewater, Inc.                           64,625
    1,504  Unit Corp. (b)                            61,514
                                             ______________
                                                    416,230
                                             ______________

           FOOD & STAPLES RETAILING -- 2.2%
      990  BJ's Wholesale Club, Inc. (b)             45,095
      457  Casey's General Stores, Inc.              17,480
      290  Costco Wholesale Corp.                    16,446
    2,777  CVS Caremark Corp.                        85,226
      156  Nash Finch Co.                             6,134
    1,182  Ruddick Corp.                             41,902
    1,938  Spartan Stores, Inc.                      27,830
    7,511  SUPERVALU, Inc.                           84,724
      556  Sysco Corp.                               17,219
      178  United Natural Foods, Inc. (b)             6,004
    2,440  Walgreen Co.                              69,662
    1,016  Wal-Mart Stores, Inc.                     52,009
                                             ______________
                                                    469,731
                                             ______________

           FOOD PRODUCTS -- 1.8%
    3,153  Archer-Daniels-Midland Co.                86,266
      403  Corn Products International, Inc.         13,436
    6,468  Dean Foods Co. (b)                        74,123
      264  Hain Celestial Group (The), Inc. (b)       5,560
      805  Hormel Foods Corp.                        34,551
      811  J. M. Smucker (The) Co.                   49,820
      567  Kraft Foods, Inc., Class A                16,562
      967  Lance, Inc.                               20,433
    1,114  Ralcorp Holdings, Inc. (b)                65,057


                       See Notes to Financial Statements                Page 85

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           FOOD PRODUCTS (CONTINUED)
      516  Tootsie Roll Industries, Inc.     $       13,019
                                             ______________
                                                    378,827
                                             ______________

           GAS UTILITIES -- 2.0%
    1,023  AGL Resources, Inc.                       38,874
    1,807  Atmos Energy Corp.                        52,403
    1,378  Energen Corp.                             61,238
      481  Laclede Group (The), Inc.                 16,806
      266  National Fuel Gas Co.                     12,781
      151  New Jersey Resources Corp.                 5,637
    1,206  Nicor, Inc.                               52,811
      244  Northwest Natural Gas Co.                 11,568
      753  ONEOK, Inc.                               35,037
      631  Piedmont Natural Gas Co., Inc.            16,797
      124  South Jersey Industries, Inc.              5,793
      721  Southwest Gas Corp.                       23,195
    1,440  UGI Corp.                                 38,823
    1,077  WGL Holdings, Inc.                        38,858
                                             ______________
                                                    410,621
                                             ______________

           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 1.7%
      391  Baxter International, Inc.                17,114
      722  Becton, Dickinson & Co.                   49,674
      205  C. R. Bard, Inc.                          16,099
    2,152  CareFusion Corp. (b)                      45,343
      571  CONMED Corp. (b)                          10,980
    2,960  CryoLife, Inc. (b)                        15,866
      531  DENTSPLY International, Inc.              15,941
      199  Haemonetics Corp. (b)                     10,995
      877  Hologic, Inc. (b)                         12,401
      496  ICU Medical, Inc. (b)                     18,456
      641  Immucor, Inc. (b)                         12,320
    1,026  Invacare Corp.                            24,449
      313  Meridian Bioscience, Inc.                  6,013
      662  Merit Medical Systems, Inc. (b)           11,201
    1,677  Osteotech, Inc. (b)                        6,356
      786  STERIS Corp.                              24,987
    1,513  Symmetry Medical, Inc. (b)                14,721
      450  Teleflex, Inc.                            25,501
      437  West Pharmaceutical Services, Inc.        15,880
                                             ______________
                                                    354,297
                                             ______________

           HEALTH CARE PROVIDERS & SERVICES
              -- 4.3%
    3,086  Aetna, Inc.                               85,945
      655  AMERIGROUP Corp. (b)                      23,423
    1,492  AmSurg Corp. (b)                          27,333
      989  Centene Corp. (b)                         21,076
    4,605  Coventry Health Care, Inc. (b)            91,317
      591  Cross Country Healthcare, Inc. (b)         5,248
      591  Gentiva Health Services, Inc. (b)         12,192
      592  Hanger Orthopedic Group, Inc. (b)         10,153
    1,714  Healthspring, Inc. (b)                    32,223
    1,783  Humana, Inc. (b)                          83,837


Shares     Description                                Value
___________________________________________________________
           HEALTH CARE PROVIDERS & SERVICES
              (CONTINUED)
    4,756  Kindred Healthcare, Inc. (b)      $       63,255
    1,945  LifePoint Hospitals, Inc. (b)             60,120
      732  Magellan Health Services, Inc. (b)        30,810
      237  McKesson Corp.                            14,888
      369  Molina Healthcare, Inc. (b)               11,000
    2,061  Omnicare, Inc.                            50,762
      430  Owens & Minor, Inc.                       11,692
    1,814  PharMerica Corp. (b)                      23,691
      982  Quest Diagnostics, Inc.                   46,144
      550  Res-Care, Inc. (b)                         5,401
    2,867  UnitedHealth Group, Inc.                  87,300
      987  VCA Antech, Inc. (b)                      20,569
    1,664  WellPoint, Inc. (b)                       84,398
                                             ______________
                                                    902,777
                                             ______________

           HOTELS, RESTAURANTS & LEISURE
              -- 2.9%
       56  Biglari Holdings, Inc. (b)                16,268
    2,480  Bob Evans Farms, Inc.                     65,026
    7,193  Boyd Gaming Corp. (b)                     60,853
    2,534  Brinker International, Inc.               39,834
    2,176  Burger King Holdings, Inc.                37,601
    2,692  Carnival Corp.                            93,358
      474  International Speedway Corp., Class A     12,277
    1,094  Jack in the Box, Inc. (b)                 22,569
      652  Landry's Restaurants, Inc. (b)            15,967
    2,810  Marcus (The) Corp.                        34,282
    1,575  Monarch Casino & Resort, Inc. (b)         16,774
    4,013  O'Charley's, Inc. (b)                     27,971
      690  Papa John's International, Inc. (b)       17,478
    1,549  Red Robin Gourmet Burgers, Inc. (b)       33,056
    3,128  Ruby Tuesday, Inc. (b)                    31,968
    2,544  Ruth's Hospitality Group, Inc. (b)        10,278
    2,655  Scientific Games Corp., Class A (b)       28,116
    9,160  Wendy's/Arby's Group, Inc., Class A       39,938
                                             ______________
                                                    603,614
                                             ______________

           HOUSEHOLD DURABLES -- 1.7%
    3,255  American Greetings Corp., Class A         66,695
      624  Blyth, Inc.                               24,679
      831  Fortune Brands, Inc.                      36,464
    1,205  Helen of Troy Ltd. (b)                    28,872
    3,578  La-Z-Boy, Inc. (b)                        30,628
      792  Leggett & Platt, Inc.                     16,505
      801  Mohawk Industries, Inc. (b)               39,193
    2,225  Newell Rubbermaid, Inc.                   34,488
       19  NVR, Inc. (b)                             11,903
    4,790  Standard Pacific Corp. (b)                19,160
      556  Whirlpool Corp.                           46,315
                                             ______________
                                                    354,902
                                             ______________

           HOUSEHOLD PRODUCTS -- 0.4%
    2,964  Central Garden & Pet Co., Class A (b)     29,966
      729  Energizer Holdings, Inc. (b)              44,848
                                             ______________
                                                     74,814
                                             ______________


Page 86                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           INDEPENDENT POWER PRODUCERS &
              ENERGY TRADERS -- 1.1%
    7,049  AES (The) Corp. (b)               $       72,675
    2,525  Constellation Energy Group, Inc.          79,790
    3,839  NRG Energy, Inc. (b)                      87,069
                                             ______________
                                                    239,534
                                             ______________

           INDUSTRIAL CONGLOMERATES -- 0.4%
    2,259  General Electric Co.                      36,415
      839  Standex International Corp.               25,187
    1,303  Tredegar Corp.                            22,490
                                             ______________
                                                     84,092
                                             ______________

           INSURANCE -- 7.7%
      553  Allstate (The) Corp.                      15,617
    2,235  American Financial Group, Inc.            65,865
      689  American Physicians Capital, Inc.         28,215
    1,515  AMERISAFE, Inc. (b)                       27,209
      428  Aon Corp.                                 16,123
    1,877  Assurant, Inc.                            69,993
    1,276  Brown & Brown, Inc.                       25,545
    1,628  Chubb (The) Corp.                         85,682
    2,518  Cincinnati Financial Corp.                69,371
    1,083  Employers Holdings, Inc.                  16,830
      863  Everest Re Group Ltd.                     66,986
    3,761  Fidelity National Financial, Inc.,
              Class A                                55,550
      963  First American Financial Corp.            14,204
    1,123  Hanover Insurance Group, Inc.             49,221
    2,208  Hartford Financial Services Group
              (The), Inc.                            51,689
    1,973  HCC Insurance Holdings, Inc.              51,535
    1,390  Horace Mann Educators Corp.               23,380
      576  Infinity Property & Casualty Corp.        27,671
      654  Lincoln National Corp.                    17,030
    1,467  Loews Corp.                               54,499
    1,474  Mercury General Corp.                     63,574
    2,177  National Financial Partners Corp. (b)     23,359
      517  Navigators Group (The), Inc. (b)          22,040
    1,169  Presidential Life Corp.                   11,468
    1,389  Principal Financial Group, Inc.           35,572
      468  ProAssurance Corp. (b)                    27,851
    1,740  Progressive (The) Corp.                   34,174
    2,284  Protective Life Corp.                     51,367
    1,069  Reinsurance Group of America, Inc.        51,291
      304  RLI Corp.                                 16,869
      718  Safety Insurance Group, Inc.              28,146
    1,431  Selective Insurance Group, Inc.           22,266
    1,205  StanCorp Financial Group, Inc.            45,416
      987  Torchmark Corp.                           52,380
    1,019  Transatlantic Holdings, Inc.              48,718
    1,653  Travelers (The) Cos., Inc.                83,394
      268  United Fire & Casualty Co.                 5,746
    1,908  Unitrin, Inc.                             53,023
    3,002  Unum Group                                68,506
    1,385  W. R. Berkley Corp.                       37,409
                                             ______________
                                                  1,614,784
                                             ______________


Shares     Description                                Value
___________________________________________________________
           INTERNET SOFTWARE & SERVICES
              -- 0.8%
    2,937  AOL, Inc. (b)                     $       61,442
    1,022  Digital River, Inc. (b)                   26,868
    2,828  InfoSpace, Inc. (b)                       22,143
    4,616  United Online, Inc.                       29,173
    2,355  Yahoo!, Inc. (b)                          32,688
                                             ______________
                                                    172,314
                                             ______________

           IT SERVICES -- 2.4%
    1,663  Acxiom Corp. (b)                          25,510
      501  CACI International, Inc., Class A (b)     23,557
    9,598  CIBER, Inc. (b)                           31,961
    1,799  Computer Sciences Corp.                   81,549
    3,458  CoreLogic, Inc.                           69,264
    1,352  DST Systems, Inc.                         55,540
      348  Fiserv, Inc. (b)                          17,435
      861  ManTech International Corp.,
              Class A (b)                            34,139
      471  NCI, Inc., Class A (b)                    11,097
    1,946  SAIC, Inc. (b)                            32,362
    6,817  StarTek, Inc. (b)                         31,494
    5,987  Total System Services, Inc.               89,266
                                             ______________
                                                    503,174
                                             ______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 0.4%
    2,335  Arctic Cat, Inc. (b)                      23,233
    2,641  Callaway Golf Co.                         17,827
    3,661  Eastman Kodak Co. (b)                     14,534
    1,320  RC2 Corp. (b)                             21,846
                                             ______________
                                                     77,440
                                             ______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 0.6%
      282  Bio-Rad Laboratories, Inc., Class A (b)   25,042
    8,440  Cambrex Corp. (b)                         29,962
      714  Charles River Laboratories
              International, Inc. (b)                22,191
    2,308  Kendle International, Inc. (b)            28,411
      769  PerkinElmer, Inc.                         14,965
      213  Techne Corp.                              12,439
                                             ______________
                                                    133,010
                                             ______________

           MACHINERY -- 2.3%
      282  Actuant Corp., Class A                     5,815
    1,359  AGCO Corp. (b)                            47,239
      657  Albany International Corp., Class A       12,056
      137  Badger Meter, Inc.                         5,365
      649  Barnes Group, Inc.                        11,929
      625  Briggs & Stratton Corp.                   11,856
      809  Crane Co.                                 28,752
      779  Dover Corp.                               37,369
      498  Eaton Corp.                               39,073
      619  ESCO Technologies, Inc.                   18,452
    1,761  Federal Signal Corp.                      10,496
    2,599  Harsco Corp.                              60,193


                       See Notes to Financial Statements                Page 87

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           MACHINERY (CONTINUED)
      855  IDEX Corp.                        $       27,505
      385  Illinois Tool Works, Inc.                 16,747
      697  John Bean Technologies Corp.              10,950
      324  Kaydon Corp.                              12,309
      336  Lindsay Corp.                             11,686
      696  Lydall, Inc. (b)                           4,976
      648  Mueller Industries, Inc.                  16,019
      462  Pall Corp.                                17,667
      286  Parker Hannifin Corp.                     17,766
      379  Pentair, Inc.                             12,962
      489  Robbins & Myers, Inc.                     11,599
      388  Snap-on, Inc.                             17,332
      557  Watts Water Technologies, Inc.,
              Class A                                17,935
                                             ______________
                                                    484,048
                                             ______________

           MEDIA -- 2.6%
    4,687  Comcast Corp., Class A                    91,256
    2,863  E.W. Scripps (The) Co., Class A (b)       22,503
    4,839  Gannett Co., Inc.                         63,778
    3,506  Harte-Hanks, Inc.                         39,548
    1,157  McGraw-Hill (The) Cos., Inc.              35,508
      463  Omnicom Group, Inc.                       17,251
    2,025  Scholastic Corp.                          51,293
      938  Time Warner Cable, Inc.                   53,626
    2,816  Time Warner, Inc.                         88,591
    1,034  Walt Disney (The) Co.                     34,836
      119  Washington Post (The) Co., Class B        50,038
                                             ______________
                                                    548,228
                                             ______________

           METALS & MINING -- 0.2%
    2,732  AK Steel Holding Corp.                    38,221
                                             ______________

           MULTILINE RETAIL -- 2.1%
    2,476  99 Cents Only Stores (b)                  41,151
    1,522  Big Lots, Inc. (b)                        52,220
      864  Family Dollar Stores, Inc.                35,726
    1,923  Fred's, Inc., Class A                     20,845
    3,032  J. C. Penney Co., Inc.                    74,678
    2,729  Macy's, Inc.                              50,896
    1,609  Saks, Inc. (b)                            13,210
    1,008  Sears Holdings Corp. (b)                  71,568
      994  Target Corp.                              51,012
    6,663  Tuesday Morning Corp. (b)                 29,051
                                             ______________
                                                    440,357
                                             ______________

           MULTI-UTILITIES -- 6.1%
      770  Alliant Energy Corp.                      26,611
    3,425  Ameren Corp.                              86,892
    1,361  Avista Corp.                              28,472
    2,145  Black Hills Corp.                         68,468
    3,712  CenterPoint Energy, Inc.                  52,822
      407  CH Energy Group, Inc.                     17,013
    4,446  CMS Energy Corp.                          70,780
    1,511  Consolidated Edison, Inc.                 69,687


Shares     Description                                Value
___________________________________________________________
           MULTI-UTILITIES (CONTINUED)
      410  Dominion Resources, Inc.          $       17,216
    1,428  DTE Energy Co.                            65,917
      745  Integrys Energy Group, Inc.               35,276
    3,387  MDU Resources Group, Inc.                 66,893
    5,615  NiSource, Inc.                            92,648
      812  NorthWestern Corp.                        22,898
      698  NSTAR                                     25,938
    1,002  OGE Energy Corp.                          39,719
    1,585  PG&E Corp.                                70,374
    2,079  Public Service Enterprise Group, Inc.     68,399
    1,821  SCANA Corp.                               69,763
    1,392  Sempra Energy                             69,252
    3,242  TECO Energy, Inc.                         52,974
    2,065  Vectren Corp.                             51,150
      642  Wisconsin Energy Corp.                    34,848
    3,160  Xcel Energy, Inc.                         69,488
                                             ______________
                                                  1,273,498
                                             ______________

           OFFICE ELECTRONICS -- 0.3%
    6,076  Xerox Corp.                               59,180
      481  Zebra Technologies Corp., Class A (b)     13,199
                                             ______________
                                                     72,379
                                             ______________

           OIL, GAS & CONSUMABLE FUELS
              -- 5.8%
      617  Arch Coal, Inc.                           14,617
    1,040  Cabot Oil & Gas Corp.                     31,689
    3,109  Chesapeake Energy Corp.                   65,382
    1,200  Chevron Corp.                             91,452
      881  Comstock Resources, Inc. (b)              22,298
    1,659  ConocoPhillips                            91,610
    1,337  Devon Energy Corp.                        83,549
    2,931  El Paso Corp.                             36,110
      856  Exxon Mobil Corp.                         51,086
    1,786  Forest Oil Corp. (b)                      51,062
    1,617  Hess Corp.                                86,655
    2,619  Marathon Oil Corp.                        87,606
    1,643  Murphy Oil Corp.                          89,954
      659  Overseas Shipholding Group, Inc.          25,853
    5,197  Patriot Coal Corp. (b)                    62,676
    1,058  Penn Virginia Corp.                       20,102
      623  Petroleum Development Corp. (b)           18,154
    2,641  QEP Resources, Inc. (b)                   90,903
    2,235  Southern Union Co.                        50,444
    1,623  Spectra Energy Corp.                      33,742
    1,906  Stone Energy Corp. (b)                    22,415
      593  Swift Energy Co. (b)                      15,376
    2,672  Williams (The) Cos., Inc.                 51,864
      410  World Fuel Services Corp.                 10,680
                                             ______________
                                                  1,205,279
                                             ______________

           PAPER & FOREST PRODUCTS -- 0.4%
    2,672  Buckeye Technologies, Inc. (b)            30,327
      486  Clearwater Paper Corp. (b)                29,952
      581  Neenah Paper, Inc.                        10,423
    3,142  Wausau Paper Corp. (b)                    21,460
                                             ______________
                                                     92,162
                                             ______________


Page 88                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           PHARMACEUTICALS -- 2.7%
      696  Abbott Laboratories               $       34,160
    1,944  Eli Lilly & Co.                           69,206
    2,799  Endo Pharmaceuticals Holdings,
              Inc. (b)                               67,204
    2,375  Forest Laboratories, Inc. (b)             65,906
      827  Johnson & Johnson                         48,040
   10,727  King Pharmaceuticals, Inc. (b)            93,969
    2,328  Merck & Co., Inc.                         80,223
    4,568  Pfizer, Inc.                              68,520
    2,372  ViroPharma, Inc. (b)                      31,239
                                             ______________
                                                    558,467
                                             ______________

           PROFESSIONAL SERVICES -- 0.7%
    1,741  Equifax, Inc.                             54,563
    2,353  Navigant Consulting, Inc. (b)             23,153
    2,114  On Assignment, Inc. (b)                   10,211
    1,471  School Specialty, Inc. (b)                28,199
    1,948  SFN Group, Inc. (b)                       14,591
      314  Towers Watson & Co., Class A              13,976
      475  TrueBlue, Inc. (b)                         6,113
                                             ______________
                                                    150,806
                                             ______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 0.4%
      450  Franklin Street Properties Corp.           5,495
    1,158  Hospitality Properties Trust              23,681
    1,272  Kite Realty Group Trust                    5,902
      219  LTC Properties, Inc.                       5,398
      832  Rayonier, Inc.                            40,627
                                             ______________
                                                     81,103
                                             ______________

           ROAD & RAIL -- 0.9%
      407  Con-way, Inc.                             13,712
      732  Heartland Express, Inc.                   11,727
      336  Kansas City Southern (b)                  12,331
      614  Norfolk Southern Corp.                    34,550
    1,214  Ryder System, Inc.                        53,015
      469  Union Pacific Corp.                       35,020
    1,116  Werner Enterprises, Inc.                  25,702
                                             ______________
                                                    186,057
                                             ______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 2.5%
    8,898  Advanced Micro Devices, Inc. (b)          66,646
      570  Analog Devices, Inc.                      16,935
    1,453  ATMI, Inc. (b)                            21,562
      461  Cabot Microelectronics Corp. (b)          15,070
      832  DSP Group, Inc. (b)                        5,807
    4,357  Fairchild Semiconductor
              International, Inc. (b)                39,562
      270  FEI Co. (b)                                5,281
    7,402  Integrated Device Technology, Inc. (b)    43,006
    2,512  Intel Corp.                               51,747
    3,281  International Rectifier Corp. (b)         64,078
    2,017  Intersil Corp., Class A                   22,913


Shares     Description                                Value
___________________________________________________________
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT (CONTINUED)
    3,454  LSI Corp. (b)                     $       13,920
    7,672  Micron Technology, Inc. (b)               55,852
    9,371  RF Micro Devices, Inc. (b)                39,077
    2,098  Texas Instruments, Inc.                   51,800
                                             ______________
                                                    513,256
                                             ______________

           SOFTWARE -- 1.1%
    2,655  CA, Inc.                                  51,932
    6,122  Compuware Corp. (b)                       50,078
      822  EPIQ Systems, Inc.                        10,702
    1,121  Fair Isaac Corp.                          26,736
    3,520  Symantec Corp. (b)                        45,654
    2,341  Synopsys, Inc. (b)                        51,128
                                             ______________
                                                    236,230
                                             ______________

           SPECIALTY RETAIL -- 4.9%
    3,577  Aaron's, Inc.                             64,958
    4,158  American Eagle Outfitters, Inc.           51,185
    2,505  AutoNation, Inc. (b)                      61,197
    4,734  Barnes & Noble, Inc.                      61,400
      701  Brown Shoe Co., Inc.                      10,249
    1,504  Cabela's, Inc. (b)                        23,447
      483  Children's Place Retail Stores
              (The), Inc. (b)                        20,213
    1,718  Christopher & Banks Corp.                 12,696
    1,527  Finish Line (The), Inc., Class A          21,851
    1,936  Foot Locker, Inc.                         26,310
    4,333  GameStop Corp., Class A (b)               86,877
    4,184  Gap (The), Inc.                           75,772
    1,011  Genesco, Inc. (b)                         27,590
      904  Group 1 Automotive, Inc. (b)              25,059
      865  Haverty Furniture Cos., Inc.              10,484
      566  Home Depot (The), Inc.                    16,137
    5,234  Hot Topic, Inc.                           27,688
    4,302  Lithia Motors, Inc., Class A              37,858
    2,392  Lowe's Cos., Inc.                         49,610
    1,448  Men's Wearhouse (The), Inc.               28,178
    2,401  Pep Boys-Manny, Moe & Jack (The)          23,050
    3,339  RadioShack Corp.                          71,922
    3,014  Rent-A-Center, Inc. (b)                   66,278
    2,485  Sonic Automotive, Inc., Class A (b)       24,577
    2,489  Stage Stores, Inc.                        27,379
    1,710  Staples, Inc.                             34,764
    4,267  Stein Mart, Inc. (b)                      32,941
                                             ______________
                                                  1,019,670
                                             ______________

           TEXTILES, APPAREL & LUXURY GOODS
              -- 0.7%
      608  Carter's, Inc. (b)                        14,738
    1,053  Perry Ellis International, Inc. (b)       23,577
    2,874  Quiksilver, Inc. (b)                      12,847
    3,025  Timberland (The) Co., Class A (b)         53,300
      458  VF Corp.                                  36,333
      422  Wolverine World Wide, Inc.                12,065
                                             ______________
                                                    152,860
                                             ______________


                       See Notes to Financial Statements                Page 89

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           THRIFTS & MORTGAGE FINANCE --
              0.3%
    1,872  Bank Mutual Corp.                $        11,008
      599  Brookline Bancorp, Inc.                    5,798
      800  New York Community Bancorp, Inc.          13,808
    1,089  NewAlliance Bancshares, Inc.              13,253
      950  TrustCo Bank Corp. NY                      5,529
      755  Washington Federal, Inc.                  13,137
                                            _______________
                                                     62,533
                                            _______________

           TOBACCO -- 0.7%
    7,468  Alliance One International, Inc. (b)      28,154
      221  Lorillard, Inc.                           16,849
      347  Philip Morris International, Inc.         17,711
      305  Reynolds American, Inc.                   17,635
    1,539  Universal Corp.                           68,255
                                            _______________
                                                    148,604
                                            _______________

           TRADING COMPANIES & DISTRIBUTORS
              -- 0.4%
    1,831  GATX Corp.                                51,744
      240  Kaman Corp.                                5,482
      939  Lawson Products, Inc.                     16,723
                                            _______________
                                                     73,949
                                            _______________

           WATER UTILITIES -- 0.1%
      321  American States Water Co.                 11,325
                                            _______________

           WIRELESS TELECOMMUNICATION
               SERVICES -- 1.2%
    7,953  MetroPCS Communications, Inc. (b)         71,180
   15,362  Sprint Nextel Corp. (b)                   70,204
    2,009  Telephone and Data Systems, Inc.          68,567
    2,058  USA Mobility, Inc.                        30,520
                                            _______________
                                                    240,471
                                            _______________

           TOTAL COMMON STOCKS -- 100.0%         20,902,348
           (Cost $21,338,077)

           MONEY MARKET FUND -- 0.1%
   27,556  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          27,556
           (Cost $27,556)                   _______________

           TOTAL INVESTMENTS -- 100.1%           20,929,904
           (Cost $21,365,633) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (13,291)
                                            _______________
           NET ASSETS -- 100.0%             $    20,916,613
                                            ===============




(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $21,522,655. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $661,212 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,253,963.



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*         $20,902,348   $      --     $      --
Money Market Fund           27,556          --            --
                     __________________________________________
Total Investments      $20,929,904   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


Page 90                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

Portfolio of Investments (a)
July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS -- 99.9%
           AEROSPACE & DEFENSE -- 2.1%
       60  American Science & Engineering,
               Inc.                         $         4,751
      403  BE Aerospace, Inc. (b)                    11,848
      560  Boeing (The) Co.                          38,159
      192  Cubic Corp.                                7,780
    1,596  GenCorp, Inc. (b)                          8,395
      308  Goodrich Corp.                            22,444
      350  Honeywell International, Inc.             15,001
      152  ITT Corp.                                  7,162
      127  Rockwell Collins, Inc.                     7,259
      312  Stanley, Inc. (b)                         11,653
      175  Triumph Group, Inc.                       13,283
      104  United Technologies Corp.                  7,394
                                            _______________
                                                    155,129
                                            _______________

           AIR FREIGHT & LOGISTICS -- 0.7%
      245  C.H. Robinson Worldwide, Inc.             15,974
      198  Expeditors International of
              Washington, Inc.                        8,443
      256  Forward Air Corp.                          7,434
      311  Hub Group, Inc., Class A (b)               9,999
      119  United Parcel Service, Inc., Class B       7,735
                                            _______________
                                                     49,585
                                            _______________

           AUTO COMPONENTS -- 0.3%
    1,139  Gentex Corp.                              21,949
                                            _______________

           AUTOMOBILES -- 0.5%
    2,708  Ford Motor Co. (b)                        34,581
                                            _______________

           BEVERAGES -- 1.8%
      173  Boston Beer (The) Co., Inc.,
              Class A (b)                            11,999
      358  Brown-Forman Corp., Class B               22,629
    1,358  Coca-Cola Enterprises, Inc.               38,975
      939  Dr. Pepper Snapple Group, Inc.            35,260
      261  Hansen Natural Corp. (b)                  10,933
      224  PepsiCo, Inc.                             14,540
                                            _______________
                                                    134,336
                                            _______________

           BIOTECHNOLOGY -- 0.4%
      338  Cubist Pharmaceuticals, Inc. (b)           7,294
      428  Emergent Biosolutions, Inc. (b)            7,948
      133  Genzyme Corp. (b)                          9,251
      103  Regeneron Pharmaceuticals, Inc. (b)        2,492
      104  United Therapeutics Corp. (b)              5,085
                                            _______________
                                                     32,070
                                            _______________

           BUILDING PRODUCTS -- 0.5%
      200  AAON, Inc.                                 4,972
      193  A. O. Smith Corp.                         10,553
      368  Lennox International, Inc.                16,071
      538  Quanex Building Products Corp.             9,463
                                            _______________
                                                     41,059
                                            _______________


Shares     Description                                Value
___________________________________________________________
           CAPITAL MARKETS -- 0.9%
      567  Ameriprise Financial, Inc.       $        24,035
      974  Legg Mason, Inc.                          28,139
      148  optionsXpress Holdings, Inc. (b)           2,309
      503  SEI Investments Co.                        9,647
                                            _______________
                                                     64,130
                                            _______________

           CHEMICALS -- 3.9%
      439  Airgas, Inc.                              28,662
      387  Albemarle Corp.                           16,881
      279  Balchem Corp.                              7,380
      789  E.I. du Pont de Nemours & Co.             32,089
      456  Ecolab, Inc.                              22,303
      355  FMC Corp.                                 22,184
      483  International Flavors &
              Fragrances, Inc.                       21,919
      254  Lubrizol (The) Corp.                      23,746
       58  NewMarket Corp.                            6,217
    1,107  PolyOne Corp. (b)                         11,413
      339  PPG Industries, Inc.                      23,550
      598  Scotts Miracle-Gro (The) Co., Class A     28,853
      393  Sherwin-Williams (The) Co.                27,176
      137  Sigma-Aldrich Corp.                        7,686
      135  Stepan Co.                                 8,911
      401  Zep, Inc.                                  7,635
                                            _______________
                                                    296,605
                                            _______________

           COMMERCIAL BANKS -- 1.0%
      318  Bank of Hawaii Corp.                      15,840
      262  Bank of the Ozarks, Inc.                   9,812
      204  Home Bancshares, Inc.                      4,902
      279  PacWest Bancorp                            5,839
      307  Signature Bank (b)                        11,801
      371  SVB Financial Group (b)                   16,023
       61  Tompkins Financial Corp.                   2,547
       96  Westamerica Bancorporation                 5,161
                                            _______________
                                                     71,925
                                            _______________

           COMMERCIAL SERVICES & SUPPLIES
              -- 2.0%
      269  Consolidated Graphics, Inc. (b)           11,559
      143  Copart, Inc. (b)                           5,211
      122  Healthcare Services Group, Inc.            2,726
      556  HNI Corp.                                 14,367
    1,181  Republic Services, Inc.                   37,627
      742  Rollins, Inc.                             16,205
      536  Stericycle, Inc. (b)                      33,768
      761  Waste Connections, Inc. (b)               29,047
                                            _______________
                                                    150,510
                                            _______________

           COMMUNICATIONS EQUIPMENT -- 2.3%
    1,381  ADC Telecommunications, Inc. (b)          17,580
      751  ADTRAN, Inc.                              23,717
      807  Ciena Corp. (b)                           10,564
      358  DG Fastchannel, Inc. (b)                  13,650
      387  F5 Networks, Inc. (b)                     33,990


                       See Notes to Financial Statements                Page 91

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           COMMUNICATIONS EQUIPMENT
              (CONTINUED)
      328  Harris Corp.                     $        14,606
    1,387  JDS Uniphase Corp. (b)                    15,049
      131  NETGEAR, Inc. (b)                          3,144
      358  Plantronics, Inc.                         10,729
      687  Polycom, Inc. (b)                         20,390
      214  ViaSat, Inc. (b)                           7,734
                                            _______________
                                                    171,153
                                            _______________

           COMPUTERS & PERIPHERALS -- 2.1%
      140  Apple, Inc. (b)                           36,015
    1,492  EMC Corp. (b)                             29,527
      941  NetApp, Inc. (b)                          39,804
      835  SanDisk Corp. (b)                         36,489
      284  Stratasys, Inc. (b)                        6,450
      226  Western Digital Corp. (b)                  5,964
                                            _______________
                                                    154,249
                                            _______________

           CONSUMER FINANCE -- 0.9%
      516  American Express Co.                      23,034
      271  Cash America International, Inc.           9,079
      502  EZCORP, Inc., Class A (b)                  9,990
      428  First Cash Financial Services, Inc. (b)   10,263
      303  World Acceptance Corp. (b)                12,553
                                            _______________
                                                     64,919
                                            _______________

           CONTAINERS & PACKAGING -- 1.6%
      517  Ball Corp.                                30,110
      276  Greif, Inc., Class A                      16,458
    1,261  Pactiv Corp. (b)                          38,360
      540  Silgan Holdings, Inc.                     15,347
      990  Temple-Inland, Inc.                       19,859
                                            _______________
                                                    120,134
                                            _______________

           DISTRIBUTORS -- 0.2%
      796  LKQ Corp. (b)                             15,745
                                            _______________

           DIVERSIFIED CONSUMER SERVICES
              -- 0.8%
      160  American Public Education, Inc. (b)        7,146
       85  Capella Education Co. (b)                  7,898
      270  Coinstar, Inc. (b)                        12,285
      129  DeVry, Inc.                                6,940
      327  Hillenbrand, Inc.                          7,223
      205  Pre-Paid Legal Services, Inc. (b)         10,057
      526  Universal Technical Institute, Inc.       10,715
                                            _______________
                                                     62,264
                                            _______________

           DIVERSIFIED FINANCIAL SERVICES
              -- 0.5%
      121  IntercontinentalExchange, Inc. (b)        12,780
      494  NYSE Euronext                             14,311
      173  Portfolio Recovery Associates, Inc. (b)   12,055
                                            _______________
                                                     39,146
                                            _______________


Shares     Description                                Value
___________________________________________________________
           DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 0.6%
      186  Cbeyond, Inc. (b)                $         2,833
      920  tw telecom, Inc. (b)                      17,406
    1,939  Windstream Corp.                          22,105
                                            _______________
                                                     42,344
                                            _______________

           ELECTRICAL EQUIPMENT -- 1.3%
      126  AMETEK, Inc.                               5,578
      127  AZZ, Inc.                                  5,528
      194  Baldor Electric Co.                        7,415
      105  Belden, Inc.                               2,508
      155  Emerson Electric Co.                       7,679
      274  Regal-Beloit Corp.                        16,667
      277  Rockwell Automation, Inc.                 15,000
      243  Roper Industries, Inc.                    15,188
      560  Vicor Corp.                                8,814
      401  Woodward Governor Co.                     12,126
                                            _______________
                                                     96,503
                                            _______________

           ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 1.4%
      239  Agilent Technologies, Inc. (b)             6,675
      174  Amphenol Corp., Class A                    7,795
       54  Anixter International, Inc. (b)            2,609
      142  DTS, Inc. (b)                              5,072
      469  FLIR Systems, Inc. (b)                    13,958
    1,319  Keithley Instruments, Inc.                14,232
      199  Mercury Computer Systems, Inc. (b)         2,627
      718  Methode Electronics, Inc.                  7,668
      161  MTS Systems Corp.                          4,658
      321  National Instruments Corp.                10,240
      256  Newport Corp. (b)                          3,259
      251  OSI Systems, Inc. (b)                      6,975
      490  RadiSys Corp. (b)                          4,836
      366  Trimble Navigation Ltd. (b)               10,384
      491  TTM Technologies, Inc. (b)                 5,033
                                            _______________
                                                    106,021
                                            _______________

           ENERGY EQUIPMENT & SERVICES
              -- 0.6%
      164  Baker Hughes, Inc.                         7,916
      128  CARBO Ceramics, Inc.                      10,266
      130  FMC Technologies, Inc. (b)                 8,226
      120  Lufkin Industries, Inc.                    4,933
       58  Oil States International, Inc. (b)         2,665
      557  Superior Well Services, Inc. (b)          10,344
                                            _______________
                                                     44,350
                                            _______________

           FOOD & STAPLES RETAILING -- 0.6%
      285  Andersons (The), Inc.                      9,795
      975  Whole Foods Market, Inc. (b)              37,021
                                             ______________
                                                     46,816
                                             ______________

           FOOD PRODUCTS -- 4.1%
      389  Calavo Growers, Inc.                       8,216
      146  Cal-Maine Foods, Inc.                      4,612


Page 92                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           FOOD PRODUCTS (CONTINUED)
      762  Campbell Soup Co.                $        27,356
    1,170  ConAgra Foods, Inc.                       27,472
      226  Diamond Foods, Inc.                       10,066
      838  Flowers Foods, Inc.                       20,305
      768  General Mills, Inc.                       26,266
      199  Green Mountain Coffee
              Roasters, Inc. (b)                      6,127
      632  H. J. Heinz Co.                           28,111
      733  Hershey (The) Co.                         34,451
      166  J & J Snack Foods Corp.                    6,924
      270  Kellogg Co.                               13,513
      287  Lancaster Colony Corp.                    14,901
      719  McCormick & Co., Inc.                     28,278
      545  Mead Johnson Nutrition Co.                28,961
      184  Sanderson Farms, Inc.                      8,602
      254  TreeHouse Foods, Inc. (b)                 12,113
                                            _______________
                                                    306,274
                                            _______________

           GAS UTILITIES -- 0.2%
      951  Questar Corp.                             15,644
                                            _______________

           HEALTH CARE EQUIPMENT & SUPPLIES
              -- 4.5%
      421  American Medical Systems
              Holdings, Inc. (b)                      9,414
      205  Analogic Corp.                             9,321
      170  Beckman Coulter, Inc.                      7,791
      234  Cooper (The) Cos., Inc.                    9,093
      492  Cyberonics, Inc. (b)                      11,719
      474  Edwards Lifesciences Corp. (b)            27,397
      113  Gen-Probe, Inc. (b)                        5,082
      312  Greatbatch, Inc. (b)                       7,045
      872  Hill-Rom Holdings, Inc.                   28,811
      610  Hospira, Inc. (b)                         31,781
      335  IDEXX Laboratories, Inc. (b)              19,678
      125  Integra LifeSciences Holdings (b)          4,516
       86  Intuitive Surgical, Inc. (b)              28,240
      139  Kinetic Concepts, Inc. (b)                 4,936
      571  Natus Medical, Inc. (b)                    8,382
      358  Neogen Corp. (b)                          10,690
      337  ResMed, Inc. (b)                          22,138
      189  St. Jude Medical, Inc. (b)                 6,950
      272  Stryker Corp.                             12,667
      621  Thoratec Corp. (b)                        22,840
      522  Varian Medical Systems, Inc. (b)          28,814
      252  Zimmer Holdings, Inc. (b)                 13,354
      344  Zoll Medical Corp. (b)                     9,102
                                            _______________
                                                    339,761
                                            _______________

           HEALTH CARE PROVIDERS & SERVICES
              -- 5.3%
       77  Air Methods Corp. (b)                      2,445
      200  Almost Family, Inc. (b)                    5,256
      105  Amedisys, Inc. (b)                         2,758
      526  Bio-Reference Laboratories, Inc. (b)      11,030
      269  Catalyst Health Solutions, Inc. (b)        9,302


Shares     Description                                Value
___________________________________________________________
           HEALTH CARE PROVIDERS & SERVICES
              (CONTINUED)
      213  Chemed Corp.                     $        11,272
      439  CIGNA Corp.                               13,504
      604  Community Health Systems, Inc. (b)        19,588
      275  CorVel Corp. (b)                          10,942
      562  DaVita, Inc. (b)                          32,214
      747  Express Scripts, Inc. (b)                 33,749
    3,415  Health Management Associates,
              Inc., Class A (b)                      24,451
      373  Henry Schein, Inc. (b)                    19,579
      172  HMS Holdings Corp. (b)                     9,687
      455  inVentiv Health, Inc. (b)                 11,803
      271  Laboratory Corp. of America
              Holdings (b)                           19,778
       38  Landauer, Inc.                             2,385
      168  LHC Group, Inc. (b)                        3,862
      816  Lincare Holdings, Inc.                    19,388
      372  Medco Health Solutions, Inc. (b)          17,856
      275  MEDNAX, Inc. (b)                          12,966
      231  MWI Veterinary Supply, Inc. (b)           12,165
      436  Odyssey HealthCare, Inc. (b)              11,667
      957  Patterson Cos., Inc.                      25,533
      220  PSS World Medical, Inc. (b)                4,140
      811  Psychiatric Solutions, Inc. (b)           26,877
      106  RehabCare Group, Inc. (b)                  2,246
      696  Universal Health Services, Inc.,
              Class B                                25,035
                                            _______________
                                                    401,478
                                            _______________

           HEALTH CARE TECHNOLOGY -- 0.3%
       89  Cerner Corp. (b)                           6,893
       56  Computer Programs & Systems, Inc.          2,518
      559  Phase Forward, Inc. (b)                    9,391
       40  Quality Systems, Inc.                      2,197
                                            _______________
                                                     20,999
                                            _______________

           HOTELS, RESTAURANTS & LEISURE
              -- 5.6%
      494  BJ's Restaurants, Inc. (b)                12,597
       63  Buffalo Wild Wings, Inc. (b)               2,686
      461  California Pizza Kitchen, Inc. (b)         8,270
      198  CEC Entertainment, Inc. (b)                6,877
      460  Cheesecake Factory (The), Inc. (b)        10,782
      194  Chipotle Mexican Grill, Inc. (b)          28,693
      250  Cracker Barrel Old Country Store, Inc.    12,245
      703  Darden Restaurants, Inc.                  29,449
       83  DineEquity, Inc. (b)                       3,026
      187  Interval Leisure Group, Inc. (b)           2,601
      835  Life Time Fitness, Inc. (b)               30,361
      912  Marriott International, Inc., Class A     30,926
      311  McDonald's Corp.                          21,686
      176  P.F. Chang's China Bistro, Inc.            7,286
      351  Panera Bread Co., Class A (b)             27,452
      296  Peet's Coffee & Tea, Inc. (b)             12,026
      739  Pinnacle Entertainment, Inc. (b)           8,018
      582  Shuffle Master, Inc. (b)                   5,116
    1,445  Starbucks Corp.                           35,908


                       See Notes to Financial Statements                Page 93

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           HOTELS, RESTAURANTS & LEISURE
              (CONTINUED)
      494  Starwood Hotels & Resorts
              Worldwide, Inc.               $        23,934
      554  Texas Roadhouse, Inc. (b)                  7,468
      260  WMS Industries, Inc. (b)                  10,013
      678  Wyndham Worldwide Corp.                   17,309
      461  Wynn Resorts Ltd.                         40,421
      699  Yum! Brands, Inc.                         28,869
                                            _______________
                                                    424,019
                                            _______________

           HOUSEHOLD DURABLES -- 0.7%
      457  Harman International Industries,
              Inc. (b)                               13,897
    1,657  Kid Brands, Inc. (b)                      13,786
      269  Stanley Black & Decker, Inc.              15,608
      256  Tupperware Brands Corp.                   10,084
                                            _______________
                                                     53,375
                                            _______________

           HOUSEHOLD PRODUCTS -- 1.1%
      244  Church & Dwight Co., Inc.                 16,170
      328  Clorox (The) Co.                          21,281
       86  Colgate-Palmolive Co.                      6,792
      338  Kimberly-Clark Corp.                      21,673
      227  Procter & Gamble (The) Co.                13,883
      140  WD-40 Co.                                  5,090
                                            _______________
                                                     84,889
                                            _______________

           INDUSTRIAL CONGLOMERATES -- 0.5%
      258  3M Co.                                    22,069
      425  Carlisle Cos., Inc.                       14,314
                                            _______________
                                                     36,383
                                            _______________

           INSURANCE -- 1.6%
      320  Aflac, Inc.                               15,741
      840  Arthur J. Gallagher & Co.                 21,352
      343  Berkshire Hathaway, Inc., Class B (b)     26,795
      382  Delphi Financial Group, Inc., Class A      9,913
      655  Prudential Financial, Inc.                37,525
      216  Tower Group, Inc.                          4,655
      426  XL Group PLC                               7,553
                                            _______________
                                                    123,534
                                            _______________

           INTERNET & CATALOG RETAIL -- 0.8%
       62  Amazon.com, Inc. (b)                       7,309
      485  HSN, Inc. (b)                             14,259
      244  Netflix, Inc. (b)                         25,022
      102  NutriSystem, Inc.                          1,995
      130  PetMed Express, Inc.                       2,074
       38  priceline.com, Inc. (b)                    8,527
                                            _______________
                                                     59,186
                                            _______________


           INTERNET SOFTWARE & SERVICES
              -- 1.1%
      866  Akamai Technologies, Inc. (b)             33,220
      282  comScore, Inc. (b)                         5,587


Shares     Description                                Value
___________________________________________________________
           INTERNET SOFTWARE & SERVICES
              (CONTINUED)
      106  j2 Global Communications,
              Inc. (b)                      $         2,494
      682  Stamps.com, Inc. (b)                       7,461
      479  ValueClick, Inc. (b)                       5,245
    1,028  VeriSign, Inc. (b)                        28,938
                                            _______________
                                                     82,945
                                            _______________

           IT SERVICES -- 2.0%
      257  Alliance Data Systems Corp. (b)           14,772
      168  Automatic Data Processing, Inc.            6,933
      268  Broadridge Financial Solutions, Inc.       5,440
      702  Cognizant Technology Solutions
              Corp., Class A (b)                     38,301
      254  CSG Systems International, Inc. (b)        4,791
      231  Forrester Research, Inc. (b)               7,457
      880  Gartner, Inc. (b)                         22,150
      111  International Business Machines
              Corp.                                  14,252
      162  Lender Processing Services, Inc.           5,174
      161  MAXIMUS, Inc.                              9,691
      672  Teradata Corp. (b)                        21,370
                                            _______________
                                                    150,331
                                            _______________

           LEISURE EQUIPMENT & PRODUCTS
              -- 1.0%
      855  Hasbro, Inc.                              36,038
      967  Mattel, Inc.                              20,462
      171  Polaris Industries, Inc.                  10,209
      813  Sturm, Ruger & Co., Inc.                  11,382
                                            _______________
                                                     78,091
                                            _______________

           LIFE SCIENCES TOOLS & SERVICES
              -- 1.3%
       62  Dionex Corp. (b)                           4,681
      590  eResearchTechnology, Inc. (b)              4,779
      288  Life Technologies Corp. (b)               12,381
      138  Mettler-Toledo International, Inc. (b)    16,118
      430  PAREXEL International Corp. (b)            8,828
      403  Pharmaceutical Product
              Development, Inc.                       9,777
      417  Thermo Fisher Scientific, Inc. (b)        18,707
      315  Waters Corp. (b)                          20,210
                                            _______________
                                                     95,481
                                            _______________

           MACHINERY -- 2.6%
      341  Caterpillar, Inc.                         23,785
      197  CLARCOR, Inc.                              7,391
      539  Cummins, Inc.                             42,910
      184  Danaher Corp.                              7,067
      368  Deere & Co.                               24,538
      119  Donaldson Co., Inc.                        5,649
       80  Flowserve Corp.                            7,933
      459  Gardner Denver, Inc.                      23,303
      204  Joy Global, Inc.                          12,112
       99  Lincoln Electric Holdings, Inc.            5,467
      657  Oshkosh Corp. (b)                         22,588



Page 94                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           MACHINERY (CONTINUED)
      190  Toro (The) Co.                   $         9,890
      127  Wabtec Corp.                               5,665
                                            _______________
                                                    198,298
                                            _______________

           MARINE -- 0.1%
      267  Kirby Corp. (b)                           10,264
                                            _______________

           MEDIA -- 2.4%
      364  Arbitron, Inc.                            10,520
    2,111  CBS Corp., Class B                        31,200
    1,035  DIRECTV, Class A (b)                      38,461
      984  Discovery Communications, Inc.,
              Class A (b)                            37,992
      131  John Wiley & Sons, Inc., Class A           5,159
    1,141  News Corp., Class A                       14,890
      507  Scripps Networks Interactive, Class A     21,613
      653  Viacom, Inc., Class B                     21,575
                                            _______________
                                                    181,410
                                            _______________

           METALS & MINING -- 0.9%
      153  Allegheny Technologies, Inc.               7,284
      466  Brush Engineered Materials, Inc. (b)      11,114
      145  Cliffs Natural Resources, Inc.             8,203
      114  Freeport-McMoRan Copper &
              Gold, Inc.                              8,156
      569  Newmont Mining Corp.                      31,807
                                            _______________
                                                     66,564
                                            _______________

           MULTILINE RETAIL -- 0.5%
      286  Kohl's Corp. (b)                          13,639
      636  Nordstrom, Inc.                           21,624
                                            _______________
                                                     35,263
                                            _______________

           OIL, GAS & CONSUMABLE FUELS
              -- 1.7%
      333  Bill Barrett Corp. (b)                    11,782
      285  Cimarex Energy Co.                        19,628
      139  EOG Resources, Inc.                       13,552
      438  Holly Corp.                               11,708
      953  Mariner Energy, Inc. (b)                  22,767
      104  Newfield Exploration Co. (b)               5,560
    1,034  PetroQuest Energy, Inc. (b)                6,866
      459  Pioneer Natural Resources Co.             26,585
      174  SM Energy Co.                              7,207
                                            _______________
                                                    125,655
                                            _______________

           PAPER & FOREST PRODUCTS -- 0.5%
      905  International Paper Co.                   21,901
      306  MeadWestvaco Corp.                         7,332
      139  Schweitzer-Mauduit International, Inc.     7,357
                                            _______________
                                                     36,590
                                            _______________

           PERSONAL PRODUCTS -- 0.9%
      378  Alberto-Culver Co.                        11,064
      257  Avon Products, Inc.                        8,000
      490  Estee Lauder (The) Cos., Inc., Class A    30,503


Shares     Description                                Value
___________________________________________________________
           PERSONAL PRODUCTS (CONTINUED)
      360  Medifast, Inc. (b)               $        10,886
      149  NBTY, Inc. (b)                             8,030
                                            _______________
                                                     68,483
                                            _______________

           PHARMACEUTICALS -- 2.0%
      116  Allergan, Inc.                             7,083
      821  Bristol-Myers Squibb Co.                  20,459
      407  Hi-Tech Pharmacal Co., Inc. (b)            7,155
      233  Medicis Pharmaceutical Corp.,
              Class A                                 5,907
      400  Mylan, Inc. (b)                            6,960
      449  Par Pharmaceutical Cos., Inc. (b)         11,854
      449  Perrigo Co.                               25,148
      297  Salix Pharmaceuticals Ltd. (b)            12,596
      507  Valeant Pharmaceuticals
              International (b)                      28,554
      673  Watson Pharmaceuticals, Inc. (b)          27,257
                                            _______________
                                                    152,973
                                            _______________

           PROFESSIONAL SERVICES -- 0.6%
      386  Administaff, Inc.                         10,059
      390  Corporate Executive Board (The) Co.       10,986
      838  Dolan (The), Co. (b)                       9,796
      284  Exponent, Inc. (b)                         9,375
      234  FTI Consulting, Inc. (b)                   8,272
                                            _______________
                                                     48,488
                                            _______________

           REAL ESTATE INVESTMENT TRUSTS
              -- 7.5%
      139  Acadia Realty Trust                        2,577
      162  Alexandria Real Estate Equities, Inc.     11,429
    1,813  Apartment Investment &
              Management Co., Class A                38,925
      376  AvalonBay Communities, Inc.               39,514
      434  BioMed Realty Trust, Inc.                  7,829
      383  Boston Properties, Inc.                   31,368
      554  BRE Properties, Inc.                      22,991
      250  Camden Property Trust                     11,380
      407  Corporate Office Properties Trust         15,262
      121  Entertainment Properties Trust             5,050
      656  Equity Residential                        30,078
      210  Essex Property Trust, Inc.                22,073
      671  Extra Space Storage, Inc.                 10,407
      146  Federal Realty Investment Trust           11,416
      846  HCP, Inc.                                 30,008
      323  Health Care REIT, Inc.                    14,635
      212  Healthcare Realty Trust, Inc.              4,976
       51  Home Properties, Inc.                      2,533
       78  Kilroy Realty Corp.                        2,619
      112  LaSalle Hotel Properties                   2,657
      273  Macerich (The) Co.                        11,316
      246  Medical Properties Trust, Inc.             2,445
      136  Mid-America Apartment
              Communities, Inc.                       7,681
      108  National Retail Properties, Inc.           2,497
      429  Nationwide Health Properties, Inc.        16,053
      514  OMEGA Healthcare Investors, Inc.          11,298
      573  Potlatch Corp.                            21,235


                       See Notes to Financial Statements                Page 95

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           REAL ESTATE INVESTMENT TRUSTS
              (CONTINUED)
       83  PS Business Parks, Inc.          $         4,820
      154  Public Storage                            15,110
      506  Realty Income Corp.                       16,237
      254  Senior Housing Properties Trust            5,728
      253  Simon Property Group, Inc.                22,573
      278  SL Green Realty Corp.                     16,747
       67  Sovran Self Storage, Inc.                  2,466
      113  Tanger Factory Outlet Centers, Inc.        5,051
    1,070  UDR, Inc.                                 22,588
      288  Urstadt Biddle Properties, Inc.,
              Class A                                 5,135
      581  Ventas, Inc.                              29,468
      374  Vornado Realty Trust                      30,960
                                            _______________
                                                    567,135
                                            _______________

           REAL ESTATE MANAGEMENT &
              DEVELOPMENT -- 0.5%
    1,003  CB Richard Ellis Group, Inc.,
              Class A (b)                            17,051
      311  Jones Lang LaSalle, Inc.                  24,090
                                            _______________
                                                     41,141
                                            _______________

           ROAD & RAIL -- 0.5%
      412  CSX Corp.                                 21,721
      157  J.B. Hunt Transport Services, Inc.         5,572
      114  Knight Transportation, Inc.                2,385
      130  Landstar System, Inc.                      5,270
      133  Old Dominion Freight Line, Inc. (b)        5,244
                                            _______________
                                                     40,192
                                            _______________

           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 4.1%
      182  Actel Corp. (b)                            2,668
    1,100  Altera Corp.                              30,492
      568  Applied Materials, Inc.                    6,703
    2,132  Atmel Corp. (b)                           11,150
      828  Broadcom Corp., Class A                   29,833
      603  Brooks Automation, Inc. (b)                4,601
      255  Cree, Inc. (b)                            18,064
      671  Exar Corp. (b)                             4,690
       59  First Solar, Inc. (b)                      7,402
      103  Hittite Microwave Corp. (b)                4,734
    1,660  Kulicke & Soffa Industries, Inc. (b)      11,155
      538  Lam Research Corp. (b)                    22,698
      245  Linear Technology Corp.                    7,811
      687  Micrel, Inc.                               6,678
      492  Microchip Technology, Inc.                14,981
    1,385  Novellus Systems, Inc. (b)                36,993
      616  Rudolph Technologies, Inc. (b)             5,322
      313  Semtech Corp. (b)                          5,440
      694  Skyworks Solutions, Inc. (b)              12,166
      200  Standard Microsystems Corp. (b)            4,404
    2,100  Teradyne, Inc. (b)                        22,596
      763  TriQuint Semiconductor, Inc. (b)           5,288


Shares     Description                                Value
___________________________________________________________
           SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT (CONTINUED)
      285  Ultratech, Inc. (b)              $         5,150
      204  Veeco Instruments, Inc. (b)                8,833
      540  Xilinx, Inc.                              15,077
                                            _______________
                                                    304,929
                                            _______________

           SOFTWARE -- 4.8%
    1,051  ACI Worldwide, Inc. (b)                   20,389
      436  Advent Software, Inc. (b)                 22,349
      252  ANSYS, Inc. (b)                           11,327
      106  Blackbaud, Inc.                            2,511
      322  Citrix Systems, Inc. (b)                  17,716
      311  CommVault Systems, Inc. (b)                5,760
      164  Concur Technologies, Inc. (b)              7,590
      446  Ebix, Inc. (b)                             7,408
      291  Epicor Software Corp. (b)                  2,252
       76  FactSet Research Systems, Inc.             5,700
      214  Informatica Corp. (b)                      6,448
      142  Interactive Intelligence, Inc. (b)         2,298
      785  Intuit, Inc. (b)                          31,204
      643  Jack Henry & Associates, Inc.             16,332
      105  JDA Software Group, Inc. (b)               2,467
      253  Manhattan Associates, Inc. (b)             6,796
      161  MICROS Systems, Inc. (b)                   5,761
       31  MicroStrategy, Inc., Class A (b)           2,573
      328  NetScout Systems, Inc. (b)                 5,199
      154  Progress Software Corp. (b)                4,605
      567  Quest Software, Inc. (b)                  11,431
      806  Radiant Systems, Inc. (b)                 11,453
      707  Red Hat, Inc. (b)                         22,730
      700  Rovi Corp. (b)                            31,150
      409  Salesforce.com, Inc. (b)                  40,471
      490  Smith Micro Software, Inc. (b)             4,817
      424  Solera Holdings, Inc.                     16,103
      192  Taleo Corp., Class A (b)                   4,723
    2,200  TIBCO Software, Inc. (b)                  29,832
      122  Websense, Inc. (b)                         2,264
                                            _______________
                                                    361,659
                                            _______________

           SPECIALTY RETAIL -- 7.9%
      529  Advance Auto Parts, Inc.                  28,317
      927  Aeropostale, Inc. (b)                     26,355
    1,258  AnnTaylor Stores Corp. (b)                22,065
      182  AutoZone, Inc. (b)                        38,506
      368  Bed Bath & Beyond, Inc. (b)               13,940
      403  Best Buy Co., Inc.                        13,968
      355  Big 5 Sporting Goods Corp.                 4,878
      144  Buckle (The), Inc.                         3,967
      686  CarMax, Inc. (b)                          14,475
      528  Cato (The) Corp., Class A                 12,292
    1,066  Dick's Sporting Goods, Inc. (b)           28,046
    1,115  Dress Barn (The), Inc. (b)                27,540
       54  Gymboree (The) Corp. (b)                   2,338
      389  Hibbett Sports, Inc. (b)                  10,297
      138  J. Crew Group, Inc. (b)                    4,917
      311  Jo-Ann Stores, Inc. (b)                   13,028


Page 96              See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

July 31, 2010


Shares     Description                                Value
___________________________________________________________
           COMMON STOCKS (CONTINUED)
           SPECIALTY RETAIL (CONTINUED)
      215  Jos. A. Bank Clothiers, Inc. (b) $        12,616
    1,591  Limited Brands, Inc.                      40,793
      300  Lumber Liquidators Holdings, Inc. (b)      7,446
      294  Monro Muffler Brake, Inc.                 12,066
      714  OfficeMax, Inc. (b)                       10,203
      738  O'Reilly Automotive, Inc. (b)             36,369
      880  PetSmart, Inc.                            27,324
      659  Ross Stores, Inc.                         34,703
      360  Tiffany & Co.                             15,145
      837  TJX (The) Cos., Inc.                      34,752
      435  Tractor Supply Co.                        30,237
      794  Urban Outfitters, Inc. (b)                25,535
    1,069  Williams-Sonoma, Inc.                     28,553
      579  Zumiez, Inc. (b)                          10,596
                                            _______________
                                                    591,267
                                            _______________

           TEXTILES, APPAREL & LUXURY GOODS
              -- 2.8%
      559  Coach, Inc.                               20,666
    1,101  Crocs, Inc. (b)                           14,126
      244  Deckers Outdoor Corp. (b)                 12,417
      590  Fossil, Inc. (b)                          23,364
      638  Hanesbrands, Inc. (b)                     15,982
      162  Iconix Brand Group, Inc. (b)               2,667
      571  Maidenform Brands, Inc. (b)               14,178
      202  NIKE, Inc., Class B                       14,875
      557  Oxford Industries, Inc.                   12,477
      442  Phillips-Van Heusen Corp.                 22,935
       93  Polo Ralph Lauren Corp.                    7,348
      318  Skechers U.S.A., Inc., Class A (b)        11,795
      106  True Religion Apparel, Inc. (b)            2,605
      801  Under Armour, Inc., Class A (b)           30,086
      250  Volcom, Inc. (b)                           4,067
                                            _______________
                                                    209,588
                                            _______________

           THRIFTS & MORTGAGE FINANCE -- 0.2%
      567  Dime Community Bancshares, Inc.            7,428
      557  Hudson City Bancorp, Inc.                  6,918
                                            _______________
                                                     14,346
                                            _______________

           TOBACCO -- 0.3%
    1,022  Altria Group, Inc.                        22,648
                                            _______________

           TRADING COMPANIES & DISTRIBUTORS
              -- 1.2%
      408  Fastenal Co.                              20,025
      302  MSC Industrial Direct Co., Inc.,
              Class A                                15,218
    1,647  United Rentals, Inc. (b)                  21,707
      206  W.W. Grainger, Inc.                       23,074
      201  Watsco, Inc.                              11,198
                                            _______________
                                                     91,222
                                            _______________


Shares     Description                                Value
___________________________________________________________

           WATER UTILITIES -- 0.1%
      288  Aqua America, Inc.               $         5,613
                                            _______________

           WIRELESS TELECOMMUNICATION
              SERVICES -- 0.7%
      612  American Tower Corp., Class A (b)         28,299
      134  NTELOS Holdings Corp.                      2,507
    1,001  Syniverse Holdings, Inc. (b)              22,352
                                            _______________
                                                     53,158
                                            _______________

           TOTAL COMMON STOCKS -- 99.9%           7,514,799
           (Cost $6,708,573)

           MONEY MARKET FUND -- 0.4%
   28,342  Morgan Stanley Institutional Treasury
              Money Market Fund - 0.05% (c)          28,342
           (Cost $28,342)                   _______________

           TOTAL INVESTMENTS -- 100.3%            7,543,141
           (Cost $6,736,915) (d)
           NET OTHER ASSETS AND
              LIABILITIES -- (0.3)%                 (23,010)
                                            _______________
           NET ASSETS -- 100.0%             $     7,520,131
                                            ===============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at July 31, 2010.
(d) Aggregate cost for federal income tax purposes is $6,751,173. As of July 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $902,763 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $110,795.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2010 is as follows

(see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
_______________________________________________________________
Common Stocks*          $7,514,799   $      --     $      --
Money Market Fund           28,342          --            --
                     __________________________________________
Total Investments       $7,543,141   $      --     $      --
                     ==========================================

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Assets and Liabilities
July 31, 2010


                                                                           First Trust        First Trust
                                                                            Consumer           Consumer           First Trust
                                                                          Discretionary         Staples             Energy
                                                                         AlphaDEX(R) Fund   AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       ___________________ __________________ ___________________
ASSETS:
Investments at value................................................   $   136,925,896     $    25,421,900    $    44,168,411
Cash................................................................                --                  --                 --
Receivables:
      Capital shares sold...........................................         2,368,469                  --                 --
      Investment securities sold....................................             9,687                  --                 --
      Dividends.....................................................            48,877              27,689             37,843
      Interest......................................................                 3                  --                  2
      From investment advisor.......................................                --                 643                 --
Prepaid expenses....................................................            10,326               3,197              4,741
                                                                       _______________     _______________    _______________
         Total Assets...............................................       139,363,258          25,453,429         44,210,997
                                                                       _______________     _______________    _______________

LIABILITIES:
Due to custodian....................................................                --               3,178                 --
Payables:
      Capital shares purchased......................................                --                  --                 --
      Investment securities purchased...............................         2,378,200                  --                 --
      Licensing fees................................................            45,957               8,661             16,728
      Audit and tax fees............................................            24,747              24,747             24,747
      Printing fees.................................................            15,299               2,772              4,954
      Investment advisory fees......................................            12,957                  --              3,047
Other liabilities...................................................            31,329               8,062             12,372
                                                                       _______________     _______________    _______________
         Total Liabilities..........................................         2,508,489              47,420             61,848
                                                                       _______________     _______________    _______________

NET ASSETS..........................................................   $   136,854,769     $    25,406,009    $    44,149,149
                                                                       ===============     ===============    ===============

NET ASSETS consist of:
Paid-in capital.....................................................   $   145,407,005     $    26,083,332    $    53,310,233
Par value...........................................................            86,000              13,500             27,500
Accumulated net investment income (loss)............................                --              30,922              1,319
Accumulated net realized gain (loss) on investments.................       (12,608,221)         (2,080,718)        (7,633,165)
Net unrealized appreciation (depreciation) on investments...........         3,969,985           1,358,973         (1,556,738)
                                                                       _______________     _______________    _______________
NET ASSETS..........................................................   $   136,854,769     $    25,406,009    $    44,149,149
                                                                       ===============     ===============    ===============

NET ASSET VALUE, per share..........................................   $         15.91     $         18.82    $         16.05
                                                                       ===============     ===============    ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..         8,600,002           1,350,002          2,750,002
                                                                       ===============     ===============    ===============

Investments at cost.................................................    $  132,955,911     $    24,062,927    $    45,725,149
                                                                       ===============     ===============    ===============


Page 98                See Notes to Financial Statements

                                                           First Trust
        First Trust               First Trust             Industrials/              First Trust               First Trust
        Financials                Health Care           Producer Durables            Materials                Technology
      AlphaDEX(R) Fund         AlphaDEX(R) Fund          AlphaDEX(R) Fund         AlphaDEX(R) Fund         AlphaDEX(R) Fund
    ___________________       ___________________      ___________________      ___________________       ___________________


     $   126,366,776           $    47,490,999          $    30,871,801          $   148,897,422           $    60,709,911
                 921                        --                       --                       --                        --

           4,553,009                        --                       --                5,962,634                 4,588,831
           1,026,487                        --                       --                       --                        --
             109,435                     8,246                   15,438                   74,878                     5,439
                   6                         3                        1                       --                        35
                  --                        --                    1,378                       --                        --
               8,610                     5,114                    3,516                   10,366                     5,005
     _______________           _______________          _______________          _______________           _______________
         132,065,244                47,504,362               30,892,134              154,945,300                65,309,221
     _______________           _______________          _______________          _______________           _______________


                  --                        --                       --                    8,987                        --

                  --                        --                       --                       --                        --
           5,691,463                        --                       --                5,959,942                 5,366,039
              39,877                    18,211                    9,872                   50,919                    18,003
              24,748                    24,747                   24,747                   24,747                    24,747
              13,527                     5,436                    3,345                   15,408                     6,142
              10,926                     3,881                       --                   14,925                     4,678
              28,064                    12,765                    9,498                   31,131                    14,355
     _______________           _______________          _______________          _______________           _______________
           5,808,605                    65,040                   47,462                6,106,059                 5,433,964
     _______________           _______________          _______________          _______________           _______________

     $   126,256,639           $    47,439,322          $    30,844,672          $   148,839,241           $    59,875,257
     ===============           ===============          ===============          ===============           ===============


     $   129,213,581           $    53,112,596          $    32,539,350          $   154,607,678           $    65,256,249
              97,000                    22,000                   20,000                   74,500                    33,050
             218,408                        --                   27,152                   61,080                        --
          (6,873,562)               (5,259,784)              (3,610,552)             (10,801,387)               (7,072,388)
           3,601,212                  (435,490)               1,868,722                4,897,370                 1,658,346
     _______________           _______________          _______________          _______________           _______________
     $   126,256,639           $    47,439,322          $    30,844,672          $   148,839,241           $    59,875,257
     ===============           ===============          ===============          ===============           ===============

     $         13.02           $         21.56          $         15.42          $         19.98           $         18.12
     ===============           ===============          ===============          ===============           ===============


           9,700,002                 2,200,002                2,000,002                7,450,002                 3,305,000
     ===============           ===============          ===============          ===============           ===============

     $   122,765,564           $    47,926,489          $    29,003,079          $   144,000,052           $    59,051,565
     ===============           ===============          ===============          ===============           ===============


                       See Notes to Financial Statements                Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

July 31, 2010


                                                                                              First Trust         First Trust
                                                                           First Trust         Large Cap            Mid Cap
                                                                            Utilities            Core                Core
                                                                         AlphaDEX(R) Fund    AlphaDEX(R) Fund  AlphaDEX(R) Fund
                                                                       ____________________ _________________ ___________________

ASSETS:
Investments at value................................................   $    30,829,602     $    58,216,882    $    56,945,163
Cash................................................................                --               2,547                 --
Receivables:
      Capital shares sold...........................................                --                  --                 --
      Investment securities sold....................................                --                  --                 --
      Dividends.....................................................            51,200              50,947             31,977
      Interest......................................................                 1                   1                  2
      From investment advisor.......................................                --                  --                 --
Prepaid expenses....................................................             3,483               5,485              5,308
                                                                       _______________     _______________    _______________
         Total Assets...............................................        30,884,286          58,275,862         56,982,450
                                                                       _______________     _______________    _______________

LIABILITIES:
Due to custodian....................................................                --                  --                 --
Payables:...........................................................
      Capital shares purchased......................................                --                  --                 --
      Investment securities purchased...............................                --                  --                 --
      Licensing fees................................................             9,986              10,142             12,062
      Audit and tax fees............................................            24,747              24,747             24,748
      Printing fees.................................................             3,122               6,128              6,420
      Investment advisory fees.....................................                678               4,825              4,800
Other liabilities...................................................             8,634              15,716             15,840
                                                                       _______________     _______________    _______________
         Total Liabilities..........................................            47,167              61,558             63,870
                                                                       _______________     _______________    _______________

NET ASSETS..........................................................   $    30,837,119     $    58,214,304    $    56,918,580
                                                                       ===============     ===============    ===============

NET ASSETS consist of:
Paid-in capital.....................................................   $    32,980,397     $    64,112,099    $    61,799,015
Par value..........................................................             20,000              24,500             21,000
Accumulated net investment income (loss)............................            56,861              46,944             30,353
Accumulated net realized gain (loss) on investments.................        (3,013,074)         (6,960,729)        (5,985,241)
Net unrealized appreciation (depreciation) on investments...........           792,935             991,490          1,053,453
                                                                       _______________     _______________    _______________
NET ASSETS..........................................................   $    30,837,119     $    58,214,304    $    56,918,580
                                                                       ===============     ===============    ===============

NET ASSET VALUE, per share..........................................   $         15.42     $         23.76    $         27.10
                                                                       ===============     ===============    ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..         2,000,002           2,450,002          2,100,002
                                                                       ===============     ===============    ===============

Investments at cost.................................................   $    30,036,667     $    57,225,392    $    55,891,710
                                                                       ===============     ===============    ===============


Page 100               See Notes to Financial Statements

        First Trust               First Trust              First Trust
         Small Cap              Large Cap Value         Large Cap Growth            First Trust               First Trust
           Core                  Opportunities            Opportunities           Multi Cap Value          Multi Cap Growth
      AlphaDEX(R) Fund         AlphaDEX(R) Fund         AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund
    ___________________       ___________________      ___________________      ___________________       ___________________


     $    37,498,545           $    49,964,530          $    39,466,716          $    20,929,904           $     7,543,141
                  --                        --                       --                      805                        --

           3,747,067                        --                       --                       --                        --
                  --                        --                       --                       --                        --
              15,230                    63,460                   20,092                   18,867                     3,323
                   2                        --                        1                        1                         1
                 665                        --                       --                    2,805                     4,396
               3,809                     4,643                    3,847                    2,909                     1,969
     _______________           _______________          _______________          _______________           _______________
          41,265,318                50,032,633               39,490,656               20,955,291                 7,552,830
     _______________           _______________          _______________          _______________           _______________


                  --                    17,839                       --                       --                        --

                  --                        --                       --                       --                        --
           3,745,614                        --                       --                       --                        --
               4,529                     8,549                    3,460                    1,724                       622
              24,747                    24,747                   24,747                   24,747                    24,747
               3,754                     5,481                    4,273                    2,454                       845
                  --                     4,741                    2,201                       --                        --
              11,606                    13,210                   11,038                    9,753                     6,485
     _______________           _______________          _______________          _______________           _______________
           3,790,250                    74,567                   45,719                   38,678                    32,699
     _______________           _______________          _______________          _______________           _______________

     $    37,475,068           $    49,958,066          $    39,444,937          $    20,916,613           $     7,520,131
     ===============           ===============          ===============          ===============           ===============


     $    41,594,025           $    58,318,272          $    52,883,112          $    24,244,105           $    11,293,937
              15,000                    21,500                   16,500                    8,500                     3,000
              11,904                    45,212                    3,521                   20,531                     5,726
          (5,194,297)               (8,399,593)             (15,635,108)              (2,920,794)               (4,588,758)
           1,048,436                   (27,325)               2,176,912                 (435,729)                  806,226
     _______________           _______________          _______________          _______________           _______________
     $    37,475,068           $    49,958,066          $    39,444,937          $    20,916,613           $     7,520,131
     ===============           ===============          ===============          ===============           ===============

     $         24.98           $         23.24          $         23.91          $         24.61           $         25.07
     ===============           ===============          ===============          ===============           ===============


           1,500,002                 2,150,002                1,650,002                  850,002                   300,002
     ===============           ===============          ===============          ===============           ===============

     $    36,450,109           $    49,991,855          $    37,289,804          $    21,365,633           $     6,736,915
     ===============           ===============          ===============          ===============           ===============


                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Operations
For the Year Ended July 31, 2010


                                                                          First Trust        First Trust
                                                                            Consumer           Consumer           First Trust
                                                                          Discretionary         Staples             Energy
                                                                         AlphaDEX(R) Fund   AlphaDEX(R) Fund   AlphaDEX(R) Fund
                                                                       ___________________ __________________ ___________________

INVESTMENT INCOME:
Dividends ..........................................................    $      807,180     $       349,110    $       379,025
Foreign tax withholding.............................................                --                  --             (1,412)
Interest............................................................                16                   6                  9
                                                                       _______________     _______________    _______________
      Total investment income.......................................           807,196             349,116            377,622
                                                                       _______________     _______________    _______________

EXPENSES:
Investment advisory fees............................................           344,484              92,850            177,308
Licensing fees......................................................            68,897              18,570             35,462
Legal fees..........................................................            47,539               8,257             18,733
Accounting and administration fees..................................            37,862              10,174             19,199
Printing fees.......................................................            25,468               8,053             12,774
Audit and tax fees..................................................            25,307              25,307             25,307
Custodian fees......................................................            11,214               1,499              5,108
Listing fees........................................................            10,113              10,113             10,113
Registration and filing fees........................................             9,037               1,083              2,578
Trustees' fees and expenses.........................................             3,686               1,475              2,635
Transfer agent fees.................................................             3,445                 928              1,773
Other expenses......................................................             5,322               2,829              4,910
                                                                       _______________     _______________    _______________
      Total expenses................................................           592,374             181,138            315,900
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................          (110,096)           (51,148)            (67,669)
                                                                       _______________     _______________    _______________
      Net expenses..................................................           482,278             129,990            248,231
                                                                       _______________     _______________    _______________

NET INVESTMENT INCOME (LOSS)........................................           324,918             219,126            129,391
                                                                       _______________     _______________    _______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................       (10,694,276)          (461,656)         (3,380,505)
      In kind redemptions ..........................................         6,915,475           1,759,292          5,330,231
                                                                       _______________     _______________    _______________
Net realized gain (loss)............................................        (3,778,801)          1,297,636          1,949,726

Net change in unrealized appreciation (depreciation) on investments          3,257,829             371,386         (2,663,698)
                                                                       _______________     _______________    _______________
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (520,972)          1,669,022           (713,972)
                                                                       _______________     _______________    _______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................    $     (196,054)     $    1,888,148    $      (584,581)
                                                                       ===============     ===============    ===============


Page 102               See Notes to Financial Statements

                                                           First Trust
        First Trust               First Trust             Industrials/              First Trust               First Trust
        Financials                Health Care           Producer Durables            Materials                Technology
      AlphaDEX(R) Fund         AlphaDEX(R) Fund           AlphaDEX(R) Fund       AlphaDEX(R) Fund          AlphaDEX(R) Fund
  ______________________    ______________________   ______________________   ______________________    ______________________


  $        1,334,914        $          194,322       $          306,044       $        1,505,926        $          100,466
                  --                        --                       --                       --                        --
                  18                         9                        8                       15                        39
  __________________        __________________       __________________       __________________        __________________
           1,334,932                   194,331                  306,052                1,505,941                   100,505
  __________________        __________________       __________________       __________________        __________________


             313,206                   189,584                   92,852                  407,200                   167,063
              62,641                    37,917                   18,570                   81,440                    33,413
              41,460                    17,936                    9,952                   50,330                    17,321
              34,678                    19,617                   11,867                   42,074                    18,342
              23,781                    16,468                    5,166                   30,767                    13,823
              25,307                    25,307                   25,307                   25,307                    25,307
               9,951                     3,570                    2,801                   13,286                     4,676
              10,113                    10,113                   10,113                   10,113                    10,113
               7,810                     2,135                    1,686                    8,958                     2,931
               3,912                     2,988                    1,069                    4,879                     2,400
               3,132                     1,896                      929                    4,072                     1,671
               6,638                     3,937                    2,662                    6,332                     3,967
  __________________        __________________       __________________       __________________        __________________
             542,629                   331,468                  182,974                  684,758                   301,027

            (104,140)                  (66,052)                 (52,980)                (114,679)                  (67,139)
  __________________        __________________       __________________       __________________        __________________
             438,489                   265,416                  129,994                  570,079                   233,888
  __________________        __________________       __________________       __________________        __________________

             896,443                   (71,085)                 176,058                  935,862                  (133,383)
  __________________        __________________       __________________       __________________        __________________



          (4,629,274)               (1,768,768)              (1,281,042)              (8,958,176)               (3,002,159)
           3,289,026                 7,981,258                2,476,293                9,168,253                 6,402,473
  __________________        __________________       __________________       __________________        __________________
          (1,340,248)                6,212,490                1,195,251                  210,077                 3,400,314

           2,789,910                (2,829,054)               1,033,084                2,901,908                   (95,348)
  __________________        __________________       __________________       __________________        __________________
           1,449,662                 3,383,436                2,228,335                3,111,985                 3,304,966
  __________________        __________________       __________________       __________________        __________________


  $        2,346,105        $        3,312,351       $        2,404,393       $        4,047,847        $        3,171,583
  ==================        ==================       ==================       ==================        ==================


                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

For the Year Ended July 31, 2010

                                                                                              First Trust         First Trust
                                                                           First Trust         Large Cap            Mid Cap
                                                                            Utilities            Core                Core
                                                                         AlphaDEX(R) Fund  AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       ___________________ __________________ ___________________

INVESTMENT INCOME:
Dividends ..........................................................   $       897,682     $       689,166    $       517,989
Foreign tax withholding.............................................                --                  --                 --
Interest............................................................                 6                  10                 10
                                                                       _______________     _______________    _______________
      Total investment income.......................................           897,688             689,176            517,999
                                                                       _______________     _______________    _______________

EXPENSES:
Investment advisory fees............................................           122,466             188,123            180,587
Licensing fees......................................................            24,493              37,624             36,118
Legal fees..........................................................            10,387              19,072             19,840
Accounting and administration fees..................................            12,859              26,027             24,489
Printing fees.......................................................             9,707              14,544             14,173
Audit and tax fees..................................................            25,307              25,307             25,307
Custodian fees......................................................             1,115               2,183              3,837
Listing fees........................................................            10,113              10,113             10,113
Registration and filing fees........................................             1,010               2,953              3,246
Trustees' fees and expenses.........................................             2,024               2,049              1,569
Transfer agent fees.................................................             1,225               1,881              1,806
Other expenses......................................................             4,167               6,928              5,341
                                                                       _______________     _______________    _______________
      Total expenses................................................           224,873             336,804            326,426
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................           (53,420)            (73,433)           (73,604)
                                                                       _______________     _______________    _______________
      Net expenses..................................................           171,453             263,371            252,822
                                                                       _______________     _______________    _______________

NET INVESTMENT INCOME (LOSS)........................................           726,235             425,805            265,177
                                                                       _______________     _______________    _______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (299,472)         (1,627,397)        (1,921,158)
      In kind redemptions ..........................................         1,750,054           5,824,318          5,504,017
                                                                       _______________     _______________    _______________
Net realized gain (loss)............................................         1,450,582           4,196,921          3,582,859

Net change in unrealized appreciation (depreciation) on investments.           540,017            (528,547)          (189,048)
                                                                       _______________     _______________    _______________
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         1,990,599           3,668,374          3,393,811
                                                                       _______________     _______________    _______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS..............................................    $     2,716,834     $     4,094,179    $     3,658,988
                                                                       ===============     ===============    ===============


Page 104               See Notes to Financial Statements

        First Trust               First Trust              First Trust
         Small Cap              Large Cap Value         Large Cap Growth            First Trust               First Trust
           Core                  Opportunities            Opportunities           Multi Cap Value          Multi Cap Growth
      AlphaDEX(R) Fund          AlphaDEX(R) Fund        AlphaDEX(R) Fund         AlphaDEX(R) Fund            AlphaDEX(R) Fund
  ______________________    ______________________   ______________________   ______________________    ______________________


  $          260,977        $          856,672       $          252,163       $          366,355        $           55,285
                  --                        --                       --                       --                        --
                   8                         8                        9                        8                         6
  __________________        __________________       __________________       __________________        __________________
             260,985                   856,680                  252,172                  366,363                    55,291
  __________________        __________________       __________________       __________________        __________________


             123,240                   176,002                  124,609                   85,157                    35,406
              24,648                    35,200                   24,922                   17,031                     7,081
              13,387                    15,063                   11,037                    7,527                     2,212
              21,685                    20,892                   15,262                   21,206                    13,547
               9,129                    15,029                    9,620                  (17,449)                    1,554
              25,307                    25,307                   25,307                   25,307                    25,307
               3,005                       833                    2,577                    4,368                     1,343
              10,113                    10,113                   10,113                   10,113                     9,799
               1,698                     1,990                    1,623                      728                        67
               1,491                     2,756                   (3,442)                   1,346                      (178)
               1,232                     1,760                    1,246                      852                       354
               3,601                     5,858                    4,388                    4,114                     2,500
  __________________        __________________       __________________       __________________        __________________
             238,536                   310,803                  227,262                  160,300                    98,992

             (66,001)                  (64,402)                 (52,810)                 (41,081)                  (49,427)
  __________________        __________________       __________________       __________________        __________________
             172,535                   246,401                  174,452                  119,219                    49,565
  __________________        __________________       __________________       __________________        __________________

              88,450                   610,279                   77,720                  247,144                     5,726
  __________________        __________________       __________________       __________________        __________________



          (1,535,646)                 (872,957)              (2,128,706)                (370,783)                 (358,593)
           3,527,139                 6,774,452                4,941,729                4,108,084                 1,711,101
  __________________        __________________       __________________       __________________        __________________
           1,991,493                 5,901,495                2,813,023                3,737,301                 1,352,508

             316,173                (1,518,392)                 198,995               (1,607,943)                 (122,230)
  __________________        __________________       __________________       __________________        __________________
           2,307,666                 4,383,103                3,012,018                2,129,358                 1,230,278
  __________________        __________________       __________________       __________________        __________________


  $        2,396,116        $        4,993,382       $        3,089,738       $        2,376,502        $        1,236,004
  ==================        ==================       ==================       ==================        ==================


                       See Notes to Financial Statements                Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Statements of Changes in Net Assets


                                                                                                          First Trust
                                                                                                    Consumer Discretionary
                                                                                                        AlphaDEX(R) Fund
                                                                                            ________________________________________
                                                                                               For the Year         For the Year
                                                                                                   Ended                Ended
                                                                                               July 31, 2010        July 31, 2009
                                                                                            ___________________  ___________________

OPERATIONS:
      Net investment income (loss).....................................................     $       324,918      $        42,606
      Net realized gain (loss).........................................................          (3,778,801)          (3,057,559)
      Net change in unrealized appreciation (depreciation).............................           3,257,829              957,867
                                                                                            _______________      _______________
      Net increase (decrease) in net assets resulting from operations..................            (196,054)          (2,057,086)
                                                                                            _______________      _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...........................................................            (324,928)             (43,047)
      Return of capital................................................................             (12,472)                 (13)
                                                                                            _______________      _______________
      Total distributions to shareholders..............................................            (337,400)             (43,060)
                                                                                            _______________      _______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold........................................................         182,184,649            8,472,100
      Cost of shares redeemed..........................................................         (51,182,841)          (3,532,147)
                                                                                            _______________      _______________
      Net increase (decrease) in net assets resulting from shareholder transactions....         131,001,808            4,939,953
                                                                                            _______________      _______________

      Total increase (decrease) in net assets..........................................         130,468,354            2,839,807

NET ASSETS:
      Beginning of year................................................................           6,386,415            3,546,608
                                                                                            _______________      _______________
      End of year......................................................................     $   136,854,769      $     6,386,415
                                                                                            ===============      ===============

      Accumulated net investment income (loss) at end of year..........................     $            --      $            --
                                                                                            ===============      ===============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of year............................................             500,002              250,002
      Shares sold......................................................................          11,250,000              650,000
      Shares redeemed..................................................................          (3,150,000)            (400,000)
                                                                                            _______________      _______________
      Shares outstanding, end of year..................................................           8,600,002              500,002
                                                                                            ===============      ===============


Page 106               See Notes to Financial Statements

               First Trust                                  First Trust                                  First Trust
            Consumer Staples                                  Energy                                     Financials
             AlphaDEX(R) Fund                             AlphaDEX(R) Fund                            AlphaDEX(R) Fund
_________________________________________    ________________________________________    ________________________________________
    For the Year         For the Year           For the Year         For the Year            For the Year         For the Year
        Ended                Ended                  Ended                Ended                   Ended                Ended
    July 31, 2010        July 31, 2009          July 31, 2010        July 31, 2009           July 31, 2010        July 31, 2009
____________________ ____________________    ____________________ ___________________    ______________________ _________________


 $      219,126       $      147,606          $      129,391       $       15,209        $        896,443       $      134,632
      1,297,636           (1,582,565)              1,949,726           (5,051,652)             (1,340,248)          (2,248,764)
        371,386            1,011,613              (2,663,698)           2,173,380               2,789,910            1,075,521
 ______________       ______________          ______________       ______________        ________________       ______________
      1,888,148             (423,346)               (584,581)          (2,863,063)              2,346,105           (1,038,611)
 ______________       ______________          ______________       ______________        ________________       ______________


       (199,620)            (139,591)               (128,295)             (15,209)               (694,470)            (120,540)
             --                   --                      --               (3,031)                     --                   --
 ______________       ______________          ______________       ______________        ________________       ______________
       (199,620)            (139,591)               (128,295)             (18,240)               (694,470)            (120,540)
 ______________       ______________          ______________       ______________        ________________       ______________


     25,961,772           13,674,307              71,105,404            6,283,433             173,946,227            9,278,615
    (11,261,485)          (6,788,705)            (35,773,935)          (2,218,570)            (57,636,511)          (1,685,661)
 ______________       ______________          ______________       ______________        ________________       ______________
     14,700,287            6,885,602              35,331,469            4,064,863             116,309,716            7,592,954
 ______________       ______________          ______________       ______________        ________________       ______________

     16,388,815            6,322,665              34,618,593            1,183,560             117,961,351            6,433,803


      9,017,194            2,694,529               9,530,556            8,346,996               8,295,288            1,861,485
 ______________       ______________          ______________       ______________        ________________       ______________

 $   25,406,009       $    9,017,194          $   44,149,149       $    9,530,556        $    126,256,639       $    8,295,288
 ==============       ==============          ==============       ==============        ================       ==============

 $       30,922       $       11,416          $        1,319       $           --        $        218,408       $       15,386
 ==============       ==============          ==============       ==============        ================       ==============




        550,002              150,002                 700,002              350,002                 800,002              150,002
      1,400,000              800,000               4,200,000              550,000              13,350,000              850,000
       (600,000)            (400,000)             (2,150,000)            (200,000)             (4,450,000)            (200,000)
 ______________       ______________          ______________       ______________        ________________       ______________
      1,350,002              550,002               2,750,002              700,002               9,700,002              800,002
 ==============       ==============          ==============       ==============        ================       ==============


                       See Notes to Financial Statements                Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                          First Trust
                                                                                                          Health Care
                                                                                                        AlphaDEX(R) Fund
                                                                                            ________________________________________
                                                                                               For the Year         For the Year
                                                                                                   Ended                Ended
                                                                                               July 31, 2010        July 31, 2009
                                                                                            ___________________  ___________________

OPERATIONS:
      Net investment income (loss).....................................................      $      (71,085)      $      (20,434)
      Net realized gain (loss) ........................................................           6,212,490           (2,883,414)
      Net change in unrealized appreciation (depreciation) ............................          (2,829,054)           2,041,041
                                                                                             ______________       ______________
      Net increase (decrease) in net assets resulting from operations..................           3,312,351             (862,807)
                                                                                             ______________       ______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...........................................................                  --                   --
      Return of capital................................................................                  --                   --
                                                                                             ______________       ______________
      Total distributions to shareholders..............................................                  --                   --
                                                                                             ______________       ______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold........................................................          66,246,325            8,039,300
      Cost of shares redeemed..........................................................         (37,134,602)            (681,813)
                                                                                             ______________       ______________
      Net increase (decrease) in net assets resulting from shareholder transactions....          29,111,723            7,357,487
                                                                                             ______________       ______________

      Total increase (decrease) in net assets..........................................          32,424,074            6,494,680

NET ASSETS:
      Beginning of year................................................................          15,015,248            8,520,568
                                                                                             ______________       ______________

      End of year......................................................................         $47,439,322          $15,015,248
                                                                                             ==============       ==============

      Accumulated net investment income (loss) at end of year..........................      $           --       $           --
                                                                                             ==============       ==============




CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of year............................................             850,002              450,002
      Shares sold......................................................................           3,000,000              450,000
      Shares redeemed..................................................................          (1,650,000)             (50,000)
                                                                                             ______________       ______________
      Shares outstanding, end of year..................................................           2,200,002              850,002
                                                                                             ==============       ==============


Page 108               See Notes to Financial Statements

                 First Trust                              First Trust                                 First Trust
        Industrials/Producer Durables                      Materials                                  Technology
               AlphaDEX(R) Fund                        AlphaDEX(R) Fund                             AlphaDEX(R) Fund
_______________________________________    ________________________________________    _________________________________________
    For the Year          For the Year         For the Year         For the Year           For the Year         For the Year
        Ended                Ended                Ended                Ended                  Ended                Ended
    July 31, 2010        July 31, 2009        July 31, 2010        July 31, 2009          July 31, 2010        July 31, 2009
____________________ __________________    ___________________ ____________________    ___________________  ____________________


 $      176,058       $       38,638        $        935,862       $       86,270         $     (133,383)      $      (13,654)
      1,195,251           (1,875,690)                210,077           (3,552,348)             3,400,314           (4,830,149)
      1,033,084              860,831               2,901,908            1,739,421                (95,348)           2,106,384
 ______________       ______________        ________________       ______________         ______________       ______________
      2,404,393             (976,221)              4,047,847           (1,726,657)             3,171,583           (2,737,419)
 ______________       ______________        ________________       ______________         ______________       ______________


       (154,530)             (34,770)               (880,891)             (81,375)                    --                   --
             --                   --                      --                   --                     --                   --
 ______________       ______________        ________________       ______________         ______________       ______________
       (154,530)             (34,770)               (880,891)             (81,375)                    --                   --
 ______________       ______________        ________________       ______________         ______________       ______________


     37,130,121            2,038,171             247,467,583           11,042,270             76,157,794            9,467,594
    (13,946,980)                  --            (111,717,290)          (4,786,227)           (31,828,533)          (3,259,388)
 ______________       ______________        ________________       ______________         ______________       ______________
     23,183,141            2,038,171             135,750,293            6,256,043             44,329,261            6,208,206
 ______________       ______________        ________________       ______________         ______________       ______________

     25,433,004            1,027,180             138,917,249            4,448,011             47,500,844            3,470,787


      5,411,668            4,384,488               9,921,992            5,473,981             12,374,413            8,903,626
 ______________       ______________        ________________       ______________         ______________       ______________

 $   30,844,672       $    5,411,668        $    148,839,241       $    9,921,992         $   59,875,257       $   12,374,413
 ==============       ==============        ================       ==============         ==============       ==============

 $       27,152       $        5,563        $         61,080       $        6,109         $           --       $           --
 ==============       ==============        ================       ==============         ==============       ==============




        450,002              250,002                 650,002              250,002                855,000              505,000
      2,450,000              200,000              12,400,000              800,000              4,200,000              650,000
       (900,000)                  --              (5,600,000)            (400,000)            (1,750,000)            (300,000)
 ______________       ______________        ________________       ______________         ______________       ______________
      2,000,002              450,002               7,450,002              650,002              3,305,000              855,000
 ==============       ==============        ================       ==============         ==============       ==============


                       See Notes to Financial Statements                Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                         First Trust
                                                                                                          Utilities
                                                                                                       AlphaDEX(R) Fund
                                                                                           ________________________________________
                                                                                              For the Year         For the Year
                                                                                                  Ended                Ended
                                                                                              July 31, 2010        July 31, 2009
                                                                                           ___________________  ___________________

OPERATIONS:
      Net investment income (loss).....................................................    $      726,235       $      552,921
      Net realized gain (loss) ........................................................         1,450,582           (3,284,630)
      Net change in unrealized appreciation (depreciation) ............................           540,017              446,425
                                                                                           ______________       ______________
      Net increase (decrease) in net assets resulting from operations..................         2,716,834           (2,285,284)
                                                                                           ______________       ______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...........................................................          (696,815)            (547,701)
      Return of capital................................................................                --                   --
                                                                                           ______________       ______________
      Total distributions to shareholders..............................................          (696,815)            (547,701)
                                                                                           ______________       ______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold........................................................        28,126,503           16,507,793
      Cost of shares redeemed..........................................................       (12,968,948)          (5,681,893)
                                                                                           ______________       ______________
      Net increase (decrease) in net assets resulting from shareholder transactions....        15,157,555           10,825,900
                                                                                           ______________       ______________

      Total increase (decrease) in net assets..........................................        17,177,574            7,992,915

NET ASSETS:
      Beginning of year................................................................        13,659,545            5,666,630
                                                                                           ______________       ______________

      End of year......................................................................    $   30,837,119       $   13,659,545
                                                                                           ==============       ==============

      Accumulated net investment income (loss) at end of year..........................    $       56,861       $       27,118
                                                                                           ==============       ==============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of year............................................         1,000,002              350,002
      Shares sold......................................................................         1,850,000            1,150,000
      Shares redeemed..................................................................          (850,000)            (500,000)
                                                                                           ______________       ______________
      Shares outstanding, end of year..................................................         2,000,002            1,000,002
                                                                                           ==============       ==============


Page 110               See Notes to Financial Statements

               First Trust                                  First Trust                                  First Trust
              Large Cap Core                                Mid Cap Core                                Small Cap Core
             AlphaDEX(R) Fund                            AlphaDEX(R) Fund                             AlphaDEX(R) Fund
________________________________________     ________________________________________     ________________________________________
    For the Year        For the Year            For the Year         For the Year            For the Year         For the Year
        Ended               Ended                   Ended                Ended                   Ended                Ended
    July 31, 2010       July 31, 2009           July 31, 2010        July 31, 2009           July 31, 2010        July 31, 2009
____________________ ___________________     ____________________ ___________________     ____________________ ___________________


 $      425,805       $      197,293          $      265,177       $       83,163          $       88,450       $       30,784
      4,196,921           (4,466,606)              3,582,859           (3,130,320)              1,991,493           (3,002,849)
       (528,547)           2,129,465                (189,048)           1,408,480                 316,173              940,551
 ______________       ______________          ______________       ______________          ______________       ______________
      4,094,179           (2,139,848)              3,658,988           (1,638,677)              2,396,116           (2,031,514)
 ______________       ______________          ______________       ______________          ______________       ______________


       (387,051)            (198,901)               (237,580)             (83,600)                (79,005)             (28,860)
             --                   --                      --                   --                      --                   --
 ______________       ______________          ______________       ______________          ______________       ______________
       (387,051)            (198,901)               (237,580)             (83,600)                (79,005)             (28,860)
 ______________       ______________          ______________       ______________          ______________       ______________


     72,468,440            3,101,779              72,256,537                   --              44,459,145            2,059,729
    (31,681,238)          (1,842,085)            (27,558,349)                  --             (17,608,287)          (1,608,061)
 ______________       ______________          ______________       ______________          ______________       ______________
     40,787,202            1,259,694              44,698,188                   --              26,850,858              451,668
 ______________       ______________          ______________       ______________          ______________       ______________

     44,494,330           (1,079,055)             48,119,596           (1,722,277)             29,167,969           (1,608,706)


     13,719,974           14,799,029               8,798,984           10,521,261               8,307,099            9,915,805
 ______________       ______________          ______________       ______________          ______________       ______________

 $   58,214,304       $   13,719,974          $   56,918,580       $    8,798,984          $   37,475,068       $    8,307,099
 ==============       ==============          ==============       ==============          ==============       ==============

 $       46,944       $        8,052          $       30,353       $        2,756          $       11,904       $        2,459
 ==============       ==============          ==============       ==============          ==============       ==============




        700,002              600,002                 400,002              400,002                 400,002              400,002
      3,100,000              200,000               2,700,000                   --               1,800,000              100,000
     (1,350,000)            (100,000)             (1,000,000)                  --                (700,000)            (100,000)
 ______________       ______________          ______________       ______________          ______________       ______________
      2,450,002              700,002               2,100,002              400,002               1,500,002              400,002
 ==============       ==============          ==============       ==============        ================       ==============


                       See Notes to Financial Statements                Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                                                                         First Trust
                                                                                                Large Cap Value Opportunities
                                                                                                       AlphaDEX(R) Fund
                                                                                           ________________________________________
                                                                                              For the Year         For the Year
                                                                                                  Ended                Ended
                                                                                              July 31, 2010        July 31, 2009
                                                                                           ___________________  ___________________

OPERATIONS:
      Net investment income (loss).....................................................    $      610,279       $      421,012
      Net realized gain (loss).........................................................         5,901,495           (8,630,413)
      Net change in unrealized appreciation (depreciation).............................        (1,518,392)           3,008,229
                                                                                           ______________       ______________
      Net increase (decrease) in net assets resulting from operations..................         4,993,382           (5,201,172)
                                                                                           ______________       ______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...........................................................          (586,236)            (422,101)
      Return of capital................................................................                --                   --
                                                                                           ______________       ______________
      Total distributions to shareholders..............................................          (586,236)            (422,101)
                                                                                           ______________       ______________

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold........................................................        57,874,243           11,235,645
      Cost of shares redeemed..........................................................       (30,464,003)         (10,635,114)
                                                                                           ______________       ______________
      Net increase (decrease) in net assets resulting from shareholder transactions....        27,410,240              600,531
                                                                                           ______________       ______________

      Total increase (decrease) in net assets..........................................        31,817,386           (5,022,742)

NET ASSETS:
      Beginning of year................................................................        18,140,680           23,163,422
                                                                                           ______________       ______________

      End of year......................................................................    $   49,958,066       $   18,140,680
                                                                                           ==============       ==============


      Accumulated net investment income (loss) at end of year..........................    $       45,212       $       20,965
                                                                                           ==============       ==============



CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of year............................................           950,002            1,000,002
      Shares sold......................................................................         2,500,000              600,000
      Shares redeemed..................................................................        (1,300,000)            (650,000)
                                                                                           ______________       ______________
      Shares outstanding, end of year..................................................         2,150,002              950,002
                                                                                           ==============       ==============


Page 112               See Notes to Financial Statements

                 First Trust                                  First Trust                                  First Trust
       Large Cap Growth Opportunities                       Multi Cap Value                             Multi Cap Growth
               AlphaDEX(R) Fund                             AlphaDEX(R) Fund                            AlphaDEX(R) Fund
________________________________________     _______________________________________     _________________________________________
    For the Year          For the Year           For the Year        For the Year            For the Year         For the Year
        Ended                 Ended                  Ended               Ended                   Ended                Ended
    July 31, 2010        July 31, 2009          July 31, 2010       July 31, 2009           July 31, 2010        July 31, 2009
____________________ ___________________     ___________________ ___________________     _____________________ ___________________


 $       77,720       $       94,557          $      247,144       $       95,725          $        5,726       $       16,640
      2,813,023          (12,683,155)              3,737,301           (1,854,581)              1,352,508           (2,536,694)
        198,995            1,374,852              (1,607,943)           1,990,405                (122,230)             393,003
 ______________       ______________          ______________       ______________          ______________       ______________
      3,089,738          (11,213,746)              2,376,502              231,549               1,236,004           (2,127,051)
 ______________       ______________          ______________       ______________          ______________       ______________


        (74,300)             (97,291)               (229,401)             (96,701)                     --              (16,640)
             --               (2,679)                     --                   --                      --               (1,410)
 ______________       ______________          ______________       ______________          ______________       ______________
        (74,300)             (99,970)               (229,401)              96,701                      --              (18,050)
 ______________       ______________          ______________       ______________          ______________       ______________


     51,079,703            1,780,099              28,406,184            6,197,334               9,750,097            2,208,339
    (28,610,455)         (13,710,082)            (19,737,496)            (877,994)             (8,661,496)          (3,155,370)
 ______________       ______________          ______________       ______________          ______________       ______________
     22,469,248          (11,929,983)              8,668,688            5,319,340               1,088,601             (947,031)
 ______________       ______________          ______________       ______________          ______________       ______________

     25,484,686          (23,243,699)             10,815,789            5,454,188               2,324,605           (3,092,132)


     13,960,251           37,203,950              10,100,824            4,646,636               5,195,526            8,287,658
 ______________       ______________          ______________       ______________          ______________       ______________

 $   39,444,937       $   13,960,251          $   20,916,613       $   10,100,824          $    7,520,131       $    5,195,526
 ==============       ==============          ==============       ==============          ==============       ==============

 $        3,521       $           --          $       20,531       $        2,768          $        5,726       $           --
 ==============       ==============          ==============       ==============          ==============       ==============




        700,002            1,400,002                 500,002              200,002                 250,002              300,002
      2,150,000              100,000               1,150,000              350,000                 400,000              100,000
     (1,200,000)            (800,000)               (800,000)             (50,000)               (350,000)            (150,000)
 ______________       ______________          ______________       ______________          ______________       ______________
      1,650,002              700,002                 850,002              500,002                 300,002              250,002
 ==============       ==============          ==============       ==============          ==============       ==============


                       See Notes to Financial Statements                Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period


First Trust Consumer Discretionary AlphaDEX(R) Fund

                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    12.77         $    14.19        $    18.83        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.06               0.10              0.08              0.00 (b) (f)
Net realized and unrealized gain (loss)                      3.14              (1.42)            (4.64)            (1.17)
                                                       __________         __________        __________        __________
Total from investment operations                             3.20              (1.32)            (4.56)            (1.17)
                                                       __________         __________        __________        __________

Distributions paid to shareholders from:
Net investment income                                       (0.06)             (0.10)            (0.08)               --
Return of capital                                           (0.00) (f)         (0.00) (f)           --                --
                                                       __________         __________        __________        __________
Total distributions                                         (0.06)             (0.10)            (0.08)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    15.91         $    12.77        $    14.19        $    18.83
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           25.08%            (9.12)%          (24.24)%           (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  136,855         $    6,386        $    3,547        $    1,883
Ratios to average net assets:
Ratio of total expenses to average net assets               0.86%              1.59%             3.36%            11.39% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.47%              1.00%             0.58%             0.04% (d)
Portfolio turnover rate (e)                                  114%               133%               91%               34%


First Trust Consumer Staples AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    16.39         $    17.96        $    19.11        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.18               0.25              0.21              0.04 (b)
Net realized and unrealized gain (loss)                      2.43              (1.57)            (1.14)            (0.93)
                                                       __________         __________        __________        __________
Total from investment operations                             2.61              (1.32)            (0.93)            (0.89)

Distributions paid to shareholders from:
Net investment income                                       (0.18)             (0.25)            (0.22)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    18.82         $    16.39        $    17.96        $    19.11
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           15.97%            (7.14)%           (4.86)%           (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   25,406         $    9,017        $    2,695        $    2,866
Ratios to average net assets:
Ratio of total expenses to average net assets               0.98%              1.30%             2.55%             9.34% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.18%              1.99%             1.10%             0.98% (d)
Portfolio turnover rate (e)                                   95%               145%               96%                1%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


Page 114               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Energy AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    13.62         $    23.85        $    20.74        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.06               0.03              0.12             (0.00) (b) (f)
Net realized and unrealized gain (loss)                      2.42             (10.23)             3.12              0.74
                                                       __________         __________        __________        __________
Total from investment operations                             2.48             (10.20)             3.24              0.74
                                                       __________         __________        __________        __________

Distributions paid to shareholders from:
Net investment income                                       (0.05)             (0.03)            (0.13)               --
Net realized gain                                              --                 --             (0.00) (f)           --
Return of capital                                              --              (0.00) (f)           --                --
                                                       __________         __________        __________        __________
Total distributions                                         (0.05)             (0.03)            (0.13)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    16.05         $    13.62        $    23.85        $    20.74
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           18.26%           (42.74)%            15.62%             3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   44,149         $    9,531        $    8,347        $    5,184
Ratios to average net assets:
Ratio of total expenses to average net assets               0.89%              1.35%             1.80%             9.49% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.36%              0.24%             0.48%           (0.03)% (d)
Portfolio turnover rate (e)                                  103%               116%               67%                1%


First Trust Financials AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    10.37         $    12.41        $    17.91        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.11               0.18              0.29              0.07 (b)
Net realized and unrealized gain (loss)                      2.65              (2.05)            (5.44)            (2.16)
                                                       __________         __________        __________        __________
Total from investment operations                             2.76              (1.87)            (5.15)            (2.09)

Distributions paid to shareholders from:
Net investment income                                       (0.11)             (0.17)            (0.35)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    13.02         $    10.37        $    12.41        $    17.91
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           26.68%           (14.94)%          (28.95)%          (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  126,257         $    8,295        $    1,861        $    1,791
Ratios to average net assets:
Ratio of total expenses to average net assets               0.87%              1.50%             3.89%            11.58% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.43%              2.49%             2.13%             1.46% (d)
Portfolio turnover rate (e)                                   89%               140%               74%               26%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 115




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Health Care AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    17.66         $    18.93        $    19.48        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                (0.03)             (0.02)            (0.03)            (0.01) (b)
Net realized and unrealized gain (loss)                      3.93              (1.25)            (0.52)            (0.51)
                                                       __________         __________        __________        __________
Total from investment operations                             3.90              (1.27)            (0.55)            (0.52)
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    21.56         $    17.66        $    18.93        $    19.48
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           22.08%            (6.71)%           (2.82)%           (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   47,439         $   15,015        $    8,521        $    1,949
Ratios to average net assets:
Ratio of total expenses to average net assets               0.87%              1.15%             2.03%            11.48% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                           (0.19)%            (0.17)%           (0.34)%           (0.31)% (d)
Portfolio turnover rate (e)                                   87%               138%               89%               30%


First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    12.03         $    17.54        $    18.87        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.11               0.10              0.05             (0.00) (b) (f)
Net realized and unrealized gain (loss)                      3.39              (5.52)            (1.33)            (1.13)
                                                       __________         __________        __________        __________
Total from investment operations                             3.50              (5.42)            (1.28)            (1.13)

Distributions paid to shareholders from:
Net investment income                                       (0.11)             (0.09)            (0.05)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    15.42         $    12.03        $    17.54        $    18.87
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           29.16%           (30.83)%           (6.82)%           (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   30,845         $    5,412        $    4,384        $    4,718
Ratios to average net assets:
Ratio of total expenses to average net assets               0.99%              1.63%             1.90%            10.09% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.95%              0.99%             0.29%           (0.14)% (d)
Portfolio turnover rate (e)                                   95%               153%               81%               24%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


Page 116               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Materials AlphaDEX(R) Fund

                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    15.26         $    21.90        $    20.17        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.25               0.20              0.16              0.02 (b)
Net realized and unrealized gain (loss)                      4.72              (6.64)             1.75              0.15
                                                       __________         __________        __________        __________
Total from investment operations                             4.97              (6.44)             1.91              0.17

Distributions paid to shareholders from:
Net investment income                                       (0.25)             (0.20)            (0.18)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    19.98         $    15.26        $    21.90        $    20.17
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           32.72%           (29.20)%             9.44%             0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  148,839         $    9,922        $    5,474        $    3,025
Ratios to average net assets:
Ratio of total expenses to average net assets               0.84%              1.40%             2.33%             9.56% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.15%              1.46%             0.75%             0.46% (d)
Portfolio turnover rate (e)                                   90%               153%               59%                1%


First Trust Technology AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    14.47         $    17.63        $    20.47        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                (0.04)             (0.02)            (0.02)            (0.02) (b)
Net realized and unrealized gain (loss)                      3.69              (3.14)            (2.82)             0.49
                                                       __________         __________        __________        __________
Total from investment operations                             3.65              (3.16)            (2.84)             0.47
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    18.12         $    14.47        $    17.63        $    20.47
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           25.22%           (17.92)%          (13.87)%             2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   59,875         $   12,374        $    8,904        $    2,149
Ratios to average net assets:
Ratio of total expenses to average net assets               0.90%              1.26%             2.01%            10.64% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                           (0.40)%            (0.17)%           (0.29)%           (0.47)% (d)
Portfolio turnover rate (e)                                  112%               135%               89%                6%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 117




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Utilities AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    13.66         $    16.19        $    18.37        $    20.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.38               0.44              0.90              0.09 (b)
Net realized and unrealized gain (loss)                      1.76              (2.50)            (2.17)            (1.72)
                                                       __________         __________        __________        __________
Total from investment operations                             2.14              (2.06)            (1.27)            (1.63)

Distributions paid to shareholders from:
Net investment income                                       (0.38)             (0.47)            (0.91)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    15.42         $    13.66        $    16.19        $    18.37
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           15.80%           (12.53)%           (7.39)%           (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   30,837         $   13,660        $    5,667        $    2,756
Ratios to average net assets:
Ratio of total expenses to average net assets               0.92%              1.15%             2.50%            10.12% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             2.97%              4.03%             2.96%             2.18% (d)
Portfolio turnover rate (e)                                   60%               128%               68%                1%


First Trust Large Cap Core AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    19.60         $    24.66        $    28.68        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.20               0.29              0.25              0.04 (b)
Net realized and unrealized gain (loss)                      4.15              (5.06)            (4.00)            (1.36)
                                                       __________         __________        __________        __________
Total from investment operations                             4.35              (4.77)            (3.75)            (1.32)

Distributions paid to shareholders from:
Net investment income                                       (0.19)             (0.29)            (0.27)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    23.76         $    19.60        $    24.66        $    28.68
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           22.26%           (19.18)%          (13.14)%           (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   58,214         $   13,720        $   14,799        $    2,868
Ratios to average net assets:
Ratio of total expenses to average net assets               0.90%              1.17%             1.42%             7.86% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.13%              1.63%             1.16%             0.62% (d)
Portfolio turnover rate (e)                                   91%               114%               90%                1%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Mid Cap Core AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    22.00         $    26.30        $    28.58        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.16               0.21              0.14              0.01 (b)
Net realized and unrealized gain (loss)                      5.10              (4.30)            (2.28)            (1.43)
                                                       __________         __________        __________        __________
Total from investment operations                             5.26              (4.09)            (2.14)            (1.42)

Distributions paid to shareholders from:
Net investment income                                       (0.16)             (0.21)            (0.14)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    27.10         $    22.00        $    26.30        $    28.58
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           23.94%           (15.42)%           (7.51)%           (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   56,919         $    8,799        $   10,521        $    5,715
Ratios to average net assets:
Ratio of total expenses to average net assets               0.90%              1.28%             1.61%             5.98% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.73%              1.07%             0.54%             0.19% (d)
Portfolio turnover rate (e)                                  100%               120%               82%                1%


First Trust Small Cap Core AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    20.77         $    24.79        $    28.30        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.07               0.10              0.06              0.02 (b)
Net realized and unrealized gain (loss)                      4.21              (4.02)            (3.50)            (1.72)
                                                       __________         __________        __________        __________
Total from investment operations                             4.28              (3.92)            (3.44)            (1.70)

Distributions paid to shareholders from:
Net investment income                                       (0.07)             (0.10)            (0.07)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    24.98         $    20.77        $    24.79        $    28.30
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           20.63%           (15.77)%          (12.14)%           (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   37,475         $    8,307        $    9,916        $    5,660
Ratios to average net assets:
Ratio of total expenses to average net assets               0.97%              1.40%             1.87%             7.25% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.36%              0.49%             0.25%             0.42% (d)
Portfolio turnover rate (e)                                   97%               105%               95%                2%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 119




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    19.10         $    23.16        $    28.35        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.34               0.47              0.43              0.06 (b)
Net realized and unrealized gain (loss)                      4.14              (4.06)            (5.18)            (1.71)
                                                       __________         __________        __________        __________
Total from investment operations                             4.48              (3.59)            (4.75)            (1.65)

Distributions paid to shareholders from:
Net investment income                                       (0.34)             (0.47)            (0.44)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                          $   23.24         $    19.10        $    23.16        $    28.35
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           23.53%           (15.23)%          (16.85)%           (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   49,958         $   18,141        $   23,163        $    5,669
Ratios to average net assets:
Ratio of total expenses to average net assets               0.88%              1.07%             1.35%             6.95% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.73%              2.47%             1.80%             0.97% (d)
Portfolio turnover rate (e)                                  100%               146%              104%                1%


First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    19.94         $    26.57        $    29.22        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.06               0.14              0.15             (0.00) (b) (f)
Net realized and unrealized gain (loss)                      3.96              (6.63)            (2.65)            (0.78)
                                                       __________         __________        __________        __________
Total from investment operations                             4.02              (6.49)            (2.50)            (0.78)
                                                       __________         __________        __________        __________

Distributions paid to shareholders from:
Net investment income                                       (0.05)             (0.14)            (0.15)               --
Return of capital                                              --              (0.00) (f)           --                --
                                                       __________         __________        __________        __________
Total distributions                                         (0.05)             (0.14)            (0.15)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    23.91         $    19.94        $    26.57        $    29.22
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           20.20%           (24.38)%           (8.62)%           (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   39,445         $   13,960        $   37,204        $    5,845
Ratios to average net assets:
Ratio of total expenses to average net assets               0.91%              1.01%             1.17%             5.98% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.31%              0.54%             0.43%           (0.07)% (d)
Portfolio turnover rate (e)                                  168%               152%              134%                1%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


Page 120               See Notes to Financial Statements




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Financial Highlights
For a share outstanding throughout each period

First Trust Multi Cap Value AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    20.20         $    23.23        $    27.95        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.37               0.29              0.35              0.06 (b)
Net realized and unrealized gain (loss)                      4.39              (3.02)            (4.68)            (2.11)
                                                       __________         __________        __________        __________
Total from investment operations                             4.76              (2.73)            (4.33)            (2.05)

Distributions paid to shareholders from:
Net investment income                                       (0.35)             (0.30)            (0.39)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    24.61         $    20.20        $    23.23        $    27.95
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           23.65%           (11.51)%          (15.53)%           (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   20,917         $   10,101        $    4,647        $    2,795
Ratios to average net assets:
Ratio of total expenses to average net assets               0.94%              2.17%             1.70%             7.91% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             1.45%              1.99%             1.45%             0.93% (d)
Portfolio turnover rate (e)                                   93%               134%               59%                2%


First Trust Multi Cap Growth AlphaDEX(R) Fund
                                                                                                              For the Period
                                                         For the            For the           For the         May 8, 2007 (a)
                                                       Year Ended         Year Ended        Year Ended            through
                                                      July 31, 2010      July 31, 2009     July 31, 2008       July 31, 2007
                                                    _________________  _________________  ________________  ___________________

Net asset value, beginning of period                   $    20.78         $    27.63        $    29.39        $    30.00
                                                       __________         __________        __________        __________
Income from investment operations:
Net investment income (loss)                                 0.02               0.06              0.05             (0.01) (b)
Net realized and unrealized gain (loss)                      4.27              (6.84)            (1.76)            (0.60)
                                                       __________         __________        __________        __________
Total from investment operations                             4.29              (6.78)            (1.71)            (0.61)
                                                       __________         __________        __________        __________

Distributions paid to shareholders from:
Net investment income                                          --              (0.06)            (0.04)               --
Return of capital                                              --              (0.01)            (0.01)               --
                                                       __________         __________        __________        __________
Total distributions                                            --              (0.07)            (0.05)               --
                                                       __________         __________        __________        __________
Net asset value, end of period                         $    25.07         $    20.78        $    27.63        $    29.39
                                                       ==========         ==========        ==========        ==========
TOTAL RETURN (c)                                           20.64%           (24.53)%           (5.85)%           (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    7,520         $    5,196        $    8,288        $    8,818
Ratios to average net assets:
Ratio of total expenses to average net assets               1.40%              1.56%             1.55%             6.01% (d)
Ratio of net expenses to average net assets                 0.70%              0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to average
     net assets                                             0.08%              0.29%             0.12%           (0.21)% (d)
Portfolio turnover rate (e)                                  155%               153%              110%                1%



(a)   Inception date.
(b)   Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 121

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen funds:

     First Trust Consumer Discretionary AlphaDEX(R) Fund - NYSE Arca, Inc. ticker "FXD")
     First Trust Consumer Staples AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXG")
     First Trust Energy AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXN")
     First Trust Financials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXO")
     First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXH")
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXR")
     First Trust Materials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXZ")
     First Trust Technology AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXL")
     First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXU")
     First Trust Large Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FEX")
     First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNX")
     First Trust Small Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FYX")
     First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTA")
     First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTC")
     First Trust Multi Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAB")
     First Trust Multi Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAD")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                 INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                  StrataQuant(R) Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX(R) Fund                        StrataQuant(R) Consumer Staples Index(1)
First Trust Energy AlphaDEX(R) Fund                                  StrataQuant(R) Energy Index(1)
First Trust Financials AlphaDEX(R) Fund                              StrataQuant(R) Financials Index(1)
First Trust Health Care AlphaDEX(R) Fund                             StrataQuant(R) Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           StrataQuant(R) Industrials Index(1)
First Trust Materials AlphaDEX(R) Fund                               StrataQuant(R) Materials Index(1)
First Trust Technology AlphaDEX(R) Fund                              StrataQuant(R) Technology Index(1)
First Trust Utilities AlphaDEX(R) Fund                               StrataQuant(R) Utilities Index(1)
First Trust Large Cap Core AlphaDEX(R) Fund                          Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                            Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                          Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund           Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund          Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                         Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                        Defined Multi Cap Growth Index

(1) This Index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


A. PORTFOLIO VALUATION
Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the The NASDAQ(R) Stock Market, Inc. ("NASDAQ(R)") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ(R) or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

          o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
              - Quoted prices for similar securities in active markets.
              - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
              - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
              - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
          o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of July 31, 2010, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in publicly-traded master limited partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2010 was as follows:

                                                                  Distributions           Distributions            Distributions
                                                                    paid from               paid from                paid from
                                                                 Ordinary Income          Capital Gains          Return of Capital
                                                               ____________________    __________________     ______________________
First Trust Consumer Discretionary AlphaDEX(R) Fund                $     324,928          $          --            $    12,472
First Trust Consumer Staples AlphaDEX(R) Fund                            199,620                     --                     --
First Trust Energy AlphaDEX(R) Fund                                      128,295                     --                     --
First Trust Financials AlphaDEX(R) Fund                                  694,470                     --                     --
First Trust Health Care AlphaDEX(R) Fund                                      --                     --                     --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               154,530                     --                     --
First Trust Materials AlphaDEX(R) Fund                                   880,891                     --                     --
First Trust Technology AlphaDEX(R) Fund                                       --                     --                     --
First Trust Utilities AlphaDEX(R) Fund                                   696,815                     --                     --
First Trust Large Cap Core AlphaDEX(R) Fund                              387,051                     --                     --
First Trust Mid Cap Core AlphaDEX(R) Fund                                237,580                     --                     --
First Trust Small Cap Core AlphaDEX(R) Fund                               79,005                     --                     --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund               586,236                     --                     --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund               74,300                     --                     --
First Trust Multi Cap Value AlphaDEX(R) Fund                             229,401                     --                     --
First Trust Multi Cap Growth AlphaDEX(R) Fund                                 --                     --                     --

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2009 was as follows:

                                                                  Distributions           Distributions            Distributions
                                                                    paid from               paid from                paid from
                                                                 Ordinary Income          Capital Gains          Return of Capital
                                                               ____________________    __________________     ______________________

First Trust Consumer Discretionary AlphaDEX(R) Fund                $      43,047        $            --        $            13
First Trust Consumer Staples AlphaDEX(R) Fund                            139,591                     --                     --
First Trust Energy AlphaDEX(R) Fund                                       15,209                     --                  3,031
First Trust Financials AlphaDEX(R) Fund                                  120,540                     --                     --
First Trust Health Care AlphaDEX(R) Fund                                      --                     --                     --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                34,770                     --                     --
First Trust Materials AlphaDEX(R) Fund                                    81,375                     --                     --
First Trust Technology AlphaDEX(R) Fund                                       --                     --                     --
First Trust Utilities AlphaDEX(R) Fund                                   547,701                     --                     --
First Trust Large Cap Core AlphaDEX(R) Fund                              198,901                     --                     --
First Trust Mid Cap Core AlphaDEX(R) Fund                                 83,600                     --                     --
First Trust Small Cap Core AlphaDEX(R) Fund                               28,860                     --                     --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund               422,101                     --                     --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund               97,291                     --                  2,679
First Trust Multi Cap Value AlphaDEX(R) Fund                              96,701                     --                     --
First Trust Multi Cap Growth AlphaDEX(R) Fund                             16,640                     --                  1,410

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


As of July 31, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                       Undistributed       Accumulated       Net Unrealized
                                                                         Ordinary       Capital and Other     Appreciation
                                                                          Income           Gain (Loss)       (Depreciation)
                                                                     ________________  ___________________  ___________________

First Trust Consumer Discretionary AlphaDEX(R) Fund                     $        --       $ (10,855,592)      $  2,217,356
First Trust Consumer Staples AlphaDEX(R) Fund                                30,922          (1,954,654)         1,232,909
First Trust Energy AlphaDEX(R) Fund                                           1,319          (7,379,632)        (1,810,271)
First Trust Financials AlphaDEX(R) Fund                                     218,408          (5,372,045)         2,099,695
First Trust Health Care AlphaDEX(R) Fund                                         --          (4,805,353)          (889,921)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                   27,152          (3,400,459)         1,658,629
First Trust Materials AlphaDEX(R) Fund                                       61,080          (9,418,644)         3,514,627
First Trust Technology AlphaDEX(R) Fund                                          --          (5,839,954)           425,912
First Trust Utilities AlphaDEX(R) Fund                                       56,861          (2,548,193)           328,054
First Trust Large Cap Core AlphaDEX(R) Fund                                  46,944          (6,307,166)           337,927
First Trust Mid Cap Core AlphaDEX(R) Fund                                    30,353          (5,387,460)           455,672
First Trust Small Cap Core AlphaDEX(R) Fund                                  11,904          (4,685,426)           539,565
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                   45,212          (7,656,630)          (770,288)
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                   3,521         (15,149,955)         1,691,759
First Trust Multi Cap Value AlphaDEX(R) Fund                                 20,531          (2,763,772)          (592,751)
First Trust Multi Cap Growth AlphaDEX(R) Fund                                 5,726          (4,574,500)           791,968

D. INCOME TAXES
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009, and 2010 remain open to federal and state audit. As of July 31, 2010, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At July 31, 2010 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                   Capital Loss     Capital Loss      Capital Loss      Capital Loss        Total
                                                     Available        Available         Available         Available        Capital
                                                      through          through           through           through          Loss
                                                   July 31, 2015    July 31, 2016     July 31, 2017     July 31, 2018     Available
                                                  ______________    _____________     _____________     _____________    ___________

First Trust Consumer Discretionary
     AlphaDEX(R) Fund                             $    2,058       $   64,889         $   783,283       $ 1,138,594     $ 1,988,824
First Trust Consumer Staples AlphaDEX(R) Fund          3,068           83,534             422,511         1,058,131       1,567,244
First Trust Energy AlphaDEX(R) Fund                       --           73,845           2,326,320         2,084,336       4,484,501
First Trust Financials AlphaDEX(R) Fund                2,757           13,300             671,958         1,630,337       2,318,352
First Trust Health Care AlphaDEX(R) Fund              18,355           28,397             774,570         2,582,977       3,404,299
First Trust Industrials/Producer Durables
     AlphaDEX(R) Fund                                 23,631          183,210             798,398         1,325,584       2,330,823
First Trust Materials AlphaDEX(R) Fund                 4,424           13,424           1,265,429           886,622       2,169,899
First Trust Technology AlphaDEX(R) Fund               12,398           22,456           1,608,491         2,508,150       4,151,495
First Trust Utilities AlphaDEX(R) Fund                   945           16,238             559,037         1,956,482       2,532,702
First Trust Large Cap Core AlphaDEX(R) Fund           15,102            8,528           2,600,275         2,800,653       5,424,558
First Trust Mid Cap Core AlphaDEX(R) Fund              7,911           84,882           1,985,474         2,119,642       4,197,909
First Trust Small Cap Core AlphaDEX(R) Fund           14,770          111,735           1,882,188         1,600,982       3,609,675
First Trust Large Cap Value Opportunities
     AlphaDEX(R) Fund                                  1,854           80,299           2,272,260         5,098,300       7,452,713
First Trust Large Cap Growth Opportunities
     AlphaDEX(R) Fund                                     --          162,514          10,217,162         3,224,180      13,603,856
First Trust Multi Cap Value AlphaDEX(R) Fund           8,569           56,799           1,331,945         1,180,819       2,578,132
First Trust Multi Cap Growth AlphaDEX(R) Fund         26,562          241,100           2,554,292         1,438,794       4,260,748

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended July 31, 2010, the following Funds incurred and elected to defer net capital losses as follows:

                                                            Post-October Losses
                                                           _____________________

First Trust Consumer Discretionary AlphaDEX(R) Fund            $   8,866,768
First Trust Consumer Staples AlphaDEX(R) Fund                        387,410
First Trust Energy AlphaDEX(R) Fund                                2,895,131
First Trust Financials AlphaDEX(R) Fund                            3,053,693
First Trust Health Care AlphaDEX(R) Fund                           1,401,054
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         1,069,636
First Trust Materials AlphaDEX(R) Fund                             7,248,745
First Trust Technology AlphaDEX(R) Fund                            1,688,459
First Trust Utilities AlphaDEX(R) Fund                                15,491
First Trust Large Cap Core AlphaDEX(R) Fund                          882,608
First Trust Mid Cap Core AlphaDEX(R) Fund                          1,189,551
First Trust Small Cap Core AlphaDEX(R) Fund                        1,075,751
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund           203,917
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund        1,546,099
First Trust Multi Cap Value AlphaDEX(R) Fund                         185,640
First Trust Multi Cap Growth AlphaDEX(R) Fund                        313,752

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2010, the adjustments for each Fund were as follows:

                                                                                           Accumulated
                                                                        Accumulated       Net Realized
                                                                      Net Investment       Gain (Loss)           Paid-in
                                                                       Income (Loss)     on Investments          Capital
                                                                    _________________  ___________________   _________________
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $         10       $  (6,552,658)       $  6,552,648
First Trust Consumer Staples AlphaDEX(R) Fund                                     -          (1,615,461)          1,615,461
First Trust Energy AlphaDEX(R) Fund                                             223          (4,543,617)          4,543,394
First Trust Financials AlphaDEX(R) Fund                                       1,049          (2,949,177)          2,948,128
First Trust Health Care AlphaDEX(R) Fund                                     71,085          (7,667,764)          7,596,679
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       61          (2,232,071)          2,232,010
First Trust Materials AlphaDEX(R) Fund                                           --          (8,094,578)          8,094,578
First Trust Technology AlphaDEX(R) Fund                                     133,383          (6,092,393)          5,959,010
First Trust Utilities AlphaDEX(R) Fund                                          323          (1,548,867)          1,548,544
First Trust Large Cap Core AlphaDEX(R) Fund                                     138          (5,176,897)          5,176,759
First Trust Mid Cap Core AlphaDEX(R) Fund                                        --          (5,260,800)          5,260,800
First Trust Small Cap Core AlphaDEX(R) Fund                                      --          (3,282,982)          3,282,982
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                      204          (6,255,940)          6,255,736
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                     101          (4,816,001)          4,815,900
First Trust Multi Cap Value AlphaDEX(R) Fund                                     20          (3,680,827)          3,680,807
First Trust Multi Cap Growth AlphaDEX(R) Fund                                    --          (1,675,511)          1,675,511

E. EXPENSES
Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


FUNDS                                                          LICENSOR
First Trust Consumer Discretionary AlphaDEX(R) Fund            Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                  Archipelago
First Trust Energy AlphaDEX(R) Fund                            Archipelago
First Trust Financials AlphaDEX(R) Fund                        Archipelago
First Trust Health Care AlphaDEX(R) Fund                       Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     Archipelago
First Trust Materials AlphaDEX(R) Fund                         Archipelago
First Trust Technology AlphaDEX(R) Fund                        Archipelago
First Trust Utilities AlphaDEX(R) Fund                         Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                      Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                   Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Standard & Poor's

The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and in the case of the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds"), certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds. For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until at least May 15, 2011. The Expense Reimbursement, Fee Waiver and Recovery Agreement allows First Trust to recover from the Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement to the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable Expense Cap in place during the fiscal year that the fee was waived or the expense reimbursed. First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the Expense Cap at the time of the waiver or reimbursement exceeds the actual expense ratio in place during the fiscal year that the fee was waived or the expense reimbursed. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


The advisory fee waivers and expense reimbursements for the year ended July 31, 2010 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                                    Expenses Borne by Advisor Subject to Recovery
                                                                                   _______________________________________________
                                                                                     Year        Year         Year
                                                          Advisory    Expense        Ended       Ended        Ended
                                                             Fee       Reim-        July 31,    July 31,     July 31,
                                                           Waivers   bursements       2008       2009          2010       Total
                                                         ___________ ___________   __________ ___________ ____________ ___________
First Trust Consumer Discretionary AlphaDEX(R) Fund        $ 110,096     $    --    $ 54,215    $ 38,005     $110,096    $202,316
First Trust Consumer Staples AlphaDEX(R) Fund                 51,148          --      51,542      44,268       51,148     146,958
First Trust Energy AlphaDEX(R) Fund                           67,669          --      59,344      41,578       67,669     168,591
First Trust Financials AlphaDEX(R) Fund                      104,140          --      54,929      43,241      104,140     202,310
First Trust Health Care AlphaDEX(R) Fund                      66,052          --      58,261      55,680       66,052     179,993
First Trust Industrials/Producer Durables AlphaDEX(R) Fund    52,980          --      55,095      36,527       52,980     144,602
First Trust Materials AlphaDEX(R) Fund                       114,679          --      53,878      41,022      114,679     209,579
First Trust Technology AlphaDEX(R) Fund                       67,139          --      56,200      44,308       67,139     167,647
First Trust Utilities AlphaDEX(R) Fund                        53,420          --      54,076      61,924       53,420     169,420
First Trust Large Cap Core AlphaDEX(R) Fund                   73,433          --      74,897      57,160       73,433     205,490
First Trust Mid Cap Core AlphaDEX(R) Fund                     73,604          --      68,514      45,266       73,604     187,384
First Trust Small Cap Core AlphaDEX(R) Fund                   66,001          --      73,550      43,506       66,001     183,057
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund    64,402          --      71,210      62,297       64,402     197,909
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund   52,810          --      90,402      55,316       52,810     198,528
First Trust Multi Cap Value AlphaDEX(R) Fund                  41,081          --      61,560      70,667       41,081     173,308
First Trust Multi Cap Growth AlphaDEX(R) Fund                 35,406      14,021      63,201      49,485       49,427     162,113

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters. On July 1, 2010, The PNC Financial Services Group sold the outstanding stock of PNC Global Investment Servicing (U.S.) Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2010, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


                                                                                 Purchases                Sales
                                                                              _______________        _______________
First Trust Consumer Discretionary AlphaDEX(R) Fund                               $77,851,770           $77,816,408
First Trust Consumer Staples AlphaDEX(R) Fund                                      17,464,854            17,406,801
First Trust Energy AlphaDEX(R) Fund                                                35,127,402            35,229,063
First Trust Financials AlphaDEX(R) Fund                                            57,088,174            56,470,000
First Trust Health Care AlphaDEX(R) Fund                                           32,128,540            32,274,804
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                         17,689,693            17,640,813
First Trust Materials AlphaDEX(R) Fund                                             73,889,765            72,861,906
First Trust Technology AlphaDEX(R) Fund                                            37,524,887            37,821,965
First Trust Utilities AlphaDEX(R) Fund                                             14,672,130            14,521,302
First Trust Large Cap Core AlphaDEX(R) Fund                                        33,572,647            33,464,883
First Trust Mid Cap Core AlphaDEX(R) Fund                                          35,821,992            35,756,443
First Trust Small Cap Core AlphaDEX(R) Fund                                        23,608,469            23,618,486
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                         35,167,915            34,924,983
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                        41,297,834            41,343,826
First Trust Multi Cap Value AlphaDEX(R) Fund                                       15,488,182            15,448,594
First Trust Multi Cap Growth AlphaDEX(R) Fund                                      10,727,182            10,763,832

For the year ended July 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                 Purchases                Sales
                                                                              _______________        _______________

First Trust Consumer Discretionary AlphaDEX(R) Fund                              $182,078,659          $ 51,112,236
First Trust Consumer Staples AlphaDEX(R) Fund                                      25,895,983            11,246,783
First Trust Energy AlphaDEX(R) Fund                                                71,081,940            35,671,128
First Trust Financials AlphaDEX(R) Fund                                           173,472,056            57,678,140
First Trust Health Care AlphaDEX(R) Fund                                           66,308,387            37,157,633
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                         37,071,403            13,949,867
First Trust Materials AlphaDEX(R) Fund                                            246,224,773           111,426,612
First Trust Technology AlphaDEX(R) Fund                                            76,173,392            31,754,209
First Trust Utilities AlphaDEX(R) Fund                                             27,935,432            12,955,467
First Trust Large Cap Core AlphaDEX(R) Fund                                        72,328,111            31,693,255
First Trust Mid Cap Core AlphaDEX(R) Fund                                          72,158,515            27,535,402
First Trust Small Cap Core AlphaDEX(R) Fund                                        44,443,389            17,611,097
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                         57,691,354            30,519,273
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                        51,048,722            28,598,334
First Trust Multi Cap Value AlphaDEX(R) Fund                                       28,346,504            19,716,785
First Trust Multi Cap Growth AlphaDEX(R) Fund                                       9,750,424             8,657,703

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                Number of Securities            Creation
                 in a Creation Unit          Transaction Fee
                ____________________         _______________
                          1-100                  $  500
                        101-200                  $1,000
                        201-300                  $1,500
                        301-400                  $2,000
                        401-500                  $2,500
                        501-600                  $3,000
                        601-700                  $3,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 JULY 31, 2010


The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities           Redemption
                  in a Creation Unit          Transaction Fee
                 ____________________         _______________
                           1-100                  $  500
                         101-200                  $1,000
                         201-300                  $1,500
                         301-400                  $2,000
                         401-500                  $2,500
                         501-600                  $3,000
                         601-700                  $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2011.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation to James A. Bowen, the President of First Trust. The transaction is expected to be completed no later than October 15, 2010 and is subject to normal closing conditions. The consummation of the transaction will be deemed to be an "assignment" (as defined in the 1940 Act) of the Investment Management Agreement between the Trust and First Trust, and will result in the automatic termination of the agreement. On September 20, 2010, the Board of Trustees of the Trust approved an interim investment management agreement and a new ongoing investment management agreement with First Trust, which contain terms substantially identical to the existing Investment Management Agreement. If approved by the Board of Trustees of the Trust, the new ongoing investment management agreement will be presented for shareholder approval.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded AlphaDEX(R) Fund, comprised of the First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, and First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "Funds"), including the portfolios of investments, as of July 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
September 23, 2010

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2010 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended July 31, 2010 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                                  Dividends Received Deduction
                                                                                ________________________________
First Trust Consumer Discretionary AlphaDEX(R) Fund                                              100%
First Trust Consumer Staples AlphaDEX(R) Fund                                                    100%
First Trust Energy AlphaDEX(R) Fund                                                              100%
First Trust Financials AlphaDEX(R) Fund                                                           84%
First Trust Health Care AlphaDEX(R) Fund                                                           0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                       100%
First Trust Materials AlphaDEX(R) Fund                                                           100%
First Trust Technology AlphaDEX(R) Fund                                                            0%
First Trust Utilities AlphaDEX(R) Fund                                                           100%
First Trust Large Cap Core AlphaDEX(R) Fund                                                      100%
First Trust Mid Cap Core AlphaDEX(R) Fund                                                        100%
First Trust Small Cap Core AlphaDEX(R) Fund                                                      100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                                       100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                                      100%
First Trust Multi Cap Value AlphaDEX(R) Fund                                                     100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                                      0%

For the taxable year ended July 31, 2010, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                                    Qualified Dividend Income
                                                                                ________________________________

First Trust Consumer Discretionary AlphaDEX(R) Fund                                              100%
First Trust Consumer Staples AlphaDEX(R) Fund                                                    100%
First Trust Energy AlphaDEX(R) Fund                                                              100%
First Trust Financials AlphaDEX(R) Fund                                                           85%
First Trust Health Care AlphaDEX(R) Fund                                                           0%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                       100%
First Trust Materials AlphaDEX(R) Fund                                                           100%
First Trust Technology AlphaDEX(R) Fund                                                            0%
First Trust Utilities AlphaDEX(R) Fund                                                           100%
First Trust Large Cap Core AlphaDEX(R) Fund                                                      100%
First Trust Mid Cap Core AlphaDEX(R) Fund                                                        100%
First Trust Small Cap Core AlphaDEX(R) Fund                                                      100%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                                       100%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                                      100%
First Trust Multi Cap Value AlphaDEX(R) Fund                                                     100%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                                      0%


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


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2010 (UNAUDITED)


BOARD CONSIDERATIONS REGARDING APPROVAL OF ADVISORY CONTRACT FOR FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following sixteen series of the Trust (each a "Fund" and collectively, the "Funds"):

     First Trust Large Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Core AlphaDEX(R) Fund
     First Trust Small Cap Core AlphaDEX(R) Fund
     First Trust Multi Cap Growth AlphaDEX(R) Fund
     First Trust Multi Cap Value AlphaDEX(R) Fund
     First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
     First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
     First Trust Consumer Discretionary AlphaDEX(R) Fund
     First Trust Consumer Staples AlphaDEX(R) Fund
     First Trust Energy AlphaDEX(R) Fund
     First Trust Financials AlphaDEX(R) Fund
     First Trust Health Care AlphaDEX(R) Fund
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund
     First Trust Materials AlphaDEX(R) Fund
     First Trust Technology AlphaDEX(R) Fund
     First Trust Utilities AlphaDEX(R) Fund

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2011 for each Fund at a meeting held on March 21-22, 2010. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board considered the compliance program that had been developed by the Advisor and noted the enhancements made by the Advisor to the compliance program in 2009. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through May 15, 2011. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2010 (UNAUDITED)


limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition which makes assembling peers with similar strategies and asset mix difficult, and (ii) many of the peer funds are larger than the Funds. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered the performance of each Fund's underlying index and reviewed the correlation between each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing each Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a broad-based benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board, noting that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JULY 31, 2010 (UNAUDITED)


Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                              Number of
                                                                                            Portfolios in
                                    Term of Office                                          the First Trust       Other
   Name, Address,                   and Year First                                          Fund Complex     Trusteeships or
  Date of Birth and                   Elected or              Principal Occupations          Overseen by      Directorships
Position with the Trust              Appointed                 During Past 5 Years             Trustee       Held by Trustee

                            INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee       o Indefinite Term  Physician; President, Wheaton               64          None
c/o First Trust Advisors L.P.                         Orthopedics; Co-Owner and Co-Director
120 E. Liberty Drive,              o Since Inception  (January 1996 to May 2007), Sports Med
  Suite 400                                           Center for Fitness; Limited Partner,
Wheaton, IL 60187                                     Gundersen Real Estate Limited
D.O.B.: 04/51                                         Partnership; Member, Sportsmed LLC


Thomas R. Kadlec, Trustee          o Indefinite Term  President (March 2010 to present),          64          Director of ADM
c/o First Trust Advisors L.P.                         Senior Vice President and Chief Financial               Investor Services,
120 E. Liberty Drive,                                 Officer (May 2007 to March 2010), Vice                  Inc. and ADM
      Suite 400                    o Since Inception  President and Chief Financial Officer                   Investor Services,
Wheaton, IL 60187                                     (1990 to May 2007), ADM Investor                        International
D.O.B.: 11/57                                         Services, Inc. (Futures Commission
                                                      Merchant)


Robert F. Keith, Trustee           o Indefinite Term  President (2003 to Present), Hibs           64          None
c/o First Trust Advisors L.P.                         Enterprises (Financial and Management
120 E. Liberty Drive,              o Since Inception  Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56



Niel B. Nielson, Trustee           o Indefinite Term  President (June 2002 to Present), Covenant  64          Director of
c/o First Trust Advisors L.P.                         College                                                 Covenant
120 E. Liberty Drive,              o Since Inception                                                          Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/5


                              INTERESTED TRUSTEE

James A. Bowen(1), Trustee,        o Indefinite Term  President, First Trust Advisors L.P. and    64          Trustee of
President, Chairman of                                First Trust Portfolios L.P.; Chairman of the            Wheaton College
the Board and CEO                  o Since Inception  Board of Directors, BondWave LLC
120 E. Liberty Drive,                                 (Software Development Company/
  Suite 400                                           Investment Advisor) and Stonebridge
Wheaton, IL 60187                                     Advisors LLC (Investment Advisor)
D.O.B.: 09/55


________________________
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
-------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JULY 31, 2010 (UNAUDITED)


                                   Position and             Term of Office
    Name, Address                     Offices               and Length of                     Principal Occupations
   and Date of Birth                with Trust                 Service                         During Past 5 Years

                         OFFICERS WHO ARE NOT TRUSTEES2

Mark R. Bradley              Treasurer, Controller, Chief o Indefinite Term    Chief Financial Officer, First Trust Advisors L.P.
120 E. Liberty Drive,        Financial Officer and Chief                       and First Trust Portfolios L.P.; Chief Financial
  Suite 400                  Accounting Officer           o Since Inception    Officer, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor) and Stonebridge
D.O.B.: 11/57                                                                  Advisors LLC (Investment Advisor)

Erin E. Chapman              Assistant Secretary        o Indefinite Term      Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                          Present), Associate Counsel (March 2006 to
  Suite 400                                             o Since June 2009      October 2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                              Trust Portfolios L.P.; Associate Attorney
D.O.B.: 08/76                                                                  (November 2003 to March 2006), Doyle & Bolotin Ltd.

James M. Dykas               Assistant Treasurer        o Indefinite Term      Senior Vice President (April 2007 to Present), Vice
120 E. Liberty Drive,                                                          President (January 2005 to April 2007), First Trust
  Suite 400                                             o Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine             Secretary and Chief        o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,        Compliance Officer                                Trust Portfolios L.P.; Secretary, BondWave LLC
  Suite 400                                             o Since Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist          Vice President             o Indefinite Term      Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                          Present), Vice President (April 2004 to September
  Suite 400                                             o Since Inception      2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch              Assistant Vice President   o Indefinite Term      Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
  Suite 400                                             o Since July 2008      L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                              Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                  Stanley Investment Management

Kristi A. Maher              Assistant Secretary        o Indefinite Term      Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,        and Deputy Chief           o Since Inception      Assistant General Counsel (March 2004 to May
   Suite 400                 Compliance Officer                                2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 12/66

Roger F. Testin              Vice President              o Indefinite Term     Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2001 to November 2003),
  Suite 400                                              o  Since Inception    First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 06/66

Stan Ueland                  Vice President              o Indefinite Term     Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                          Advisors L.P. and First Trust Portfolios L.P; Vice
  Suite 400                                              o  Since Inception    President (May 2004 to August 2005), BondWave
Wheaton, IL 60187                                                              LLC (Software Development Company/Investment
         D.O.B.: 11/70                                                         Advisor)

_________________
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Since 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and long-lasting and has had a substantial impact on the value of the Funds.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund and the First Trust Small Cap Core AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government

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--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.



          NOT FDIC INSURED      NOT BANK GUARANTEED     MAY LOSE VALUE

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[LOGO OMITTED]      FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND



--------------------------------------------------------------------------------


First Trust Exchange-Traded AlphaDEX(R) Fund


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
        (b) of this item's instructions.

    (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $400,000 for 2009 and $726,800 for 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $68,800 for 2009 and $66,000 for 2010. These fees were for tax consultation.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2009 and $0 for 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

         All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                 Adviser and Distributor:
           -----------                 ------------------------

             (b) 0%                            (b) 0%

             (c) 0%                            (c) 0%

             (d) 0%                            (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2009 were $68,800 for the registrant, $6,000 for the registrant's investment adviser and $60,300 for the registrant's distributor, and for 2010 were $66,000 for the registrant, $36,000 for the registrant's investment adviser and $37,300 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

        (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

        (b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
        (b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded AlphaDEX(R) Fund

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date:    September 17, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date:    September 17, 2010



By (Signature and Title)* /s/ Mark R. Bradley
                          --------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:    September 17, 2010


* Print the name and title of each signing officer under his or her signature.